UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2010

Financial Square Fundssm
Federal
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market
Treasury Instruments
Treasury Obligations

Goldman Sachs Funds – Financial Square Funds

■	FEDERAL FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Market Review	2
Portfolio Results	5
Yield Summary	8
Sector Allocations	9
Schedules of Investments	11
Financial Statements	54
Notes to Financial Statements	64
Financial Highlights	86
Report of Independent Registered Public Accounting Firm	104
Other Information	105

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Principal Investment Strategies and Risks

Taxable Funds The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal, and Government Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities (as defined in the Funds’ prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to U.S. Treasury Obligations (as defined in the Funds’ Prospectus) and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state. In order to obtain a rating from a rating organization, the Prime Obligation, Money Market, Treasury Instruments, Treasury Obligations, Government and Federal Funds will be subject to additional investment restrictions.

Tax-Exempt Funds The Tax-Free Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from those taxes. The Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”).

In order to obtain a rating from a rating organization, the Tax-Free Money Market Fund may be subject to additional investment restrictions.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

MARKET REVIEW

Goldman Sachs Funds – Financial Square Funds

Economic and Market Review

The twelve months ended August 31, 2010 (the “Reporting Period”) was one wherein financial regulation reform by the Securities and Exchange Commission (“SEC”), and the Federal Reserve Board (the “Fed”) remaining on hold, and mixed economic indicators had great effect on the money markets. Yields in the money markets remained at low levels throughout the Reporting Period.

At the beginning of the Reporting Period, U.S. industrial production was weak as was the U.S. labor market, with the unemployment rate at a 27-year high of 10%. Although existing home sales were higher than expected, some observers seemed to believe it only reflected a rush to buy before the housing tax credit expired. Such data collectively suggested that the pace of economic recovery was tepid. On the other hand, the U.S. Philadelphia Federal Reserve Bank’s manufacturing index beat consensus estimates.

Toward the end of 2009, economic data was mostly positive but continued to be mixed on an overall basis amongst light trading activity characteristic of the year-end and pre-holiday period. U.S. non-farm payrolls were better than expected. Also, the U.S. trade balance improved as the trade deficit narrowed further than consensus expectations. Continued signs of improvement in the U.S. prompted the Fed to indicate that interest rates would remain exceptionally low for an extended period and also reaffirmed the scheduled expiration of a number of special credit and liquidity facilities in 2010. Still, the unemployment rate continued to hover around 10%, and initial jobless claims saw an unanticipated increase, rising by 7,000 to 480,000 compared to market forecasts of a decrease of 9,000.

The first quarter of 2010 was similarly characterized by relatively mixed economic data but also by generally improving investor sentiment. As the quarter began in January, sentiment was generally negative, as investors questioned the robustness of the economic recovery. There were also concerns about the potential impact of withdrawal of government stimulus programs and the eventual tightening of monetary policy. The labor market was still soft, and there were various signs that earlier improvements seen in the employment data were more the result of reduced layoffs than increased hires. All of these factors, combined with President Obama’s proposal of the Financial Crisis Responsibility Fee and other initiatives designed to limit the size and trading activities of financial institutions in order to minimize risk taking, sparked a sell-off across risky assets early in the quarter. By the end of March, more encouraging data had been posted. Retail sales, manufacturing orders and personal income and spending figures all pointed to a positive turnaround in the U.S. economy. U.S. durable goods figures indicated a healthy rebound in the manufacturing sector and in world trade, while the latest income and spending figures suggested that households might be playing a larger part in the economy’s recovery. The labor market, however, remained weak, although job losses seemed to be stabilizing. The Fed’s policy statement in March indicated that it intended to maintain the “low for long” theme.

The second quarter of the year saw yields on sovereign bonds in several core countries hit lows that had not been seen in some time. Such a rally in government-backed fixed income securities, especially U.S. Treasuries, was primarily due to fears surrounding the debt sustainability of European peripheries, the possible impact of U.S. financial regulation reform on banks’ profitability and balance sheets, signs of heat running out of the Chinese

MARKET REVIEW

economy, and a slowdown in the recovery of global economic growth. Europe’s fiscal problems came to a head in May, forcing policymakers to announce a EUR750 billion backstop for the sovereign debt of Eurozone peripheral countries. The European Central Bank, in turn, began directly purchasing government bonds. U.S. Treasuries rallied strongly, with interest rates moving lower across the yield curve, or spectrum of maturities. As Treasury yields fell, the gap in yields between Treasury securities and the relatively steady short-term interest rate narrowed. This narrowing, in turn, contributed to the flattening of the taxable money market yield curve, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end decreased.

Another factor that caused the taxable money market yield curve to flatten was the SEC Rule 2a-7 amendments that became effective May 5, 2010, with required compliance dates staggered throughout 2010. The rule changes adopted by the SEC were designed to strengthen the regulatory requirements governing money market funds and better protect investors. They were also intended to increase the resilience of money market funds to economic stresses. The regulations include revisions designed to increase credit quality, improve liquidity, shorten maturity limits and modify reporting requirements of money market funds.

In July, economic data reinforced doubts about the global recovery. Although the figures did not point to a double-dip recession, declines in key indicators suggested growth momentum may have peaked in the world’s largest economies. The surprising exception to the month’s disappointing economic performance was the Eurozone. Stronger manufacturing and consumer confidence surveys from the region’s core member states finally overshadowed concerns about the debt problems at its peripheries. However, during August, manufacturing surveys from the U.S., Europe, U.K. and China suggested manufacturing activity was expanding much more slowly than earlier in 2010. With the recovery still so fragile, central banks in the U.S., U.K., Eurozone and Japan showed no inclination to hike interest rates, and warnings of economic uncertainty and deflationary risks from the Fed led to speculation about additional quantitative easing. (Quantitative easing is defined as a government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Central banks tend to use quantitative easing when interest rates have already been lowered to near 0% levels and have failed to produce the desired effect.)

The combination of all of these factors drove down yields in both the taxable and tax-exempt money markets. These factors also led both the taxable and tax-exempt money market yield curves, or spectrums of maturities, to flatten over the Reporting Period as a whole, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

Looking Ahead

We expect the Fed to maintain its near-zero targeted federal funds rate for the remainder of 2010. Although we believe the U.S. economic recovery will continue, we have reduced our 2010 U.S. Gross Domestic Product (“GDP”) forecast from 3.3% to 3.0%, which is somewhat below the consensus forecast of 3.3%. In 2011, we expect growth to slow to 2.5%, also somewhat below consensus. We reduced our forecast because of concerns about

MARKET REVIEW

falling consumer and business confidence and lower expectations about the growth potential of the record amounts of cash on corporate balance sheets.

Inventories and fiscal stimulus have provided much of the support for economic growth, and, in our view, both are nearing the point where their positive growth impact will begin to fade. For example, residential investment likely made a significant contribution to second calendar quarter growth due to a bounce in housing market activity ahead of the expiration of homebuyer tax credits. With the expiration of those credits at the end of April 2010, mortgage applications fell to a 13-year low despite low mortgage rates, and new home sales in May plunged more than 30% from April’s level, hitting a record low of 300,000.

We believe U.S. government bond rates should likely rise from their current low levels. In our view, current rates reflect overly pessimistic views on the U.S. economy and the European fiscal situation. We expect Europe to stabilize over the longer term, and we do not expect a double-dip recession in the U.S. As a result, we think the risk has tilted toward higher rates on any improvement in the economic data or the situation in Europe.

PORTFOLIO RESULTS

Goldman Sachs Funds – Financial Square Funds

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Financial Square Funds’ (the “Funds”) performance and positioning for the Reporting Period.

Q	How did you manage the Funds during the Reporting Period?

A	The Funds’ yields moved lower over the course of the Reporting Period due primarily to the factors discussed in the Economic and Market Review. In addition, as the money markets experienced a flattening of its yield curve, the money markets universe generally saw large outflows of assets, as investors sought higher yields elsewhere.

As concerns about the debt in peripheral Europe caused volatility in the financial markets, keeping short-term Treasury rates low, we sought to take advantage of the higher rates available in the LIBOR curve. LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

We continued to invest in high-quality securities. Throughout the Reporting Period, all of the Funds’ holdings were rated A-1 or better by Standard and Poor’s Ratings Services, signifying that the ratings agency believes the issuers’ capacity to meet their financial commitment on their debt obligations is strong, that is, they have the financial stability and cash reserves necessary to fulfill their debt obligations.

Q	How were the taxable Funds invested?

A	The taxable Funds had investments in commercial paper, asset-backed commercial paper, Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the Reporting Period.

It is important to note that while one of the goals of the SEC’s recently adopted money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices. The Funds maintain an approach to investing that prioritizes the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. As such, the spirit of the SEC’s changes aligns well with our conservative approach to money market investing.

Q	How were the tax-exempt Funds invested?

A	The tax-exempt Funds had investments in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax and revenue anticipation notes, general obligation bonds, revenue bonds, and municipal put bonds during the Reporting Period.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	As a result of the European debt crisis, mixed economic data and broad market volatility experienced, we shifted our strategy regarding weighted average maturity in the taxable money market Funds many times over the course of the Reporting Period. Our targets for the weighted average maturities of the different portfolios varied widely and were dependent on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. Near the end of each calendar quarter, when supply and demand pressures made it advantageous to be fully invested, we tended to manage toward the longer end of each Fund’s weighted average maturity range. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

In the tax-exempt Funds, we focused on managing weighted average maturity in a range between 25 and 50 days. During periods of volatility and stress in the markets, such as that caused by news of the European debt crisis or weak economic data, we managed toward the shorter end of the range. When the tax-exempt money market yield curve steepened, meaning shorter-term yields moved lower than longer-term yields, we managed toward the longer end of the range.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	We expect the targeted federal funds rate to remain low for an extended period. Based on this view, we plan to continue managing the Funds’ portfolios toward the longer end of their maturity target ranges. We believe that because of broad market volatility, there are opportunities to find value on the longer end of the money market yield curve.

PORTFOLIO RESULTS

In both the taxable and tax-exempt Funds, we continue to seek preservation of capital and daily liquidity, and within those two constraints, to seek opportunities to maximize yield potential. In addition, we intend to manage interest and credit risk daily. We will also continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. Of course, we will continue to fully comply with the rule changes by dates required by the SEC. We will also continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

FUND BASICS

Goldman Sachs Funds – Financial Square Funds
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return (based on NAV)[1]	iMoneynet First Tier
September 1, 2009–August 31, 2010	Institutional Shares	Institutional Average[2]

Federal	0.05%	0.03%
Government	0.08	0.03
Money Market	0.13	0.09
Prime Obligations	0.12	0.09
Tax-Exempt California	0.01	0.05
Tax-Exempt New York	0.03	0.05
Tax-Free Money Market	0.15	0.07
Treasury Instruments	0.01	0.01
Treasury Obligations	0.04	0.02

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Source: iMoneyNet, Inc. August 2010

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

	Institutional Shares
For the period ended 06/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Federal	0.07%	2.87%	2.67%	3.35%	2/28/97
Government	0.10	2.93	2.72	3.72	4/6/93
Money Market	0.14	3.03	2.80	3.84	5/18/94
Prime Obligations	0.12	3.01	2.79	4.08	3/8/90
Tax-Exempt California	0.01	1.79	1.59	2.58	10/4/88
Tax-Exempt New York	0.03	1.83	1.65	2.31	2/15/91
Tax-Free Money Market	0.17	2.10	1.93	2.51	7/19/94
Treasury Obligations	0.05	2.63	2.52	3.85	4/25/90
Treasury Instruments	0.02	2.47	2.39	3.05	3/3/97

[3]	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES AS OF 8/31/104

		SEC 7-Day	SEC 7-Day	30-Day	Weighted
	7-Day	Current	Effective	Average	Avg. Maturity
Funds	Dist. Yield	Yield	Yield	Yield	(days)

Federal	0.04%	0.04%	0.04%	0.04%	49
Government	0.10	0.10	0.10	0.11	49
Money Market	0.22	0.22	0.22	0.23	42
Prime Obligations	0.18	0.18	0.18	0.19	47
Tax-Exempt California	0.01	0.01	0.01	0.01	42
Tax-Exempt New York	0.01	0.01	0.01	0.01	24
Tax-Free Money Market	0.14	0.14	0.14	0.13	36
Treasury Instruments	0.01	0.00	0.00	0.01	53
Treasury Obligations	0.04	0.04	0.04	0.03	39

[4]	Each of the Government, Treasury Obligations, Money Market, Treasury Instruments, Federal and Tax-Free Money Market Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (Institutional, Administration, Service and Cash Management), and the Prime Obligations Fund offers eleven separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax-Exempt California and Tax Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, and Class B and Class C Shares each pay 1.00%.

If these fees were reflected in the above performance, performance would have been reduced. Past performance is no guarantee of future results. Yields will vary. An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit www.goldmansachs.com to obtain the most recent month-end performance.

The SEC 7-Day Current Yield and SEC 7-Day Effective Yield of a Fund are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year. The 7-Day Distribution yield includes capital gain distribution in the calculation. This is not a SEC Yield.

SECTOR ALLOCATIONS

TAXABLE FUNDS5

As of August 31, 2010
Security Type			Money	Prime	Treasury	Treasury
(Percentage of Net Assets)	Federal	Government	Market	Obligations	Instruments	Obligations

Certificates of Deposit	—	—	1.2%	1.4%	—	—
Certificates of Deposit - Eurodollar	—	—	5.4	—	—	—
Certificates of Deposit - Yankeedollar	—	—	7.7	—	—	—
Commercial Paper & Corporate Obligations	—	—	24.0	35.5	—	—
Master Demand Notes	—	—	0.6	2.5	—	—
Municipal Debt Obligations	—	—	0.7	0.7	—	—
Repurchase Agreements	—	63.7%	32.7	31.8	—	74.2%
Time Deposits	—	—	0.8	—	—	—
U.S. Government Agency Obligations	53.0%	32.6	14.9	20.0	—	—
U.S. Government Guarantee Variable Rate Obligations	—	3.2	—	0.4	—	—
U.S. Treasury Obligations	48.2	0.5	1.1	1.1	100.0%	25.7
Variable Rate Municipal Debt Obligations	—	—	1.9	5.2	—	—
Variable Rate Obligations	—	—	9.0	1.4	—	—

As of August 31, 2009
Security Type			Money	Prime	Treasury	Treasury
(Percentage of Net Assets)	Federal	Government	Market	Obligations	Instruments	Obligations

Certificates of Deposit - Eurodollar	—	—	4.3%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	7.1	—	—	—
Commercial Paper & Corporate Obligations	—	—	18.9	24.4%	—	—
Master Demand Notes	—	—	1.0	2.0	—	—
Repurchase Agreements	—	52.3%	29.5	34.0	—	52.4%
U.S. Government Agency Obligations	64.3%	41.0	28.1	32.9	—	—
U.S. Government Guarantee Commercial Paper	—	0.8	1.0	—	—	—
U.S. Government Guarantee Variable Rate Obligations	—	1.8	1.7	0.4	—	—
U.S. Treasury Obligations	37.4	6.9	1.9	3.2	102.2%	48.5
Variable Rate Obligations	—	—	6.5	3.1	—	—

[5]	The Funds are actively managed and, as such, their composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAX-EXEMPT FUNDS6

As of August 31, 2010
Security Type	Tax-Exempt	Tax-Exempt	Tax-Free
(Percentage of Net Assets)	California	New York	Money Market

Commercial Paper	11.7%	2.3%	8.8%
General Obligation Bonds	—	—	0.9
Put Bonds	1.1	5.8	0.6
Revenue Anticipation Notes	1.2	1.1	1.2
Revenue Bonds	—	5.4	0.3
Tax and Revenue Anticipation Notes	10.6	—	6.0
Tax Anticipation Notes	—	2.8	2.0
Variable Rate Obligations	75.3	82.4	80.1

As of August 31, 2009
Security Type	Tax-Exempt	Tax-Exempt	Tax-Free
(Percentage of Net Assets)	California	New York	Money Market

Bond Anticipation Notes	—	—	0.2%
Commercial Paper	12.1%	2.7%	9.7
General Obligation Bonds	0.7	2.1	1.6
Pre-Refunded Bonds	—	1.1	0.2
Put Bonds	—	—	3.1
Revenue Anticipation Notes	1.5	1.7	4.0
Revenue Bonds	—	7.5	0.6
Tax and Revenue Anticipation Notes	7.1	—	3.4
Tax Anticipation Notes	—	4.3	2.4
Variable Rate Obligations	79.7	84.8	76.9

[6]	The Funds are actively managed and, as such, their composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments
August 31, 2010

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations – 53.0%

Federal Farm Credit Bank
$230,000,000	0.100%		09/01/10	$230,000,000
183,000,000	0.702	(a)	10/01/10	183,051,877
168,000,000	0.187	(a)	10/26/10	167,993,570
198,700,000	0.397	(a)	06/03/11	198,661,002
150,000,000	0.307	(a)	09/15/11	149,920,148
91,000,000	0.428	(a)	10/26/11	91,000,000
52,000,000	0.292	(a)	11/02/11	51,999,068
65,000,000	0.212	(a)	11/17/11	64,976,276
79,000,000	0.533	(a)	01/13/12	78,969,968
200,000,000	0.248	(a)(b)	02/03/12	200,000,000
Federal Home Loan Bank
70,800,000	0.100		09/01/10	70,800,000
125,000,000	0.150		09/01/10	125,000,000
108,500,000	0.200		09/10/10	108,494,575
390,630,000	0.200		10/01/10	390,564,895
56,000,000	0.205		10/01/10	55,990,433
365,000,000	0.205		10/06/10	364,927,254
300,000,000	0.208		10/06/10	299,939,333
98,000,000	0.170		10/08/10	97,982,877
156,000,000	0.175		10/08/10	155,971,942
40,000,000	0.180		10/08/10	39,992,600
1,443,000,000	0.200		10/08/10	1,442,703,383
452,000,000	0.205		10/08/10	451,904,766
150,000,000	0.280		10/13/10	149,951,000
492,000,000	0.466	(a)	10/15/10	491,996,621
51,000,000	0.500		10/18/10	51,014,256
500,000,000	0.465	(a)	10/19/10	500,000,000
229,000,000	0.260		01/12/11	228,780,033
404,000,000	0.298	(a)	01/26/11	403,912,493
50,000,000	0.286	(a)	02/01/11	49,992,844
133,500,000	0.264	(a)	05/13/11	133,452,788
123,300,000	0.214	(a)	05/25/11	123,273,017
150,000,000	0.580		06/03/11	150,000,000
138,000,000	0.710		06/03/11	138,000,000
180,805,000	0.580		06/10/11	180,837,162
191,000,000	0.190	(a)	07/11/11	190,899,055
200,000,000	0.386	(a)	07/15/11	199,911,983
125,000,000	0.440		07/19/11	124,971,682
143,000,000	0.760		07/19/11	143,293,269
450,000,000	0.291	(a)	08/10/11	449,829,254

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$8,730,959,424

U.S. Treasury Obligations – 48.2%

United States Treasury Bills
$162,900,000	0.127%		09/02/10	$162,899,423
770,000,000	0.130		09/02/10	769,997,220
250,000,000	0.135		09/02/10	249,999,063
702,000,000	0.150		09/02/10	701,997,075
2,600,000,000	0.155		09/16/10	2,599,832,083
417,000,000	0.170		09/16/10	416,970,463
412,000,000	0.135		10/07/10	411,944,380
707,300,000	0.150		10/14/10	707,173,275
18,000,000	0.130		10/21/10	17,996,750
1,500,000,000	0.140		10/21/10	1,499,708,333
70,000,000	0.145		10/21/10	69,985,903
United States Treasury Notes
190,000,000	1.500		10/31/10	190,337,137
13,000,000	1.000		07/31/11	13,070,294
30,000,000	4.875		07/31/11	31,220,164
89,000,000	1.000		08/31/11	89,606,507

TOTAL U.S. TREASURY OBLIGATIONS				$7,932,738,070

TOTAL INVESTMENTS – 101.2%				$16,663,697,494

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%				(199,345,426)

NET ASSETS – 100.0%				$16,464,352,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2010.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments
August 31, 2010

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Guarantee Variable Rate Obligations*(a) – 3.2%

Bank of America Corp.(b)
$5,000,000	1.356%		12/02/11	$5,055,112
Citibank N.A.
6,950,000	0.683		03/30/11	6,958,740
19,380,000	0.528		07/12/11	19,389,667
Citigroup Funding, Inc.
46,295,000	0.355		05/05/11	46,285,712
80,865,000	0.486		06/03/11	80,876,873
General Electric Capital Corp.
12,500,000	0.617		03/11/11	12,508,743
9,250,000	1.467	(b)	12/09/11	9,366,596
JPMorgan Chase & Co.
105,040,000	0.421		04/01/11	105,166,682
5,735,000	0.663		04/01/11	5,741,101
Morgan Stanley & Co.
16,650,000	1.113		03/04/11	16,704,833
422,900,000	0.888		09/22/11	424,726,243
4,900,000	1.388	(b)	12/01/11	4,955,745
Regions Financial Corp.
85,700,000	1.187		12/10/10	85,860,115
Wells Fargo & Co.(b)
187,480,000	1.387		12/09/11	189,671,955

TOTAL GOVERNMENT GUARANTEE VARIABLE RATE OBLIGATIONS				$1,013,268,117

U.S. Government Agency Obligations – 32.6%

Federal Farm Credit Bank(a)
$148,000,000	0.196%		07/15/11	$147,935,641
142,000,000	0.307		09/15/11	142,048,347
135,650,000	0.292		11/02/11	135,647,570
155,000,000	0.212		11/17/11	154,943,426
141,000,000	0.245		12/08/11	140,973,124
150,000,000	0.240		12/09/11	149,971,388
247,000,000	0.201		12/14/11	246,889,820
247,000,000	0.236		01/12/12	246,932,599
166,100,000	0.533		01/13/12	166,036,857
Federal Home Loan Bank
50,000,000	3.375		09/10/10	50,038,286
50,000,000	0.500		10/18/10	50,013,976
337,000,000	0.264	(a)	05/13/11	336,880,821
224,700,000	0.540		05/24/11	224,700,000
278,000,000	0.710		06/03/11	278,000,000
303,000,000	0.760		07/19/11	303,621,403
380,000,000	0.700		09/02/11	381,325,571
144,000,000	0.314	(a)	02/13/12	143,956,061
Federal Home Loan Mortgage Corp.(a)
657,300,000	0.516		09/03/10	657,298,876
30,336,000	0.607		03/09/11	30,358,278
208,543,000	0.607		04/01/11	208,703,101
18,500,000	0.581		04/07/11	18,512,420
40,600,000	0.355		05/04/11	40,593,961
552,139,000	0.365		08/05/11	552,097,466
700,000,000	0.210		01/11/12	699,524,378
490,000,000	0.186		01/20/12	489,725,385
Federal National Mortgage Association
493,000,000	0.300		09/01/10	493,000,000
450,000,000	4.375		09/13/10	450,606,600
1,000,000,000	0.520		05/02/11	996,490,000
4,050,000	0.264	(a)	05/13/11	4,048,595
828,000,000	0.500		06/01/11	824,860,500
505,000,000	0.430		07/05/11	503,148,193
400,000,000	0.430		07/07/11	398,523,667
690,000,000	0.320		08/01/11	687,951,467

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$10,355,357,777

U.S. Treasury Obligation – 0.5%

United States Treasury Note
$176,000,000	1.000%		08/31/11	$177,199,385

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$11,545,825,279

Repurchase Agreements-Unaffiliated Issuers(c) – 61.0%

Banc of America Securities LLC
$230,000,000	0.250%		09/01/10	$230,000,000
Maturity Value: $230,001,597

Collateralized by Federal Home Loan Mortgage Corp. 4.500% to 6.500%, due 03/01/25 to 08/01/40 and Federal National Mortgage Association, 4.000% to 6.000%, due 08/01/25 to 09/01/40. The aggregate market value of the collateral, including accrued interest, was $236,899,988.

Barclays Capital, Inc.
75,000,000	0.230		09/01/10	75,000,000
Maturity Value: $75,000,479
Collateralized by U.S. Treasury Bill, 0.000%, due 02/03/11 and U.S. Treasury Note, 2.625%, due 04/30/16. The aggregate market value of the collateral, including accrued interest, was $76,500,016.
250,000,000	0.240		09/01/10	250,000,000
Maturity Value: $250,001,667
Collateralized by U.S. Treasury Note, 2.000%, due 11/30/13. The market value of the collateral, including accrued interest, was $255,000,064.
BNP Paribas Securities Co.
1,002,500,000	0.240		10/19/10	1,002,500,000
Maturity Value: $1,003,094,817
Settlement Date: 07/22/10

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 7.500%, due 09/01/10 to 08/01/40, Federal National Mortgage Association, 3.500% to 7.500%, due 09/01/13 to 07/01/47 and Government National Mortgage Association, 6.000%, due 06/15/40. The aggregate market value of the collateral, including accrued interest, was $1,022,550,001.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)

Deutsche Bank Securities, Inc.
150,000,000	0.250	09/01/10	150,000,000
Maturity Value: $150,001,042

Collateralized by Federal Home Loan Mortgage Corp., 5.500%, due 02/01/38 and Federal National Mortgage Association, 4.000%, due 02/01/40. The aggregate market value of the collateral, including accrued interest, was $154,499,999.

Joint Repurchase Agreement Account I
74,500,000	0.240	09/01/10	74,500,000
Maturity Value: $74,500,497
Joint Repurchase Agreement Account II
17,570,000,000	0.246	09/01/10	17,570,000,000
Maturity Value: $17,570,120,062
UBS Securities LLC
21,200,000	0.220	09/01/10	21,200,000
Maturity Value: $21,200,130
Collateralized by U.S. Treasury Note, 0.750%, due 08/15/13. The market value of the collateral, including accrued interest, was $21,626,762.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$19,373,200,000

Repurchase Agreements-Affiliated Issuers(c) – 2.7%

Goldman, Sachs & Co.
50,000,000	0.240	09/01/10	50,000,000
Maturity Value: $50,000,333
Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 6.000%, due 09/01/27 to 08/01/40. The aggregate market value of the collateral, including accrued interest, was $50,999,996.
800,000,000	0.250	09/01/10	800,000,000
Maturity Value: $800,005,556

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to 6.000%, due 11/01/19 to 08/01/40 and Federal National Mortgage Association, 4.000% to 6.500%, due 08/01/20 to 08/01/40. The aggregate market value of the collateral, including accrued interest, was $815,999,974.

TOTAL REPURCHASE AGREEMENTS-AFFILIATED ISSUERS			$850,000,000

TOTAL INVESTMENTS – 100.0%			$31,769,025,279

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			10,170,745

NET ASSETS – 100.0%			$31,779,196,024

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2010.

(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2010, these securities amounted to $209,049,408 or approximately 0.7% of net assets.

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2010. Additional information on Joint Repurchase Agreement Accounts I & II appears on pages 51-53.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations – 24.0%

ABN Amro Funding USA LLC
$149,000,000	0.580%	10/28/10	$148,863,168
Amstel Funding Corp.
29,961,000	0.350	09/21/10	29,955,174
50,000,000	0.370	09/30/10	49,985,097
Amsterdam Funding Corp.
23,000,000	0.500	11/01/10	22,980,514
40,000,000	0.530	11/15/10	39,955,833
50,000,000	0.500	11/22/10	49,943,056
29,000,000	0.500	12/01/10	28,963,347
50,000,000	0.590	01/19/11	49,885,278
10,000,000	0.620	01/21/11	9,975,544
10,000,000	0.600	01/27/11	9,975,333
Argento Variable Funding Co. LLC
60,000,000	0.580	09/09/10	59,992,267
75,000,000	0.580	09/24/10	74,972,208
50,000,000	0.550	10/12/10	49,968,681
Atlantis One Funding Corp.
103,328,000	0.600	01/14/11	103,095,512
Banco Bilbao Vizcaya Argentaria SA
63,000,000	0.610	11/09/10	62,926,343
Cafco LLC
41,935,000	0.500	10/18/10	41,907,626
Chariot Funding LLC
59,941,000	0.280	09/14/10	59,934,939
35,479,000	0.280	09/15/10	35,475,137
100,000,000	0.460	10/21/10	99,936,111
20,000,000	0.450	11/16/10	19,981,000
Charta LLC
20,000,000	0.550	09/09/10	19,997,556
40,000,000	0.550	09/10/10	39,994,500
65,000,000	0.490	10/12/10	64,963,726
Ciesco LLC
50,000,000	0.490	10/18/10	49,968,014
Citibank Credit Card Issuance Trust (Dakota Corp.)
100,000,000	0.310	10/05/10	99,970,722
40,000,000	0.510	10/12/10	39,976,767
Clipper Receivables Co. LLC
158,000,000	0.600	01/20/11	157,628,700
CRC Funding LLC
50,000,000	0.480	10/21/10	49,966,667
Falcon Asset Securitization Corp.
30,000,000	0.450	11/17/10	29,971,125
Govco LLC
50,000,000	0.500	10/07/10	49,975,000
62,900,000	0.490	10/08/10	62,868,323
99,000,000	0.290	11/29/10	98,929,022
Grampian Funding LLC
40,000,000	0.560	10/01/10	39,981,333
Hannover Funding Co. LLC
50,000,000	0.630	10/06/10	49,969,375
50,000,000	0.600	10/15/10	49,963,333
29,000,000	0.600	10/29/10	28,971,967
Jupiter Securitization Corp.
34,491,000	0.280	09/14/10	34,487,513
20,000,000	0.480	11/04/10	19,982,933
20,000,000	0.480	11/10/10	19,981,333
20,000,000	0.450	11/15/10	19,981,250
20,000,000	0.450	11/16/10	19,981,000
20,000,000	0.450	11/17/10	19,980,750
LMA Americas LLC
50,000,000	0.420	09/15/10	49,991,833
20,000,000	0.440	09/21/10	19,995,111
40,000,000	0.540	10/18/10	39,971,800
34,300,000	0.510	10/22/10	34,275,218
37,300,000	0.490	10/29/10	37,270,554
40,100,000	0.380	11/18/10	40,066,984
100,000,000	0.310	11/29/10	99,923,361
Matchpoint Master Trust
75,000,000	0.260	09/27/10	74,985,917
NRW. Bank
150,000,000	0.450	11/01/10	149,885,625
200,000,000	0.420	11/05/10	199,848,333
Ranger Funding Co. LLC
30,043,000	0.250	09/16/10	30,039,871
Royal Park Investments SA
50,000,000	0.310	09/09/10	49,996,556
55,000,000	0.620	09/21/10	54,981,056
40,000,000	0.280	09/29/10	39,991,289
150,000,000	0.550	10/04/10	149,924,375
Societe Generale
106,748,000	0.310	09/01/10	106,748,000
Standard Chartered PLC
50,000,000	0.340	09/01/10	50,000,000
169,000,000	0.280	10/01/10	168,960,567
Straight-A Funding LLC
100,000,000	0.400	09/10/10	99,990,000
Tasman Funding, Inc.
20,020,000	0.540	10/13/10	20,007,387
25,000,000	0.520	10/20/10	24,982,306
100,343,000	0.500	10/26/10	100,266,349
27,213,000	0.490	10/27/10	27,192,258
Thames Asset Global Securitization, Inc.
39,000,000	0.580	09/13/10	38,992,460
48,028,000	0.500	10/13/10	47,999,984
39,000,000	0.510	10/13/10	38,976,795
Ticonderoga Funding LLC
37,229,000	0.460	10/15/10	37,208,069
50,000,000	0.450	11/05/10	49,959,375
Windmill Funding Corp.
40,000,000	0.500	11/22/10	39,954,444
30,000,000	0.500	12/01/10	29,962,083
20,000,000	0.600	01/27/11	19,950,667

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$4,088,461,704

Certificate of Deposit – 1.2%

State Street Bank and Trust
$209,000,000	1.000%	03/01/11	$209,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Certificates of Deposit-Eurodollar – 5.4%

Credit Agricole SA
$190,000,000	0.530		11/04/10	$190,003,374
142,000,000	0.440		11/10/10	142,002,758
Credit Industriel et Commercial SA
147,000,000	0.520		11/01/10	147,004,975
75,000,000	0.515		11/05/10	75,003,381
ING Bank NV
188,000,000	0.460		11/02/10	188,000,000
Societe Generale
182,000,000	0.480		11/01/10	182,003,080

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR				$924,017,568

Certificates of Deposit-Yankeedollar – 7.7%

Banco Santander SA
$178,000,000	0.700		11/09/10	$178,000,000
BNP Paribas SA
175,000,000	0.630		09/14/10	175,000,000
Deutsche Bank AG
190,000,000	0.430		09/13/10	190,000,633
Lloyds TSB Bank PLC
88,000,000	0.510		10/19/10	88,000,000
Mitsubishi UFJ Financial Group, Inc.
300,000,000	0.600		09/03/10	300,000,000
Royal Bank of Scotland Group PLC
150,000,000	0.600		10/14/10	150,000,000
198,000,000	0.550		11/04/10	198,000,000
Standard Chartered PLC
30,950,000	0.425		09/27/10	30,953,014

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$1,309,953,647

Master Demand Note – 0.6%

Bank of America Securities LLC
$100,000,000	0.300		09/27/10	$100,000,000

Municipal Debt Obligations – 0.7%

Texas State TRANS Series 2010
$110,000,000	2.000		08/31/11	$111,780,409

Time Deposit – 0.8%

The Governor and Co. of the Bank of Ireland
$125,000,000	0.300		09/01/10	$125,000,000

U.S. Government Agency Obligations – 14.9%

Federal Farm Credit Bank(a)
$33,000,000	0.300		01/27/12	$32,982,359
Federal Home Loan Bank
35,600,000	0.202	(a)	11/19/10	35,599,229
260,000,000	0.398	(a)	12/01/10	259,988,299
130,000,000	0.264	(a)	05/13/11	129,954,026
122,300,000	0.214	(a)	05/25/11	122,273,236
97,000,000	0.710		06/03/11	97,000,000
96,500,000	0.190	(a)	07/11/11	96,448,999
54,000,000	0.227	(a)	01/26/12	53,976,925
109,000,000	0.345	(a)	01/30/12	108,944,360
150,000,000	0.324	(a)	02/03/12	149,933,224
159,000,000	0.314	(a)	02/13/12	158,951,484
Federal Home Loan Mortgage Corp.(a)
220,000,000	0.516		09/03/10	219,999,624
2,728,000	0.607		03/09/11	2,729,952
11,333,000	0.607		04/01/11	11,341,180
261,800,000	0.581		04/07/11	261,830,963
10,200,000	0.355		05/04/11	10,198,528
69,700,000	0.365		08/05/11	69,687,095
200,000,000	0.210		01/11/12	199,864,108
Federal National Mortgage Association
1,500,000	0.264	(a)	05/13/11	1,499,479
150,000,000	0.430		07/05/11	149,449,958
155,000,000	0.430		07/07/11	154,427,921
200,000,000	0.320		08/01/11	199,406,222

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$2,526,487,171

U.S. Treasury Obligations – 1.1%

United States Treasury Notes
$142,000,000	0.875		12/31/10	$142,266,301
10,000,000	1.000		08/01/11	10,054,072
29,000,000	4.875		08/01/11	30,179,492

TOTAL U.S. TREASURY OBLIGATIONS				$182,499,865

Variable Rate Municipal Debt Obligations(a) – 1.9%

Connecticut State Housing Finance Authority Mortgage Finance Program VRDN RB Taxable Series 2010 Subseries A-6 (Bank of America N.A. SPA)
$25,000,000	0.320		11/15/39	$25,000,000
Harris County Health Facilities Development Corp. VRDN RB Refunding for St. Luke’s Episcopal Hospital Series 2008 B (Bank of America N.A. and Wachovia Bank N.A. SPA)
40,000,000	0.330		02/15/47	40,000,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare System, Inc. Series 1997-P2-RMKT (JPMorgan Chase & Co. SPA)
52,500,000	0.240		07/01/27	52,500,000
New York City GO VRDN Taxable Fiscal Series 2008 Subseries J-13 (Lloyds TSB Bank PLC SPA)
18,300,000	0.350		08/01/19	18,300,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp. LOC)
7,000,000	0.250		02/01/35	7,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

New York City Transitional Finance Authority VRDN RB Taxable Future Tax Secured Series 2001 B (Westdeutsche Landesbank AG)
$26,470,000	0.390	05/01/30	$26,470,000
North Carolina State GO VRDN for Public Improvement Series 2002 G (Landesbank Hessen-Thueringen SPA)
37,130,000	0.240	05/01/21	37,130,000
Raleigh Comb Enterprise System VRDN RB Series 2008 A (Wachovia Bank N.A. SPA)
79,100,000	0.260	03/01/35	79,100,000
Texas State GO VRDN Refunding Taxable Veterans Series 2002 (Landesbank Hessen-Thueringen SPA)
27,085,000	0.290	12/01/21	27,085,000
Texas State GO VRDN Refunding Taxable Veterans Series 2010 B (Sumitomo Mitsui Banking Corp. SPA)
13,350,000	0.290	12/01/31	13,350,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$325,935,000

Variable Rate Obligations(a) – 9.0%

Australia & New Zealand Banking Group Ltd.
$169,000,000	0.294	01/25/11	$169,000,000
Banco Bilbao Vizcaya Argentaria SA
170,000,000	0.512	07/26/11	170,000,000
Intesa Sanpaolo SPA
190,000,000	0.376	06/14/11	190,000,000
JPMorgan Chase & Co.
280,000,000	0.265	10/21/11	280,000,000
Rabobank Nederland
198,000,000	1.781	04/07/11	198,037,666
98,000,000	0.446	09/16/11	98,000,000
Royal Bank of Scotland Group PLC
150,000,000	0.439	08/23/11	150,000,000
Westpac Banking Corp.
40,000,000	0.340	11/05/10	40,001,655
Westpac Securities New Zealand Ltd.
200,000,000	0.396	12/10/10	200,000,000
38,000,000	0.345	01/21/11	38,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$1,533,039,321

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$11,436,174,685

Repurchase Agreements-Unaffiliated Issuers(b) – 31.7%

Bank of America Securities LLC
$100,000,000	0.250	09/01/10	$100,000,000
Maturity Value: $100,000,694

Collateralized by Federal Home Loan Mortgage Corporation, 6.000%, due 04/01/38 and Federal National Mortgage Association, 5.500%, due 12/01/37. The aggregate market value of the collateral, including accrued interest, was $102,999,999.

Barclays Capital, Inc.
230,100,000	0.230	09/01/10	230,100,000
Maturity Value: $230,101,470
Collateralized by U.S. Treasury Bond, 4.375%, due 11/15/39. The market value of the collateral, including accrued interest, was $234,702,061.
BNP Paribas Securities Co.
446,000,000	0.350	09/01/10	446,000,000
Maturity Value: $446,004,336

Collateralized by various corporate security issuers, 2.625% to 10.750%, due 09/15/10 to 12/29/99 and various government security issuers, 6.500% to 8.875%, due 01/15/18 to 11/21/33. The aggregate market value of the collateral, including accrued interest, was $468,300,000.

50,000,000	0.500	09/01/10	50,000,000
Maturity Value: $50,000,694
Collateralized by various mortgage-backed obligations, 0.304% to 5.378%, due 06/15/29 to 06/25/47. The aggregate market value of the collateral, including accrued interest, was $54,984,649.
320,000,000	0.240	10/19/10	320,000,000
Maturity Value: $320,189,867
Settlement Date: 07/22/10

Collateralized by Federal Home Loan Mortgage Corporation, 0.000% to 21.522%, due 12/15/13 to 05/15/40, Federal National Mortgage Association, 0.000% to 21.931%, due 05/18/12 to 09/25/40, Federal National Mortgage Association Interest-Only Stripped Security, 5.500%, due 12/01/33 and Government National Mortgage Association, 0.000% to 7.500%, due 03/20/21 to 09/20/38. The aggregate market value of the collateral, including accrued interest, was $331,253,926.

Deutsche Bank Securities, Inc.
100,000,000	0.250	09/01/10	100,000,000
Maturity Value: $100,000,694
Collateralized by Federal Home Loan Mortgage Corporation, 4.000% to 7.000%, due 08/01/38 to 08/01/40. The aggregate market value of the collateral, including accrued interest, was $103,000,000.
94,000,000	0.630	09/01/10	94,000,000
Maturity Value: $94,001,645
Collateralized by various preferred security issuers, 0.000% to 8.500%, due 08/15/12 to 12/31/49. The aggregate market value of the collateral, including accrued interest, was $103,432,006.
Joint Repurchase Agreement Account I
51,600,000	0.240	09/01/10	51,600,000
Maturity Value: $51,600,344
Joint Repurchase Agreement Account II
3,755,000,000	0.246	09/01/10	3,755,000,000
Maturity Value: $3,755,025,659

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(b) – (continued)

Wells Fargo Securities LLC
$250,000,000	0.430	09/01/10	$250,000,000
Maturity Value: $250,002,986

Collateralized by various corporate security issuers, 0.000% to 10.000%, due 12/28/10 to 03/01/16, various mortgage-backed obligations, 0.324% to 9.065%, due 04/16/12 to 04/15/49 and various government security issuers, 0.000% to 5.500%, due 11/15/11 to 04/26/24. The aggregate market value of the collateral, including accrued interest, was $261,191,403.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$5,396,700,000

Repurchase Agreement-Affiliated Issuers(b) – 1.0%

Goldman, Sachs & Co.
$175,000,000	0.240	09/01/10	$175,000,000
Maturity Value: $175,001,167

Collateralized by Federal Home Loan Mortgage Corporation, 4.500% to 6.000%, due 03/01/14 to 01/01/39 and Federal National Mortgage Association, 4.500% to 6.000%, due 05/01/13 to 06/01/40. The aggregate market value of the collateral, including accrued interest, was $178,499,911.

TOTAL INVESTMENTS – 100.0%			$17,007,874,685

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			3,087,866

NET ASSETS – 100.0%			$17,010,962,551

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2010.

(b)	Unless noted, all repurchase agreements were entered into on August 31, 2010. Additional information on Joint Repurchase Agreement Account I & II appears on pages 51-53.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—	General Obligation
LOC	—	Letter of Credit
RB	—	Revenue Bond
RMKT	—	Remarketed
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Certificate of Deposit – 1.4%

State Street Bank and Trust
$385,000,000	1.000%	03/01/11	$385,000,000

Commercial Paper and Corporate Obligations – 35.5%

Amstel Funding Corp.
$100,000,000	0.370%	09/15/10	$99,985,611
57,041,000	0.370	09/17/10	57,031,620
45,000,000	0.350	09/21/10	44,991,250
95,500,000	0.370	09/24/10	95,477,425
Amsterdam Funding Corp.
100,000,000	0.560	10/04/10	99,948,667
36,295,000	0.500	11/15/10	36,257,193
60,000,000	0.530	11/15/10	59,933,750
55,000,000	0.500	11/22/10	54,937,361
35,000,000	0.500	12/01/10	34,955,764
20,000,000	0.620	01/21/11	19,951,089
20,000,000	0.600	01/27/11	19,950,667
Argento Variable Funding Co. LLC
70,000,000	0.580	09/09/10	69,990,978
70,000,000	0.570	09/23/10	69,975,617
125,000,000	0.580	09/24/10	124,953,681
40,000,000	0.550	10/12/10	39,974,944
Atlantic Asset Securitization LLC
100,000,000	0.500	10/06/10	99,951,389
Atlantis One Funding Corp.
160,000,000	0.600	01/14/11	159,640,000
Cafco LLC
99,000,000	0.520	09/24/10	98,967,110
100,000,000	0.490	10/19/10	99,934,667
100,000,000	0.460	10/20/10	99,937,389
Chariot Funding LLC
90,000,000	0.280	09/14/10	89,990,900
70,000,000	0.280	09/15/10	69,992,378
40,000,000	0.450	11/16/10	39,962,000
Charta LLC
50,000,000	0.550	09/09/10	49,993,889
100,000,000	0.550	09/10/10	99,986,250
150,000,000	0.520	09/23/10	149,952,333
75,000,000	0.520	09/24/10	74,975,083
100,000,000	0.500	10/06/10	99,951,389
100,000,000	0.500	10/07/10	99,950,000
100,000,000	0.490	10/15/10	99,940,111
Ciesco LLC
100,000,000	0.520	09/23/10	99,968,222
98,000,000	0.500	10/07/10	97,951,000
100,000,000	0.500	10/13/10	99,941,667
50,000,000	0.490	10/18/10	49,968,014
Citibank Credit Card Issuance Trust (Dakota Corp.)
160,000,000	0.550	10/01/10	159,926,667
218,000,000	0.310	10/05/10	217,936,174
67,430,000	0.510	10/12/10	67,390,834
196,000,000	0.440	11/01/10	195,853,871
301,995,000	0.400	11/03/10	301,783,603
Clipper Receivables Co. LLC
415,000,000	0.500	10/04/10	414,809,792
210,000,000	0.600	01/20/11	209,506,500
CRC Funding LLC
100,000,000	0.520	09/23/10	99,968,222
50,000,000	0.500	10/05/10	49,976,389
79,000,000	0.500	10/07/10	78,960,500
63,000,000	0.480	10/20/10	62,958,840
Falcon Asset Securitization Corp.
60,000,000	0.450	11/17/10	59,942,250
Govco LLC
80,000,000	0.290	11/22/10	79,947,156
Grampian Funding LLC
249,000,000	0.570	09/15/10	248,944,805
45,000,000	0.550	10/12/10	44,971,812
150,000,000	0.470	10/25/10	149,894,250
Hannover Funding Co. LLC
98,000,000	0.630	10/01/10	97,948,550
100,000,000	0.630	10/06/10	99,938,750
75,000,000	0.600	10/15/10	74,945,000
35,000,000	0.600	10/29/10	34,966,167
Jupiter Securitization Corp.
50,000,000	0.280	09/14/10	49,994,944
25,000,000	0.480	11/04/10	24,978,667
40,000,000	0.480	11/10/10	39,962,667
40,000,000	0.450	11/15/10	39,962,500
40,000,000	0.450	11/16/10	39,962,000
40,000,000	0.450	11/17/10	39,961,500
LMA Americas LLC
50,000,000	0.420	09/15/10	49,991,833
40,000,000	0.440	09/21/10	39,990,222
97,600,000	0.340	10/13/10	97,561,285
65,000,000	0.540	10/18/10	64,954,175
99,000,000	0.450	10/22/10	98,936,887
131,600,000	0.490	10/22/10	131,508,648
60,000,000	0.510	10/22/10	59,956,650
65,000,000	0.490	10/29/10	64,948,686
116,500,000	0.310	11/29/10	116,410,716
Matchpoint Master Trust
35,000,000	0.570	09/13/10	34,993,350
100,000,000	0.260	09/27/10	99,981,222
27,000,000	0.570	09/27/10	26,988,885
150,140,000	0.330	11/10/10	150,043,660
72,706,000	0.620	01/25/11	72,523,185
Newport Funding Corp.
75,000,000	0.340	09/07/10	74,995,750
Ranger Funding Co. LLC
183,046,000	0.320	09/02/10	183,044,373
100,000,000	0.280	09/14/10	99,989,889
50,000,000	0.250	09/16/10	49,994,792
305,722,000	0.330	09/23/10	305,660,346
Regency Markets No. 1 LLC
94,946,000	0.270	09/09/10	94,940,303
Royal Park Investments SA
100,000,000	0.310	09/09/10	99,993,111
80,000,000	0.620	09/21/10	79,972,444
80,000,000	0.280	09/29/10	79,982,578
Straight-A Funding LLC
265,234,000	0.410	09/07/10	265,215,876

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – (continued)

Tasman Funding, Inc.
$80,026,000	0.310		09/13/10	$80,017,731
47,500,000	0.570		09/14/10	47,490,223
50,000,000	0.600		09/23/10	49,981,667
60,181,000	0.540		10/13/10	60,143,086
77,000,000	0.510		10/14/10	76,953,094
30,000,000	0.520		10/14/10	29,981,367
55,077,000	0.500		10/22/10	55,037,987
20,000,000	0.520		10/22/10	19,985,267
40,000,000	0.490		10/27/10	39,969,511
Thames Asset Global Securitization, Inc.
55,205,000	0.580		09/13/10	55,194,327
103,693,000	0.300		10/12/10	103,657,572
95,714,000	0.510		10/13/10	95,657,050
116,179,000	0.500		10/15/10	116,108,002
Ticonderoga Funding LLC
245,491,000	0.510		10/01/10	245,386,666
70,000,000	0.460		10/15/10	69,960,644
25,063,000	0.450		10/25/10	25,046,082
90,000,000	0.450		11/05/10	89,926,875
Variable Funding Capital Corp.
91,647,000	0.260		09/01/10	91,647,000
Windmill Funding Corp.
20,000,000	0.530		10/04/10	19,990,283
161,000,000	0.550		11/09/10	160,830,279
50,000,000	0.500		11/22/10	49,943,056
35,000,000	0.500		12/01/10	34,955,764
100,000,000	0.590		01/18/11	99,772,194
40,000,000	0.600		01/27/11	39,901,333

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$9,894,777,744

Master Demand Note – 2.5%

Bank of America Securities LLC
$700,000,000	0.300		09/27/10	$700,000,000

Municipal Debt Obligations – 0.7%

Texas State TRANS Series 2010
$189,350,000	2.000		08/31/11	$192,414,731

U.S. Government Agency Obligations – 20.0%

Federal Farm Credit Bank(a)
$100,000,000	0.245		12/08/11	$99,980,939
100,000,000	0.240		12/09/11	99,982,714
66,000,000	0.300		01/27/12	65,964,717
Federal Home Loan Bank
100,000,000	0.202	(a)	11/19/10	99,997,834
440,000,000	0.398	(a)	12/01/10	439,980,199
200,000,000	0.388	(a)	12/06/10	200,000,000
210,000,000	0.298	(a)	01/26/11	209,953,998
202,000,000	0.264	(a)	05/13/11	201,928,563
182,500,000	0.214	(a)	05/25/11	182,460,062
233,000,000	0.710		06/03/11	233,000,000
175,000,000	0.190	(a)	07/11/11	174,907,511
274,000,000	0.450		08/23/11	274,000,000
95,000,000	0.227	(a)	01/26/12	94,959,405
190,000,000	0.345	(a)	01/30/12	189,903,014
349,000,000	0.324	(a)	02/03/12	348,844,635
277,000,000	0.314	(a)	02/13/12	276,915,479
Federal Home Loan Mortgage Corp.(a)
360,000,000	0.516		09/03/10	359,999,384
4,300,000	0.607		03/09/11	4,303,077
17,800,000	0.607		04/01/11	17,812,847
10,750,000	0.581		04/07/11	10,757,217
21,547,000	0.355		05/04/11	21,543,706
133,700,000	0.365		08/05/11	133,677,977
400,000,000	0.210		01/11/12	399,728,216
Federal National Mortgage Association
350,000,000	0.520		05/02/11	348,771,500
2,350,000	0.264	(a)	05/13/11	2,349,184
295,000,000	0.430		07/05/11	293,918,251
290,000,000	0.430		07/07/11	288,929,658
500,000,000	0.320		08/01/11	498,515,556

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$5,573,085,643

U.S. Government Guarantee Variable Rate Obligation*(a)(b) – 0.4%

Wells Fargo & Co.
$97,500,000	1.387		12/09/11	$98,639,812

U.S. Treasury Obligations – 1.1%

United States Treasury Notes
$230,000,000	0.875		12/31/10	$230,431,333
22,000,000	1.000		08/01/11	22,118,959
56,000,000	4.875		08/01/11	58,277,639

TOTAL U.S. TREASURY OBLIGATIONS				$310,827,931

Variable Rate Municipal Debt Obligations(a) – 5.2%

Bay Area Toll Authority California Toll Bridge VRDN RB San Francisco Bay Area Series 2007 D-2 RMKT (JPMorgan Chase & Co. SPA)
$98,900,000	0.250		04/01/47	$98,900,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Series 2006 C
89,915,000	0.250		06/01/41	89,915,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-4 (California State Teachers Retirement System and JPMorgan Chase & Co. LOC )
63,395,000	0.230		05/01/22	63,395,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-4 (California State Teachers Retirement System and JPMorgan Chase & Co. LOC ) – (continued)

California State Department of Water Resources Power Supply VRDN RB Series 2008 J-2 (Bank of Nova Scotia, California Public Employees Retirement System and JPMorgan Chase & Co. LOC)
$146,300,000	0.270	05/01/18	$146,300,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
50,215,000	0.250	04/01/38	50,215,000
District of Columbia GO VRDN Refunding Series 2008 D RMKT (Wells Fargo Bank N.A. LOC)
89,320,000	0.280	06/01/34	89,320,000
Indiana State Finance Authority Hospital VRDN RB for Parkview Health System Obligation Series 2009 C (Wells Fargo Bank N.A. LOC)
53,275,000	0.240	11/01/39	53,275,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 B (JPMorgan Chase & Co. SPA)
35,090,000	0.270	10/01/41	35,090,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-1 (Barclays Bank PLC SPA)
56,500,000	0.200	07/01/35	56,500,000
Mecklenburg County GO VRDN Series 2004 B (Landesbank Hessen-Thueringen SPA)
46,470,000	0.290	02/01/24	46,470,000
Minneapolis Health Care System VRDN RB for Fairview Health Services Series 2008 E (Wells Fargo Bank N.A. LOC)
50,000,000	0.240	11/15/47	50,000,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank LOC)
62,705,000	0.300	08/03/20	62,705,000
New York City GO VRDN Taxable Fiscal Series 2008 Subseries J-13 (Lloyds TSB Bank PLC SPA)
26,400,000	0.350	08/01/19	26,400,000
New York City GO VRDN Taxable Fiscal Series 2008 Subseries J-14 (Lloyds TSB Bank PLC SPA)
55,695,000	0.350	08/01/19	55,695,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp. LOC)
90,000,000	0.250	02/01/35	90,000,000
New York City Transitional Finance Authority VRDN RB Taxable Future Tax Secured Series 2001 B (Westdeutsche Landesbank AG)
49,840,000	0.390	05/01/30	49,840,000
North Carolina Medical Care Commission Health Care Facilities VRDN RB Refunding for Duke University Health System Series 2005 B (Wells Fargo Bank N.A. SPA)
90,200,000	0.250	06/01/28	90,200,000
North Carolina State GO VRDN for Public Improvement Series 2002 G (Landesbank Hessen-Thueringen SPA)
23,195,000	0.240	05/01/21	23,195,000
North Carolina State GO VRDN Refunding Series 2002 D (Landesbank Baden-Wurttemberg SPA)
70,550,000	0.240	06/01/19	70,550,000
Raleigh VRDN COPS for Downtown Improvement Project Series 2005 B-1 RMKT (Wachovia Bank N.A. SPA)
115,000,000	0.260	02/01/34	115,000,000
Rochester Health Care Facilities VRDN RB Mayo Clinic Series 2008 A (Wells Fargo Bank N.A. SPA)
95,000,000	0.240	11/15/38	95,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$1,457,965,000

Variable Rate Obligation(a) – 1.4%

JPMorgan Chase & Co.
$400,000,000	0.265	09/21/11	$400,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$19,012,710,861

Repurchase Agreements-Unaffiliated Issuers(c) – 31.1%

Bank of America Securities LLC
$130,000,000	0.250	09/01/10	$130,000,000
Maturity Value: $130,000,903

Collateralized by Federal Home Loan Mortgage Corp., 5.000%, due 06/01/39 and Federal National Mortgage Association, 4.500% to 5.500%, due 02/01/38 to 09/01/40. The aggregate market value of the collateral, including accrued interest, was $132,599,997.

Barclays Capital, Inc.
6,400,000	0.230	09/01/10	6,400,000
Maturity Value: $6,400,041
Collateralized by U.S. Treasury Note, 1.375%, due 05/15/12. The market value of the collateral, including accrued interest, was $6,528,101.
BNP Paribas Securities Co.
575,000,000	0.240	10/19/10	575,000,000
Maturity Value: $575,341,167
Settlement Date: 07/22/10

Collateralized by Federal Home Loan Mortgage Corp., 2.642% to 8.000%, due 01/01/11 to 08/01/40, Federal National Mortgage Association, 2.221% to 8.000%, due 09/01/10 to 09/01/47 and Government National Mortgage Association, 0.000% to 5.500%, due 12/20/31 to 08/16/40. The aggregate market value of the collateral, including accrued interest, was $590,568,525.

Deutsche Bank Securities, Inc.
250,000,000	0.250	09/01/10	250,000,000
Maturity Value: $250,001,736
Collateralized by Federal Home Loan Mortgage Corp., 5.500%, due 07/01/38 to 01/01/39. The aggregate market value of the collateral, including accrued interest, was $257,500,000.
Joint Repurchase Agreement Account II
7,315,000,000	0.246	09/01/10	7,315,000,000
Maturity Value: $7,315,049,986

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements-Unaffiliated Issuers(c) – (continued)
Joint Repurchase Agreement Account II – (continued)

Wells Fargo Securities LLC
$400,000,000	0.430	09/01/10	$400,000,000
Maturity Value: $400,004,778

Collateralized by various corporate security issuers, 0.000% to 13.000%, due 09/07/10 to 12/21/65, various mortgage-backed obligations, 0.000% to 9.000%, due 11/25/11 to 08/15/56, various government security issuers, 0.000%, due 05/15/11 to 02/15/24 and various municipal security issuers, 0.330% to 4.450%, due 09/01/13 to 03/01/40. The aggregate market value of the collateral, including accrued interest, was $410,460,711.

TOTAL REPURCHASE AGREEMENTS-UNAFFILIATED ISSUERS			$8,676,400,000

Repurchase Agreement-Affiliated Issuers(c) – 0.7%

Goldman, Sachs & Co.
$200,000,000	0.250	09/01/10	$200,000,000
Maturity Value: $200,001,389

Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 6.000%, due 07/01/21 to 08/01/38 and Federal National Mortgage Association, 4.000% to 6.500%, due 02/01/18 to 08/01/40. The aggregate market value of the collateral, including accrued interest, was $203,999,976.

TOTAL INVESTMENTS – 100.0%			$27,889,110,861

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(3,648,781)

NET ASSETS – 100.0%			$27,885,462,080

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2010.

(b)	Security not registered under the Securities Act of 1933, as amended. Security has been determined to be illiquid by the Investment Adviser. At August 31, 2010, this security amounted to $98,639,812 or approximately 0.4% of net assets.

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2010. Additional information on Joint Repurchase Agreement Account II appears on pages 52-53.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

Investment Abbreviations:
COPS	—	Certificates of Participation
GO	—	General Obligation
LOC	—	Letter of Credit
RB	—	Revenue Bond
RMKT	—	Remarketed
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – 99.9%

California – 99.3%
Bay Area Toll Authority California Toll Bridge VRDN RB Eagle Series 2008-0056 (Citibank N.A. SPA)(a)
$2,815,000	0.300%	04/01/47	$2,815,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floater Certificates Series 2009-54C (Wells Fargo & Co.)(a)
1,700,000	0.500	01/26/11	1,700,000
California Educational Facilities Authority for Stanford University CP Series 2010
5,400,000	0.300	11/19/10	5,400,000
California Educational Facilities Authority VRDN RB Putters for Claremont McKenna College Series 2009-3580 (JPMorgan Chase & Co.)(a)
3,000,000	0.300	01/01/16	3,000,000
California Educational Facilities Authority VRDN RB Putters Series 2008-2953 (JPMorgan Chase & Co. SPA)(a)
1,455,000	0.300	10/01/15	1,455,000
California Health Facilities Financing Authority RB Refunding for Stanford Hospital Putters Series 2008 A-3
1,000,000	3.450	06/15/11	1,023,926
California Health Facilities Financing Authority VRDN RB Catholic West Series 2005 H (Bank of America N.A. LOC)
1,500,000	0.260	07/01/35	1,500,000
California Health Facilities Financing Authority VRDN RB for Catholic West Health Facilities Series 2005-I (Bank of America N.A. LOC)
2,800,000	0.240	07/01/35	2,800,000
California Health Facilities Financing Authority VRDN RB for Providence Health Putters Series 2010-3630 (JPMorgan Chase & Co.)(a)
3,660,000	0.300	10/01/17	3,660,000
California Health Facilities Financing Authority VRDN RB for Scripps Health Series 2008 B (Wachovia Bank N.A. LOC)
2,085,000	0.250	10/01/31	2,085,000
California Health Facilities Financing Authority VRDN RB for Scripps Health Series 2008 E (Bank of America N.A. LOC)
675,000	0.260	10/01/31	675,000
California Health Facilities Financing Authority VRDN RB for Stanford Hospital Floaters Series 2010-3193 (Morgan Stanley & Co.)(a)
1,400,000	0.310	11/15/36	1,400,000
California Health Facilities Financing Authority VRDN RB Sutter Health Putters Series 2009-3338 (JPMorgan Chase & Co. SPA)(a)
885,000	0.300	11/15/14	885,000
California Health Facilities Financing Authority VRDN RB Sutter Health Putters Series 2010-3765 (JPMorgan Chase & Co.)(a)
2,000,000	0.300	05/15/39	2,000,000
California Health Facilities Financing Authority VRDN RB Sutter Health Series 2007-1858 (Wells Fargo Bank N.A. SPA)(a)
2,698,000	0.300	11/15/42	2,698,000
California Institute of Technology VRDN RB Floaters Certificates Series 2009-42C (Wells Fargo Bank N.A.)(a)
1,000,000	0.280	11/01/39	1,000,000
California State Department of Water Resources CP Series 2010 (Landesbank Hessen-Thueringen SPA)
2,002,000	0.300	09/01/10	2,002,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-08 (Bayerische Landesbank LOC)
6,400,000	0.270	05/01/22	6,400,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-10 (Landesbank Hessen-Thueringen LOC)
100,000	0.300	05/01/22	100,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-11 (KBC Bank N.V. LOC and Bank of Nova Scotia LOC)
900,000	0.270	05/01/22	900,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-14 (Westdeutsche Landesbank AG LOC)
1,000,000	0.300	05/01/22	1,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2005 Subseries G-2 (Lloyds TSB Bank PLC LOC)
100,000	0.230	05/01/11	100,000
California State Department of Water Resources VRDN RB Putters Series 2009-3361 (NATL-RE) (JPMorgan Chase & Co. SPA)(a)
3,725,000	0.300	06/01/13	3,725,000
California State Department of Water Resources VRDN RB ROCS-R-II R-11552 Central Valley Project Series 2008 (BHAC) (Citibank N.A. SPA)(a)
700,000	0.310	12/01/11	700,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC) (Citibank N.A.)(a)
3,000,000	0.320	05/01/16	3,000,000
California Statewide Communities Development Authority CP Series 2010
1,500,000	0.370	03/01/11	1,500,000
California Statewide Communities Development Authority for Kaiser Permanente CP Series 2010
2,500,000	0.400	11/10/10	2,500,000
California Statewide Communities Development Authority for Kaiser Permanente CP Series 2010 S-K
5,500,000	0.370	10/01/10	5,500,000
California Statewide Communities Development Authority TRANS Series 2010 A-10
5,000,000	1.500	04/29/11	5,038,419
California Statewide Communities Development Authority VRDN RB for Cottage Health System Series 2008 A
1,900,000	0.260	11/01/36	1,900,000
California Statewide Communities Development Authority VRDN RB for Cottage Health System Series 2008 C
1,700,000	0.260	11/01/36	1,700,000
California Statewide Communities Development Authority VRDN RB for Cottage Health System Series 2008 E (Wells Fargo Bank N.A. LOC)
2,000,000	0.240	11/01/33	2,000,000
California Statewide Communities Development Authority VRDN RB ROCS-RR-II R-11672 for Kaiser Foundation Series 2008 (BHAC) (Citibank N.A.)(a)
1,035,000	0.300	09/01/34	1,035,000
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM) (Morgan Stanley & Co. SPA)(a)
4,035,000	0.310	08/01/32	4,035,000
East Bay Municipal Utility District Water System CP Series 2010 (JPMorgan Chase & Co. LOC)
2,000,000	0.370	09/01/10	2,000,000
Eastern Municipal Water District California Water & Sewer VRDN COPS Refunding Series 2008 E (Lloyds TSB Bank PLC SPA)
5,000,000	0.260	07/01/33	5,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

Fresno California VRDN RB for Trinity Health Credit Series 2000 C (Landesbank Hessen-Thueringen and Chase Bank USA N.A. SPA)
$2,000,000	0.300	12/01/30	$2,000,000
Long Beach City California GO TRANS Series 2009
5,000,000	2.500	09/30/10	5,008,048
Long Beach Unified School District GO VRDN Floaters Series 2009-3022 (Morgan Stanley & Co.)(a)
4,465,000	0.310	08/01/33	4,465,000
Los Angeles Community College District GO VRDN ROCS RR-II R-11607 Series 2008 (Citibank N.A. SPA)(a)
4,000,000	0.300	08/01/16	4,000,000
Los Angeles Community Redevelopment Agency MF Hsg. VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA)
5,095,000	0.270	12/15/24	5,095,000
Los Angeles County GO TRANS Series 2010
7,000,000	2.000	06/30/11	7,071,039
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows II Series 1998 C (FNMA)
8,559,000	0.250	04/15/28	8,559,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA)
2,236,000	0.250	04/15/28	2,236,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 A-1 (Bank of Nova Scotia SPA)
7,000,000	0.250	07/01/23	7,000,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 C-1 (Sumitomo Mitsui Banking Corp. LOC)
400,000	0.220	07/01/25	400,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 C-2 (U.S. Bank N.A. LOC)
275,000	0.220	07/01/25	275,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 C-3 (Sumitomo Mitsui Banking Corp. LOC)
1,000,000	0.240	07/01/25	1,000,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 C-4 (U.S. Bank N.A. LOC)
600,000	0.240	07/01/25	600,000
Los Angeles County VRDN RB ROCS-RR-II R-13101 CE Series 2010 (Citibank N.A.)(a)
1,300,000	0.320	06/30/11	1,300,000
Los Angeles Department of Water & Power VRDN RB Series 2002 Subseries A-3 (Lloyds TSB Bank PLC SPA)
2,100,000	0.230	07/01/35	2,100,000
Los Angeles Unified School District GO TRANS Series 2010 A
1,500,000	2.000	06/30/11	1,516,390
Metropolitan Water District Southern California Waterworks Municipal Trust Receipts VRDN RB Floaters Series 2009-8B Reg. D (Barclays Bank PLC SPA)(a)
2,500,000	0.270	07/01/35	2,500,000
Newport Beach California VRDN RB for Hoag Memorial Hospital ROCS RR-II R-11753 Series 2009 (Citibank N.A. SPA)(a)
1,000,000	0.300	06/01/13	1,000,000
Newport Beach California VRDN RB Refunding for Hoag Memorial Hospital Series 2008 D (Bank of America N.A. LOC)
525,000	0.240	12/01/40	525,000
Orange County Apartment Development VRDN RB for Park Ridge Villas Series 1998 (FNMA)
4,000,000	0.260	11/15/28	4,000,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase & Co.)(a)
3,000,000	0.300	08/01/15	3,000,000
Orange County Water District VRDN COPS Putters Series 2010-3686Z (JPMorgan Chase & Co.)(a)
2,000,000	0.300	02/15/18	2,000,000
Pasadena California Certificates Partner VRDN COPS Series 2008 A (Bank of America N.A. LOC)
3,700,000	0.300	02/01/35	3,700,000
Riverside Electric Revenue VRDN RB Putters Series 2009-3515 (JPMorgan Chase Bank & Co. SPA)(a)
5,000,000	0.350	10/01/32	5,000,000
Riverside Water Revenue VRDN RB Refunding Series 2008 A (Bank of America N.A. SPA)
1,600,000	0.300	10/01/35	1,600,000
Sacramento California Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp. LOC)
6,000,000	0.250	11/01/34	6,000,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 (FNMA LOC)
1,100,000	0.250	07/15/29	1,100,000
Sacramento Transportation Authority Sales Tax VRDN RB Ltd. Tax Measure Series 2009 A (Barclays Bank PLC)
7,400,000	0.250	10/01/38	7,400,000
San Bernardino County Flood Control District VRDN RB Series 2008 (UBS AG LOC)
5,500,000	0.260	08/01/37	5,500,000
San Bernardino County GO TRANS Series 2010 A
5,125,000	2.000	06/30/11	5,192,978
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank & Co. SPA)(a)
700,000	0.300	02/01/17	700,000
San Diego Community College District GO VRDN Putters Series 2010-3676Z (AGM) (JPMorgan Chase & Co.)(a)
3,335,000	0.300	11/01/13	3,335,000
San Diego County & School District TRANS Series 2010 A
2,000,000	2.000	06/30/11	2,026,699
San Diego County Water Authority Austin Trust Certificates VRDN COPS Series 2008-3001X (Bank of America N.A. SPA)(a)
1,790,000	0.320	05/01/32	1,790,000
San Diego County Water Authority CP Series 2010 (Bayerische Landesbank SPA)
3,000,000	0.330	10/01/10	3,000,000
1,500,000	0.350	10/01/10	1,500,000
San Diego County Water Authority CP Series 2010-2 (BNP Paribas N.A. SPA)
2,000,000	0.290	10/01/10	2,000,000
3,000,000	0.320	10/01/10	3,000,000
San Francisco Bay Area Rapid Transit District GO VRDN ROCS RR-II R-11251 Series 2007 (Citibank N.A. SPA)(a)
1,480,000	0.290	08/01/15	1,480,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

San Francisco City & County Unified School District GO TRANS Series 2010
$3,000,000	2.000	06/30/11	$3,038,779
San Jose Financing Authority Lease VRDN RB Floater Series 2010-3182X (AMBAC) (Morgan Stanley & Co. SPA)(a)
2,000,000	0.400	06/01/32	2,000,000
San Mateo County Community College District GO VRDN Floaters Series 2010-3166 (Morgan Stanley & Co.)(a)
2,500,000	0.300	09/01/38	2,500,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 D RMKT (Sumitomo Mitsui Banking Corp. SPA)
5,000,000	0.250	04/01/36	5,000,000
Southern California Public Power Authority Project VRDN RB Series 2009 (Bank of America N.A. LOC)
2,795,000	0.260	07/01/36	2,795,000
University of California VRDN RB Floaters Certificates Series 2009-7C (Wells Fargo & Co. SPA)(a)
1,500,000	0.280	05/15/39	1,500,000
University of California VRDN RB Putters Series 2008-2475 (JPMorgan & Chase Co. SPA)(a)
520,000	0.300	05/15/14	520,000
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank & Co. SPA)(a)
3,800,000	0.300	05/15/14	3,800,000
University of California VRDN RB Putters Series 2009-3368 (JPMorgan Chase & Co. SPA)(a)
1,500,000	0.300	11/15/16	1,500,000
University of Southern California Educational Facilities Authority VRDN RB Floaters Series 2010-3144 (Morgan Stanley & Co.)(a)
4,600,000	0.300	10/01/38	4,600,000
University of Southern California Educational Facilities Authority VRDN RB Floaters Trust Series 2009-11B Reg. D (Barclays Bank PLC SPA)(a)
2,500,000	0.270	10/01/38	2,500,000
University of Southern California Educational Facilities Authority VRDN RB Putters Series 2009-3424 (JPMorgan Chase & Co. SPA)(a)
1,000,000	0.300	10/01/16	1,000,000
Victor Valley Community College GO VRDN Floater Certificates Series 2009-34C (Wells Fargo & Co.)(a)
7,100,000	0.280	08/01/44	7,100,000

			242,061,278
Puerto Rico(a) – 0.6%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3034 (Morgan Stanley Municipal Products)
350,000	0.350	08/01/57	350,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Morgan Stanley Municipal Products SPA)
1,050,000	0.350	08/01/57	1,050,000

			1,400,000

TOTAL INVESTMENTS – 99.9%			$243,461,278

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			253,809

NET ASSETS – 100.0%			$243,715,087

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2010, these securities amounted to $92,098,000 or approximately 37.8% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
LOC	—	Letter of Credit
MF Hsg.	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – 99.8%

New York – 96.7%
Battery Park City Authority VRDN RB Floater Trust Receipt Series 2010-1B (Barclays Bank PLC)(a)
$3,290,000	0.270%	11/01/34	$3,290,000
Buffalo Municipal Water Finance Authority Water System VRDN RB Refunding Series 2008 (JPMorgan Chase & Co. LOC)
4,145,000	0.250	07/01/35	4,145,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 1A RMKT (Bayerische Landesbank and Landesbank Baden-Wurttemberg LOC)
900,000	0.350	05/01/33	900,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 2A (Westdeutsche Landesbank AG LOC)
1,200,000	0.320	05/01/33	1,200,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 2B (Bayerische Landesbank LOC)
2,610,000	0.270	05/01/33	2,610,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 3B RMKT (Westdeutsche Landesbank LOC)
3,600,000	0.280	05/01/33	3,600,000
Metropolitan Transportation Authority RB Dedicated Tax Fund Series 2002 A (AGM)
3,375,000	5.250	11/15/10	3,408,800
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Eagle Series 2006-0133 Class A (MBIA) (Citibank N.A.)(a)
1,900,000	0.310	11/15/36	1,900,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 Subseries B-1 (Bank of Nova Scotia LOC)
1,000,000	0.260	11/01/34	1,000,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 Subseries B-2 (BNP Paribas LOC)
1,875,000	0.260	11/01/34	1,875,000
Nassau County GO RANS Series 2010 A
2,000,000	1.250	03/15/11	2,008,857
Nassau County GO TANS Series 2009 A
5,000,000	1.500	09/15/10	5,002,215
Nassau County GO VRDN Series 2007 B (Bank of America N.A. LOC)
1,675,000	0.300	12/01/24	1,675,000
Nassau County IDA Civic Facility VRDN RB Refunding & Improvement for Cold Spring Harbor Laboratory Series 1999 RMKT (TD Bank N.A. SPA)
2,000,000	0.220	01/01/34	2,000,000
New York City GO VRDN Floaters Series 2010-3178 (Morgan Stanley & Co.)(a)
1,000,000	0.310	04/01/22	1,000,000
New York City GO VRDN ROCS-RR-II R-11747 Series 2009 (Citibank N.A. SPA)(a)
700,000	0.300	05/15/17	700,000
New York City GO VRDN Series 1996 Subseries J-2 RMKT (Westdeutsche Landesbank AG LOC)
1,200,000	0.300	02/15/16	1,200,000
New York City GO VRDN Series 2002 Subseries C-3 (BNP Paribas LOC)
900,000	0.260	08/01/20	900,000
New York City GO VRDN Series 2003 Subseries A-3 (BNP Paribas LOC)
500,000	0.270	08/01/31	500,000
New York City GO VRDN Series 2005 Subseries F-4 (Royal Bank of Scotland LOC)
800,000	0.300	09/01/35	800,000
New York City GO VRDN Series 2006 Subseries I-3 (Bank of America N.A. LOC)
1,600,000	0.260	04/01/36	1,600,000
New York City GO VRDN Series 2008 Subseries B-3 (TD Bank N.A. LOC)
1,000,000	0.250	09/01/27	1,000,000
New York City Health & Hospital Corp. VRDN RB Health Systems Series 2008 B (GO of Corp.) (TD Banknorth LOC)
2,000,000	0.280	02/15/31	2,000,000
New York City Health & Hospital Corp. VRDN RB Health Systems Series 2008 C (TD Bank N.A. LOC)
3,500,000	0.240	02/15/31	3,500,000
New York City Health & Hospital Corp. VRDN RB Health Systems Series 2008 E (JPMorgan Chase & Co. LOC)
800,000	0.260	02/15/26	800,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 2 Gold Street Series 2006 A (FNMA)
1,800,000	0.270	04/15/36	1,800,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 201 Pearl Street Development Series 2006 A (FNMA)
2,300,000	0.270	10/15/41	2,300,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA)
2,500,000	0.270	03/15/36	2,500,000
New York City IDA Civic Facility VRDN RB ROCS RR II R-11558 Series 2008 (BHAC) (Citibank N.A.)(a)
2,700,000	0.310	04/01/11	2,700,000
New York City Municipal Water Finance Authority CP Series 2010 (Bayerische Landesbank and Westdeutsche Landesbank AG SPA)
2,000,000	0.330	09/01/10	2,000,000
1,100,000	0.360	09/01/10	1,100,000
New York City Municipal Water Finance Authority Municipal Trust Receipts VRDN RB Floater Series 2010-29W (Barclays Bank PLC)(a)
400,000	0.270	06/15/39	400,000
New York City Municipal Water Finance Authority VRDN RB Putters Series 2008-3231Z (JPMorgan Chase & Co.)(a)
1,000,000	0.260	06/15/31	1,000,000
New York City Municipal Water Finance Authority VRDN RB ROCS-RR-II R-11556 Series 2008 (BHAC) (AMBAC-TCRS) (Citibank N.A. SPA)(a)
3,500,000	0.300	06/15/12	3,500,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB ROCS-RR-II R-406 Series 2005 (Citibank N.A. SPA)(a)
240,000	0.300	06/15/13	240,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank SPA)
1,700,000	0.260	06/15/35	1,700,000
New York City Transitional Finance Authority RB Future Tax Secured Series 2004 Subseries D-1
1,000,000	5.000	11/01/10	1,007,921
New York City Transitional Finance Authority RB Future Tax Secured Series 2009 A
1,300,000	2.000	05/03/11	1,314,475
New York City Transitional Finance Authority VRDN RB Eagle Series 2007-0019 Class A (Citibank N.A. SPA)(a)
1,000,000	0.300	11/01/30	1,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 2002 Subseries C4 (Landesbank Hessen-Thueringen SPA)
$600,000	0.260	08/01/31	$600,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3G (Bank of New York SPA)
200,000	0.270	11/01/22	200,000
New York City Trust Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
5,800,000	0.230	10/01/36	5,800,000
New York City Trust Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
1,000,000	0.230	10/01/36	1,000,000
New York City Trust Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JPMorgan Chase & Co. SPA)
4,375,000	0.240	02/01/34	4,375,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 A1 (Bank of America N.A. SPA)
1,360,000	0.230	04/01/27	1,360,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B3 (Wells Fargo Bank N.A. SPA)
4,750,000	0.240	04/01/29	4,750,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2009-3502 (JPMorgan Chase Bank & Co.)(a)
500,000	0.330	01/01/37	500,000
New York City Trust Cultural Resources VRDN RB Refunding for Botanical Garden Series 2009 A (JPMorgan Chase Bank & Co. LOC)
2,000,000	0.250	07/01/32	2,000,000
New York Liberty Development Corp. VRDN RB World Trade Center Project Series 2009 A
9,600,000	0.500	01/18/11	9,603,280
New York State Dormitory Authority Austin Trust Certificates VRDN RB Series 2008-1195 (Bank of America N.A. SPA)(a)
2,800,000	0.290	07/01/48	2,800,000
New York State Dormitory Authority Municipal Trust Receipts VRDN RB for Cornell University Floater Series 2010-58B (Barclays Bank PLC)(a)
2,000,000	0.270	07/01/40	2,000,000
New York State Dormitory Authority Municipal Trust Receipts VRDN RB for Cornell University Floater Series 2010-59B (Barclays Bank PLC)(a)
1,000,000	0.270	07/01/40	1,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2009 A
1,000,000	0.200	09/01/39	1,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2005 A Convertible
1,300,000	0.250	07/01/35	1,300,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2008 A
2,000,000	0.230	07/01/39	2,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A. SPA)
5,000,000	0.220	07/01/40	5,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2006 A-1 RMKT (Bank of America N.A. LOC)
2,000,000	0.270	07/01/27	2,000,000
New York State Dormitory Authority Secondary Issues VRDN RB Eagle Series 2007-0096 Class A (Citibank N.A. SPA)(a)
885,000	0.300	03/15/37	885,000
New York State Dormitory Authority Secondary Issues VRDN RB for Columbia University Trust Receipts Series 2006-K1 Reg. D (Citibank N.A. SPA)(a)
135,000	0.300	05/29/14	135,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-11814 Series 2009 (Citibank N.A.)(a)
1,000,000	0.310	07/01/17	1,000,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (HSBC Bank USA N.A. SPA)
2,535,000	0.230	07/01/33	2,535,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 B RMKT (TD Bank N.A. LOC)
965,000	0.270	07/01/28	965,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A. LOC)
4,000,000	0.240	07/01/33	4,000,000
New York State Dormitory Authority VRDN RB Floater Certificates for New York University Series 2009-91C (Wells Fargo Bank N.A.)(b)
590,000	0.450	12/29/10	590,000
New York State Dormitory Authority VRDN RB for Cornell University Putters Series 2009-3383 (JPMorgan Chase & Co. SPA)(a)
1,245,000	0.300	01/01/17	1,245,000
New York State Dormitory Authority VRDN RB for Rockefeller University Putters Series 2009-3320 (JPMorgan Chase & Co.)(a)
300,000	0.300	07/01/11	300,000
New York State Dormitory Authority VRDN RB Putters Series 2008-3209 (JPMorgan Chase & Co. SPA)
3,055,000	0.300	01/01/30	3,055,000
New York State Dormitory Authority VRDN RB Putters Series 2010-3698Z (JPMorgan Chase & Co.)(a)
2,700,000	0.300	03/15/14	2,700,000
New York State Dormitory Authority VRDN RB Secondary Issues Series 2007-1861 (Wells Fargo Bank)(a)
3,545,000	0.300	07/01/39	3,545,000
New York State Dormitory Authority VRDN RB Vassar College Putters Series 2008-3204 (JPMorgan Chase & Co. SPA)(a)
600,000	0.300	07/01/37	600,000
New York State Housing Finance Agency Service Contract VRDN RB Refunding Series 2003 I (Landesbank Hessen-Thueringen LOC)
200,000	0.300	03/15/31	200,000
New York State Housing Finance Agency VRDN RB 100 Maiden Lane Series 2004 A RMKT (FNMA)
1,600,000	0.280	05/15/37	1,600,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA)
2,900,000	0.270	05/15/34	2,900,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA)
2,000,000	0.270	11/15/36	2,000,000
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA)
900,000	0.260	05/15/39	900,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York State Local Government Assistance Corp. RB Refunding Senior Lien Series 2007 A
$1,500,000	5.000	04/01/11	$1,540,320
New York State Local Government Assistance Corp. VRDN RB Series 1993 A (Bayerische Landesbank and Westdeutsche Landesbank AG LOC)
1,600,000	0.300	04/01/22	1,600,000
New York State Local Government Assistance Corp. VRDN RB Series 1995 C (Landesbank Hessen-Thueringen SPA)
971,000	0.310	04/01/25	971,000
New York State Power Authority CP Series 2010 (Bank of Nova Scotia, JPMorgan Chase & Co., State Street Bank and Trust, BNP Paribas and Bank of New York SPA)
1,000,000	0.370	11/01/10	1,000,000
New York State Thruway Authority Highway and Bridge Trust Fund RB Refunding Series 2002 C (NATL-RE)
2,250,000	5.250	04/01/11	2,311,388
New York State Urban Development Corp. Personal Income Tax VRDN RB Floater Trust Series 2009 6W-Reg. D (Barclays Bank PLC)(a)
1,900,000	0.270	03/15/37	1,900,000
Port Authority of New York & New Jersey VRDN RB ROCS RR II R 11793 Series 2009(a)
500,000	0.310	03/15/27	500,000
Port Authority of New York & New Jersey VRDN RB ROCS RR II R-664 Series 2006 (Citibank N.A.)(a)
2,460,000	0.310	10/01/14	2,460,000
Suffolk County Water Authority VRDN RB Putters Series 2009-3357 (MBIA) (JPMorgan Chase & Co. SPA)(a)
3,260,000	0.330	06/01/24	3,260,000
Triborough Bridge & Tunnel Authority Austin Trust Certificates VRDN RB Series 2008-1184 (Bank of America N.A. SPA)(a)
400,000	0.290	11/15/33	400,000
Triborough Bridge & Tunnel Authority Austin Trust Certificates VRDN RB Series 2008-1188 (Bank of America N.A. SPA)(a)
3,000,000	0.290	11/15/33	3,000,000
Triborough Bridge & Tunnel Authority VRDN RB Floaters Series 2009-3083 (Morgan Stanley Municipal Products)(a)
1,500,000	0.310	11/15/37	1,500,000
Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2010-3685 (GO of Authority) (JPMorgan Chase & Co.)(a)
1,205,000	0.300	11/15/16	1,205,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (Bank of America N.A. SPA)
2,165,000	0.290	01/01/32	2,165,000

			171,433,256

Puerto Rico(a) – 3.1%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3034 (Morgan Stanley Municipal Products)
400,000	0.350	08/01/57	400,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Morgan Stanley Municipal Products SPA)
5,155,000	0.350	08/01/57	5,155,000

			5,555,000

TOTAL INVESTMENTS – 99.8%			$176,988,256

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			268,270

NET ASSETS – 100.0%			$177,256,526

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2010, these securities amounted to $52,220,000 or approximately 29.5% of net assets.

(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2010, these securities amounted to $590,000 or approximately 0.3% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC-TCRS	—	Insured by American Municipal Bond Assurance Corp.-Transferable Custodial Receipts
BHAC	—	Berkshire Hathaway Assurance Corp.
CP	—	Commercial Paper
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – 99.9%

Alabama – 1.9%
Alabama Special Care Facility Financing Authority VRDN RB Birmingham Putters Series 2008-2959 (JPMorgan Chase & Co. SPA)(a)
$6,775,000	0.300%	11/15/14	$6,775,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 A
3,460,000	0.260	05/01/22	3,460,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 B
9,500,000	0.230	05/01/22	9,500,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 D
5,000,000	0.290	10/01/22	5,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A
21,000,000	0.260	11/01/21	21,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 B
25,000,000	0.260	06/01/22	25,000,000
Gadsden IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994
6,150,000	0.260	06/01/15	6,150,000
Mobile City IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994
7,800,000	0.260	06/01/15	7,800,000
Parrish IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994 A
9,800,000	0.260	06/01/15	9,800,000
Southeast Alabama Gas District VRDN RB for Supply Project Series 2007 A (Societe Generale SPA)
74,000,000	0.290	08/01/27	74,000,000
University of Alabama VRDN RB Series 1993 B
1,200,000	0.300	10/01/13	1,200,000
Wilsonville IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2005 D
18,250,000	0.260	01/01/24	18,250,000

			187,935,000

Alaska – 1.3%
Alaska State Housing Finance Corp. Home Mortgage VRDN RB Series 2009 A
49,080,000	0.240	12/01/40	49,080,000
Alaska State Housing Finance Corp. Home Mortgage VRDN RB Series 2009 D (Bank of America SPA)
25,000,000	0.320	12/01/40	25,000,000
Alaska State Housing Finance Corp. VRDN RB Governmental Purpose Series 2001 B RMKT
40,000,000	0.280	12/01/30	40,000,000
Alaska State Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT
11,900,000	0.280	07/01/22	11,900,000

			125,980,000

Arizona – 1.8%
Arizona Health Facilities Authority VRDN RB Floater for Banner Health Series 2008-51C (Wells Fargo Bank N.A.)(a)
9,750,000	0.290	01/01/38	9,750,000
Arizona Health Facilities Authority VRDN RB Floaters Series 2007-1782 (Morgan Stanley Municipal Products)(a)
20,355,000	0.300	01/01/37	20,355,000
Arizona Health Facilities Authority VRDN RB for Banner Health Series 2008 F (JPMorgan Chase & Co. LOC)
2,100,000	0.280	01/01/29	2,100,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase & Co. SPA)(a)
6,605,000	0.300	07/01/16	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase & Co.)(a)
4,425,000	0.300	07/01/16	4,425,000
Banner Health Puttable Floating Option Tax-Exempt Receipts VRDN RB P-Floats-PT-4511 Series 2008 (Wells Fargo Bank N.A. SPA)(a)
14,620,000	0.300	01/01/35	14,620,000
Phoenix Civic Improvement Corp. Wastewater System GO VRDN Putters Series 2009-3440 (JPMorgan Chase & Co.)(a)
7,495,000	0.300	01/01/17	7,495,000
Phoenix Civic Improvement Corp. Wastewater System VRDN RB Putters Series 2009-3458 (JPMorgan Chase & Co.)(a)
7,140,000	0.300	01/01/17	7,140,000
Pima County Arizona GO Bonds Series 2009 A
10,525,000	3.000	07/01/11	10,756,183
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Eagle Series 2006-0014 A (Citibank N.A. SPA)(a)
12,275,000	0.300	01/01/35	12,275,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Eagle Series 2006-0141 A (Citibank N.A. SPA)(a)
16,500,000	0.300	01/01/37	16,500,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Eagle Series 2007-0012 A (Landesbank Hessen-Thueringen SPA)(a)
15,850,000	0.300	01/01/37	15,850,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Floater Trust Series 2010-21W (Barclays Bank PLC)(a)
5,000,000	0.310	01/01/38	5,000,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Floaters Series 2009-3078 (Morgan Stanley & Co.)(a)
9,000,000	0.310	01/01/38	9,000,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB Floaters Series 2009-40C (Wells Fargo & Co.)(a)
13,100,000	0.290	01/01/39	13,100,000
Salt River Project Agricultural Improvement & Power District Electric Systems VRDN RB ROCS-RR-II R-11712 Series 2009 (Citibank N.A. SPA)(a)
4,635,000	0.300	01/01/17	4,635,000
Salt River Project VRDN RB Putters Series 2008-3226 (JPMorgan Chase & Co. SPA)(a)
9,620,000	0.300	01/01/32	9,620,000
Salt River Project VRDN RB Putters Series 2009-3307 (JPMorgan Chase & Co. SPA)(a)
3,395,000	0.300	01/01/33	3,395,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Arizona – (continued)

Tempe Transportation Excise Tax VRDN RB Series 2006 (Royal Bank of Canada SPA)
$5,460,000	0.280	07/01/36	$5,460,000
Yavapai County IDA Hospital Facility VRDN RB for Northern Arizona Healthcare Series 2009 B (Banco Bilbao Vizcaya LOC)
2,935,000	0.350	12/01/39	2,935,000

			181,016,183

California – 14.9%
Bay Area Toll Authority California Toll Bridge VRDN RB Eagle Series 2008-0056 Class A (Citibank N.A. SPA)(a)
6,455,000	0.300	04/01/47	6,455,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floaters Series 2009-2978 (Morgan Stanley & Co.)(a)
25,575,000	0.300	04/01/47	25,575,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floaters Series 2009-2985 (Morgan Stanley)(a)
28,290,000	0.300	04/01/39	28,290,000
Bay Area Toll Authority California Toll Bridge VRDN RB ROCS RR-II R-11453 Series 2008 (Citibank N.A.)(a)
6,800,000	0.300	04/01/14	6,800,000
Bay Area Toll Authority VRDN RB Putters Series 2008-3130 (JPMorgan Chase & Co. SPA)(a)
6,145,000	0.300	10/01/13	6,145,000
California Educational Facilities Authority Austin Trust Certificates VRDN RB for Claremont McKenna College Series 2009-1208 (Bank of America SPA)(a)
10,000,000	0.290	01/01/39	10,000,000
California Educational Facilities Authority Austin Trust Certificates VRDN RB for Southern California University Series 2009-1207 (Bank of America N.A. SPA)(a)
4,440,000	0.290	10/01/39	4,440,000
California Educational Facilities Authority VRDN RB for Stanford University Floater Certificates Series 2001-487 (Morgan Stanley & Co. SPA)(a)
9,000,000	0.300	12/01/32	9,000,000
California Educational Facilities Authority VRDN RB Putters for Southern California University Series 2010-3684 (JPMorgan Chase & Co.)(a)
2,700,000	0.300	10/01/16	2,700,000
California Educational Facilities Authority VRDN RB Putters for Claremont McKenna College Series 2009-3580 (JPMorgan Chase & Co.)(a)
5,380,000	0.300	01/01/16	5,380,000
California Health Facilities Financing Authority VRDN RB for Stanford Hospital Floaters Series 2010-3193 (Morgan Stanley & Co.)(a)
4,600,000	0.310	11/15/36	4,600,000
California Health Facilities Financing Authority VRDN RB Sutter Health Putters Series 2009-3338 (JPMorgan Chase & Co. SPA)(a)
5,370,000	0.300	11/15/14	5,370,000
California Health Facilities Financing Authority VRDN RB Sutter Health Putters Series 2010-3765 (JPMorgan Chase & Co.)(a)
9,195,000	0.300	05/15/39	9,195,000
California Health Facilities Financing Authority VRDN RB Sutter Health Series 2007-1858 (Wells Fargo Bank N.A.)(a)
10,497,000	0.300	11/15/42	10,497,000
California Health Facilities VRDN RB Sutter Health Putters Series 2008-3175 (JPMorgan Chase & Co. SPA)(a)
24,170,000	0.300	05/15/14	24,170,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-08 (Bayerische Landesbank LOC)
43,685,000	0.270	05/01/22	43,685,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-10 (Landesbank Hessen-Thueringen LOC)
7,745,000	0.300	05/01/22	7,745,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 C-14 (Westdeutsche Landesbank AG LOC)
72,055,000	0.300	05/01/22	72,055,000
California State Department of Water Resources Power Supply VRDN RB Series 2008 J-2 (Bank of Nova Scotia, California Public Employees Retirement System and JPMorgan Chase & Co. LOC)
15,200,000	0.270	05/01/18	15,200,000
California State Department of Water Resources VRDN RB Putters Series 2009-3361 (NATL-RE) (JPMorgan Chase & Co. SPA)(a)
1,400,000	0.300	06/01/13	1,400,000
California State Department of Water Resources VRDN RB ROCS-R-II R-11552 Central Valley Project Series 2008 (BHAC) (Citibank N.A. SPA)(a)
7,140,000	0.310	12/01/11	7,140,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC) (Citibank N.A.)(a)
7,045,000	0.320	05/01/16	7,045,000
California Statewide Communities Development Authority CP Series 2010
23,500,000	0.370	03/01/11	23,500,000
California Statewide Communities Development Authority for Kaiser Permanente CP Series 2010
5,000,000	0.400	11/01/10	5,000,000
20,000,000	0.400	11/10/10	20,000,000
23,000,000	0.410	12/01/10	23,000,000
15,000,000	0.370	02/01/11	15,000,000
California Statewide Communities Development Authority for Kaiser Permanente CP Series 2010 S-K
22,000,000	0.410	12/01/10	22,000,000
California Statewide Communities Development Authority VRDN RB for Cottage Health System Series 2008 A
35,100,000	0.260	11/01/36	35,100,000
California Statewide Communities Development Authority VRDN RB for Cottage Health System Series 2008 C
22,800,000	0.260	11/01/36	22,800,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2002 B
20,235,000	0.250	11/01/30	20,235,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 B
28,200,000	0.250	08/15/25	28,200,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 L
36,100,000	0.250	04/01/38	36,100,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
50,385,000	0.250	04/01/38	50,385,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2008 A
46,100,000	0.260	04/01/32	46,100,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

California Statewide Communities Development Authority VRDN RB for Sutter Health Floaters Series 2009-3102 (Morgan Stanley & Co.)(a)
$2,485,000	0.300	11/15/48	$2,485,000
California Statewide Communities Development Authority VRDN RB ROCS-RR-II R-11672 for Kaiser Foundation Series 2008 (BHAC) (Citibank N.A.)(a)
9,000,000	0.300	09/01/34	9,000,000
California Statewide Communities Development Authority VRDN RB ROCS-RR-II R-1563 Series 2008 (BHAC) (Citibank N.A.)(a)
9,800,000	0.300	04/01/26	9,800,000
City of Berkeley GO TRANS Series 2010
24,900,000	2.000	06/30/11	25,226,202
Desert Community College District GO VRDN Floaters Series 2009-3016 (AGM) (Morgan Stanley & Co. SPA)(a)
2,000,000	0.310	08/01/32	2,000,000
East Bay Municipal Utility District Water System CP Series 2010 (JPMorgan Chase & Co. LOC)
14,000,000	0.370	09/01/10	14,000,000
Long Beach City California GO TRANS Series 2009
12,000,000	2.500	09/30/10	12,019,159
Long Beach Unified School District GO VRDN Floaters Series 2009-3022 (Morgan Stanley & Co.)(a)
2,200,000	0.310	08/01/33	2,200,000
Los Angeles Community College District GO VRDN ROCS RR-II R-11607 Series 2008 (Citibank N.A.)(a)
4,500,000	0.300	08/01/16	4,500,000
Los Angeles Community College GO VRDN Putters Series 2008-3287 (JPMorgan Chase & Co. SPA)(a)
8,995,000	0.300	08/01/16	8,995,000
Los Angeles Community College GO VRDN Putters Series 2010-3776Z (JPMorgan Chase & Co.)(a)
7,425,000	0.300	08/01/16	7,425,000
Los Angeles Community Redevelopment Agency MF Hsg. VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA)
7,105,000	0.270	12/15/24	7,105,000
Los Angeles County GO TRANS Series 2010
243,000,000	2.000	06/30/11	245,412,441
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows II Series 1998 C (FNMA)
2,340,000	0.250	04/15/28	2,340,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 A-1 (Bank of Nova Scotia SPA)
5,160,000	0.250	07/01/23	5,160,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 C-3 (Sumitomo Mitsui Banking Corp. LOC)
2,900,000	0.240	07/01/25	2,900,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Proposition C-2nd Series 2009 C-4 (U.S. Bank N.A. LOC)
13,200,000	0.240	07/01/25	13,200,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB Refunding Series 2009 C-1 (Sumitomo Mitsui Banking Corp. LOC)
12,000,000	0.220	07/01/25	12,000,000
Los Angeles County VRDN RB ROCS-RR-II R-13101 CE Series 2010 (Citibank N.A.)(a)
48,700,000	0.320	06/30/11	48,700,000
Los Angeles Department of Water & Power VRDN RB for Power System Subseries 2002 A-4 (Lloyds TSB Bank PLC SPA)
3,000,000	0.230	07/01/35	3,000,000
Los Angeles Department of Water & Power VRDN RB Putters Series 2009-3422 (JPMorgan Chase & Co. SPA)(a)
2,220,000	0.300	07/01/16	2,220,000
Los Angeles Department of Water & Power VRDN RB ROCS-RR-II R-11555 Series 2008 (BHAC) (Citibank N.A. SPA)(a)
8,085,000	0.310	07/01/15	8,085,000
Los Angeles Unified School District GO TRANS Series 2010 A
43,650,000	2.000	06/30/11	44,126,953
Los Angeles Unified School District GO VRDN Putters Series 2009-3494Z (JPMorgan Chase & Co.)(a)
3,420,000	0.300	01/01/29	3,420,000
Los Angeles Wastewater System CP Series 2010 (Wells Fargo & Co., State Street Bank and Trust and California State Teachers Retirement System SPA)
10,000,000	0.280	09/01/10	10,000,000
Metropolitan Water District Southern California Waterworks Municipal Trust Receipts VRDN RB Floaters Series 2009-8B Reg. D (Barclays Bank PLC SPA)(a)
1,250,000	0.270	07/01/35	1,250,000
Metropolitan Water District Southern California Waterworks VRDN RB Putters Series 2009-3289 (JPMorgan Chase & Co.)(a)
2,225,000	0.300	07/01/31	2,225,000
Metropolitan Water District Southern California Waterworks VRDN RB ROCS-RR-II R-11301 Series 2007 (Citibank N.A. SPA)(a)
6,130,000	0.290	07/01/15	6,130,000
Newport Beach VRDN RB ROCS RR-II R-11753 for Hoag Memorial Hospital Series 2009 (Citibank N.A.)(a)
7,650,000	0.300	06/01/13	7,650,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase & Co.)(a)
4,350,000	0.300	08/01/15	4,350,000
Orange County Sanitation District VRDN COPS Series 2000 A (Dexia Credit Local SPA)
15,000,000	0.250	08/01/29	15,000,000
Orange County Water District VRDN COPS Floater Series 2010-3192 (Morgan Stanley & Co.)(a)
5,240,000	0.310	08/15/39	5,240,000
Riverside Water Revenue VRDN RB Refunding Series 2008 A (Bank of America N.A. SPA)
8,715,000	0.300	10/01/35	8,715,000
Sacramento County Sanitation District Financing Authority VRDN RB Series 2005-1034 (MBIA) (JPMorgan Chase & Co. SPA)(a)
3,325,000	0.300	08/01/13	3,325,000
Sacramento Transportation Authority Sales Tax VRDN RB Ltd. Tax Measure Series 2009 A (Barclays Bank PLC)
5,250,000	0.250	10/01/38	5,250,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase & Co.)(a)
6,635,000	0.300	02/01/17	6,635,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
California – (continued)

San Diego County Water Authority CP Series 2010 (Bayerische Landesbank SPA)
$10,950,000	0.330	10/01/10	$10,950,000
12,100,000	0.350	10/01/10	12,100,000
San Diego County Water Authority CP Series 2010-2 (BNP Paribas N.A. SPA)
8,000,000	0.290	10/01/10	8,000,000
San Diego County Water Authority VRDN COPS Putters Series 2008-2873 (AGM) (JPMorgan Chase & Co.)(a)
4,465,000	0.300	05/01/13	4,465,000
San Francisco Bay Area Rapid Transit District GO VRDN ROCS RR-II R-11251 Series 2007 (Citibank N.A.)(a)
8,560,000	0.290	08/01/15	8,560,000
San Francisco Bay Area Rapid Transit District GO VRDN ROCS-RR-II R-11285 Series 2007 (Citibank N.A. SPA)(a)
4,735,000	0.290	08/03/15	4,735,000
San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2010-3153 (Morgan Stanley & Co.)(a)
6,500,000	0.310	11/01/39	6,500,000
San Jose Financing Authority Lease VRDN RB Floater Series 2010-3182X (AMBAC) (Morgan Stanley & Co. SPA)(a)
2,530,000	0.400	06/01/32	2,530,000
San Mateo County Community College District GO VRDN Floaters Series 2010-3166 (Morgan Stanley & Co.)(a)
8,500,000	0.300	09/01/38	8,500,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 D RMKT (Sumitomo Mitsui Banking Corp. SPA)
26,675,000	0.250	04/01/36	26,675,000
Southern California Public Power Authority VRDN RB Refunding for Southern Transmission Project Series 2000 A (FSA) (Westdeutsche Landesbank SPA)
41,740,000	0.300	07/01/23	41,740,000
University of California VRDN RB Floaters Certificates Series 2009-7C (Wells Fargo & Co. SPA)(a)
17,560,000	0.280	05/16/39	17,560,000
University of California VRDN RB Floaters Series 2009-3066X (Morgan Stanley & Co.)(a)
10,900,000	0.300	05/15/34	10,900,000
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank & Co. SPA)(a)
3,800,000	0.300	05/15/14	3,800,000
University of California VRDN RB ROCS-RR-II R-11567 Series 2008 (BHAC) (Citibank N.A. SPA)(a)
3,440,000	0.300	05/15/31	3,440,000
University of Southern California Educational Facilities Authority VRDN RB Eagle Series 2007-0064 Class A (Citibank N.A.)(a)
13,700,000	0.290	10/01/37	13,700,000
University of Southern California Educational Facilities Authority VRDN RB Floaters Series 2009-3067X (Morgan Stanley & Co.)
14,590,000	0.300	10/01/39	14,590,000
University of Southern California Educational Facilities Authority VRDN RB Floaters Series 2010-3144 (Morgan Stanley & Co.)(a)
4,100,000	0.300	10/01/38	4,100,000
University of Southern California Educational Facilities Authority VRDN RB Floaters Trust Series 2009-11B Reg. D (Barclays Bank PLC)(a)
2,740,000	0.270	10/01/38	2,740,000
University of Southern California Educational Facilities Authority VRDN RB Putters Series 2009-3342 (JPMorgan Chase & Co.)(a)
4,995,000	0.300	10/01/16	4,995,000
University of Southern California Educational Facilities Authority VRDN RB Putters Series 2009-3424 (JPMorgan Chase & Co. SPA)(a)
11,325,000	0.300	10/01/16	11,325,000
University of Southern California Educational Facilities Authority VRDN RB ROCS-RR-II R-11064 Series 2007 (Citibank N.A.)(a)
11,735,000	0.290	04/03/28	11,735,000
Victor Valley Community College GO VRDN Floater Certificates Series 2009-34C (Wells Fargo & Co.)(a)
8,785,000	0.280	08/01/44	8,785,000

			1,473,821,755

Colorado – 1.8%
Colorado Educational & Cultural Facilities Authority VRDN RB Nature Conservancy Series 2003 A-TE Convertible (Bank of America N.A. SPA)
54,100,000	0.330	07/01/33	54,100,000
Colorado Health Facilities Authority VRDN RB for Adventist Health System-Sunbelt, Inc. Series 2004 B (JPMorgan Chase & Co. LOC)
8,500,000	0.300	11/15/34	8,500,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Care Series 2004 B-1 (Bayerische Landesbank SPA)
31,655,000	0.320	03/01/23	31,655,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Care Series 2004 B-2 (Bayerische Landesbank SPA)
2,575,000	0.320	03/01/23	2,575,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Care Series 2004 B-3 (Landesbank Hessen-Thueringen SPA)
15,000,000	0.300	03/01/23	15,000,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Care Series 2004 B-6 (Landesbank Hessen-Thueringen SPA)
40,100,000	0.300	03/01/44	40,100,000
Colorado Health Facilities Authority VRDN RB for Sisters of Charity of Leavenworth Health System Putters Series 2010-3702 (JPMorgan Chase & Co.)(a)
9,700,000	0.300	01/01/18	9,700,000
Colorado Regional Transportation District Municipal Trust Receipts VRDN RB Floater Series 2010-35B (AMBAC) (Barclays Bank PLC)(a)
7,125,000	0.310	11/01/27	7,125,000
Colorado Regional Transportation District Sales Tax VRDN RB ROCS-RR-II R-12312 Series 2010 (AGM) (AMBAC) (Citibank N.A.)(a)(b)
3,700,000	0.300	05/01/15	3,700,000
Colorado Springs Utilities Systems VRDN RB Subordinated Lien Improvement Series 2005 A (State Street Bank & Trust Co. SPA)
2,450,000	0.300	11/01/35	2,450,000
Denver GO VRDN Austin Trust Certificates Series 2008-1050 (Bank of America N.A. SPA)(a)
7,500,000	0.300	08/01/25	7,500,000

			182,405,000

Connecticut – 1.0%
Connecticut State Health & Educational Facilities Authority Austin Trust Certificates VRDN RB Series 2008-1086 (Bank of America N.A. SPA)(a)
21,000,000	0.300	07/01/37	21,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Connecticut – (continued)

Connecticut State Health & Educational Facilities Authority for Yale University CP Series 2010
$15,100,000	0.320	12/01/10	$15,100,000
Connecticut State Health & Educational Facilities Authority Municipal Trust Receipts VRDN RB for Yale University Floater Series 2010-30B (Barclays Bank PLC)(a)
5,000,000	0.270	07/01/40	5,000,000
Connecticut State Health & Educational Facilities Authority Municipal Trust Receipts VRDN RB for Yale University Floaters Series 2010-26B (Barclays Bank PLC)(a)
2,800,000	0.270	07/01/40	2,800,000
Connecticut State Health & Educational Facilities Authority Municipal Trust Receipts VRDN RB for Yale University Series 2010-23B (Barclays Bank PLC)(a)
5,000,000	0.270	07/01/40	5,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB Eagle-7 Series 2005-3031 Class A (Citibank N.A.)(a)
15,000,000	0.300	07/01/35	15,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase & Co.)(a)
11,995,000	0.300	07/01/15	11,995,000
Connecticut State Health & Educational Facilities Authority VRDN RB ROCS-RR-II R-11874 for Ascension Health Series 2010 (Citibank N.A.)(a)
2,000,000	0.300	11/15/17	2,000,000
Connecticut State Lehman Municipal Trust Receipts VRDN RB Floater TRS for Yale University Series 2008 K34W-Reg D (Citibank N.A. SPA)(a)
10,335,000	0.300	08/21/35	10,335,000
Connecticut State Municipal Trust Receipts GO VRDN Floater Series 2010-63B (Barclays Bank PLC)(a)
2,830,000	0.310	12/01/21	2,830,000
University of Connecticut Municipal Trust Receipts VRDN RB Floater Series 2010-41B (GO of University) (Barclays Bank PLC)(a)
2,985,000	0.310	02/15/26	2,985,000

			94,045,000

Delaware – 0.4%
Delaware State Health & Educational Facilities Authority VRDN RB for the Nemours Foundation Project Series 2005 (Bank of America N.A.)
26,475,000	0.310	01/01/35	26,475,000
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2008 B
16,475,000	0.260	10/01/38	16,475,000

			42,950,000

District of Columbia – 1.7%
District of Columbia GO TANS Series 2009
93,000,000	2.500	09/30/10	93,150,950
District of Columbia GO VRDN Refunding Series 2008 A RMKT (Bank of America N.A. LOC)
17,170,000	0.310	06/01/34	17,170,000
District of Columbia GO VRDN Refunding Series 2008 C1 RMKT (TD Bank N.A. LOC)
10,100,000	0.320	06/01/27	10,100,000
District of Columbia Income Tax Secured VRDN RB Floaters Series 2009-3057X (Morgan Stanley & Co.)(a)
7,990,000	0.310	12/01/30	7,990,000
District of Columbia Income Tax Secured VRDN RB Refunding Series 2010 C
10,000,000	0.320	12/01/10	10,000,000
District of Columbia VRDN RB Putters Series 2009-3354 (JPMorgan Chase & Co. SPA)(a)
7,625,000	0.300	06/01/17	7,625,000
District of Columbia VRDN RB Putters Series 2009-3369 (JPMorgan Chase & Co. SPA)(a)
4,500,000	0.300	06/01/17	4,500,000
District of Columbia Water & Sewer Systems VRDN RB Putters Series 2009-3317 (JPMorgan Chase & Co. SPA)(a)
8,330,000	0.300	04/01/33	8,330,000
Metropolitan Airport Authority CP Series 2010 (Landesbank Baden-Wurttemberg LOC)
10,500,000	0.450	10/12/10	10,500,000

			169,365,950

Florida – 6.6%
Broward County Water & Sewer Utility Systems VRDN RB ROCS-RR-II R-11719 Series 2009 (Citibank N.A. SPA)(a)
3,095,000	0.300	04/02/29	3,095,000
Cleveland Clinic CP Series 2010
41,905,000	0.390	03/22/11	41,905,000
Florida State Board of Education GO VRDN Putters Series 2008-2850 (JPMorgan Chase & Co. SPA)(a)
7,425,000	0.300	12/01/13	7,425,000
Florida State Board of Education GO VRDN ROCS-RR-II R-11302 Series 2007 (Citibank N.A. SPA)(a)
6,265,000	0.300	12/01/15	6,265,000
Florida State Board of Education GO VRDN ROCS-RR-II R-11303 Series 2007 (Citibank N.A. SPA)(a)
5,360,000	0.300	12/01/15	5,360,000
Florida State Board of Education GO VRDN ROCS-RR-II R-12017 Series 2007 (Citibank N.A.)(a)
9,600,000	0.300	01/15/11	9,600,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2514 (JPMorgan Chase & Co. SPA)(a)
18,070,000	0.300	07/01/15	18,070,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2539 (JPMorgan Chase & Co. SPA)(a)
17,775,000	0.300	07/01/15	17,775,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2996 (JPMorgan Chase & Co. SPA)(a)
4,100,000	0.300	01/01/13	4,100,000
Highlands County Health Facilities Authority VRDN RB for Adventist Health System ROCS-RR-II R-11830 Series 2010 (Citibank N.A.)(a)
2,500,000	0.320	05/15/31	2,500,000
Highlands County Health Facilities Authority VRDN RB for Adventist Health System Series 2005 F RMKT (Wells Fargo Bank N.A. LOC)
14,150,000	0.260	11/15/35	14,150,000
Highlands County Health Facilities Authority VRDN RB for Adventist Health System Series 2007 A-2
30,000,000	0.260	11/15/37	30,000,000
Hillsborough County CP Series 2010 A (State Street Bank and Trust Co. LOC)
4,000,000	0.320	10/07/10	4,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Florida – (continued)

Jacksonville Austin Trust Certificates VRDN RB Mayo Foundation Series 2008-3015X (Bank of America N.A. SPA)(a)
$5,500,000	0.300	11/15/36	$5,500,000
Jacksonville CP Series 2004 A (Landesbank Baden-Wurttemberg LOC)
14,420,000	0.320	09/01/10	14,420,000
Jacksonville Electric Authority CP Notes Series 2010 C-1 (JPMorgan Chase & Co. SPA)
24,600,000	0.300	09/21/10	24,600,000
Jacksonville Electric Authority CP Series 2000 A (Westdeutsche Landesbank AG SPA)
72,400,000	0.320	09/01/10	72,400,000
Jacksonville Electric Authority VRDN RB Series 2008 D (Lloyds TSB Bank PLC SPA)
6,315,000	0.310	10/01/38	6,315,000
Jacksonville Electric Authority VRDN RB Series 2008-3 B-3 (Dexia Credit Local SPA)
7,470,000	0.310	10/01/36	7,470,000
Jacksonville Electric Authority VRDN RB Series 2008-3 D-2-A (State Street Bank & Trust Co. SPA)
25,500,000	0.270	10/01/37	25,500,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 Subseries A-1 (Bank of New York SPA)
60,750,000	0.270	10/01/38	60,750,000
Jacksonville Transportation VRDN RB Series 2008 A (JPMorgan Chase & Co. SPA)
80,735,000	0.300	10/01/32	80,735,000
Jacksonville Water & Sewer Systems VRDN RB Series 2008 A-2 (Banco Bilbao Vizcaya SPA)
58,000,000	0.300	10/01/42	58,000,000
Orange County Health Facilities Authority VRDN RB for Adventist Health System-Sunbelt, Inc. Series 1992 (Wells Fargo Bank N.A. LOC)
6,050,000	0.260	11/15/14	6,050,000
Orange County Health Facilities Authority VRDN RB for the Nemours Foundation ROCS-RR-II-R 11809 Series 2009 (Citibank N.A.)(a)
5,000,000	0.300	01/01/33	5,000,000
Orange County Health Facilities Authority VRDN RB for the Nemours Foundation Series 2009 B (Bank of America N.A. LOC)
20,600,000	0.290	01/01/39	20,600,000
Orange County Health Facilities Authority VRDN RB for the Nemours Foundation Series 2009 C-2
7,955,000	0.270	01/01/37	7,955,000
Orange County School District VRDN COPS Putters Series 2010-3785Z (NATL-RE) (FGIC) (JPMorgan Chase & Co.)(a)
5,000,000	0.350	02/01/15	5,000,000
Orlando Utilities Commission System VRDN RB Floaters Series 2009-3023 (Morgan Stanley Municipal Products)(a)
5,875,000	0.300	10/01/39	5,875,000
Sarasota County Public Hospital District VRDN RB Refunding for Sarasota Memorial Hospital Series 2009 B (Bank of America N.A. LOC)
7,335,000	0.310	07/01/37	7,335,000
South Broward Hospital District Austin Trust Certificates VRDN RB Series 2008-1122 (Bank of America N.A. SPA)(a)
9,000,000	0.300	05/01/36	9,000,000
South Miami Health Facilities Authority VRDN RB for Baptist Health Putters Series 2007-2318 (JPMorgan Chase & Co. SPA)(a)
37,945,000	0.300	08/15/35	37,945,000
South Miami Health Facilities Authority VRDN RB for Baptist Health Putters Series 2008-2473 (JPMorgan Chase & Co. SPA)(a)
3,115,000	0.300	08/15/15	3,115,000
Tallahassee Construction Utility System VRDN RB Putters Series 2008-2617 (JPMorgan Chase & Co. SPA)(a)
6,660,000	0.300	10/01/15	6,660,000
Tallahassee Construction Utility System VRDN RB ROCS-RR-II R-11306 Series 2007 (Citibank N.A. SPA)(a)
6,760,000	0.300	10/01/15	6,760,000
Volusia County Health Facilities Authority VRDN RB for Adventist Health System Series 1994 A (JPMorgan Chase & Co. LOC)
10,875,000	0.300	11/15/23	10,875,000

			652,105,000

Georgia – 1.3%
Georgia State GO Bonds Series 2009 F
13,000,000	2.000	11/01/10	13,035,708
Georgia State GO Bonds Series 2009 G
22,935,000	2.000	11/01/10	22,997,998
Gwinnett County Public School District GO VRDN Putters Series 2008-2868 (JPMorgan Chase & Co. SPA)(a)
8,870,000	0.300	02/01/16	8,870,000
Gwinnett County School District Austin Trust Certificates GO VRDN Series 2008-1112 (Bank of America N.A.)(a)
4,500,000	0.300	02/01/36	4,500,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB ROCS-RR-II R-11794 Series 2009 (Citibank N.A.)(a)
4,500,000	0.300	07/01/17	4,500,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB ROCS-RR-II R-11861 Series 2010 (Citibank N.A.)(a)
4,700,000	0.300	07/01/17	4,700,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB Series 2000 A (Bayerische Landesbank and Westdeutsche Landesbank AG LOC)
15,000,000	0.300	07/01/25	15,000,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB Series 2000 B (Bayerische Landesbank and Westdeutsche Landesbank AG LOC)
16,000,000	0.270	07/01/25	16,000,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 B RMKT (Landesbank Hessen-Thueringen LOC)
17,800,000	0.330	06/01/20	17,800,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 C RMKT (Bayerische Landesbank LOC)
9,000,000	0.320	03/01/20	9,000,000
Private Colleges & Universities Authority VRDN RB for Emory University Putters Series 2008-2989 (JPMorgan Chase & Co.)(a)
3,545,000	0.300	03/01/16	3,545,000
Private Colleges & Universities Authority VRDN RB for Emory University Putters Series 2009-3243 (JPMorgan Chase & Co. SPA)(a)
4,795,000	0.300	03/01/17	4,795,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Georgia – (continued)

Private Colleges & Universities Facilities Authority Puttable Floating Option Tax-Exempt Receipts VRDN RB for Emory University P-Floats-PT-4664 Series 2010 (Bank of America N.A.)
$7,685,000	0.300	09/01/39	$7,685,000

			132,428,706

Hawaii(a) – 0.1%
Hawaii State Municipal Trust Receipts GO VRDN Floater Series 2010-32B (Barclays Bank PLC)
4,625,000	0.310	05/01/26	4,625,000

Illinois – 1.3%
Chicago Board of Education GO VRDN Putters Series 2008-2997 (AGM) (JPMorgan Chase & Co. SPA)(a)
3,115,000	0.350	06/01/16	3,115,000
Chicago Board of Education GO VRDN Refunding for Dedicated Revenues Series 2009 A-2 (Northern Trust Co. LOC)
5,900,000	0.300	03/01/26	5,900,000
Chicago Board of Education GO VRDN Refunding Series 2009 B (U.S. Bank N.A. LOC)
3,300,000	0.250	03/01/31	3,300,000
Chicago GO VRDN Putters Series 2009-3420 (JPMorgan Chase & Co. SPA)(a)
6,300,000	0.300	01/01/16	6,300,000
Chicago GO VRDN Refunding Series 2007 F RMKT (Banco Bilbao Vizcaya SPA)
27,750,000	0.350	01/01/42	27,750,000
Chicago Metropolitan Water Reclamation District GO VRDN Floaters Trust Series 2009-27B (Barclays Bank PLC)(a)
3,545,000	0.310	12/01/32	3,545,000
Chicago Metropolitan Water Reclamation District GO VRDN Putters Series 2009-3448 (JPMorgan Chase & Co. SPA)(a)
8,380,000	0.300	12/01/27	8,380,000
Chicago Metropolitan Water Reclamation District of Greater Chicago VRDN RB ROCS-RR-II R-11189 Series 2007 (Citigroup Global Markets SPA)(a)
4,995,000	0.300	06/02/14	4,995,000
Chicago Water Authority VRDN RB Floaters Certificates Series 2008-60C (AGM) (Wells Fargo & Co. SPA)(a)
17,870,000	0.290	11/01/33	17,870,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 A-3 (UBS AG SPA)
3,470,000	0.250	08/15/42	3,470,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2009 A-2 (Northern Trust Co. SPA)
9,790,000	0.250	08/15/38	9,790,000
Illinois Finance Authority VRDN RB for Southern Healthcare Series 2008 (Bank of Nova Scotia LOC)
4,545,000	0.290	03/01/38	4,545,000
Illinois Health System Sisters Hospital CP Series 2008 A
4,500,000	0.400	10/04/10	4,500,000
Illinois State Toll Highway Authority VRDN RB Putters Series 2009-3336 (JPMorgan Chase & Co. SPA)(a)
5,330,000	0.300	01/01/16	5,330,000
University of Chicago VRDN RB Austin Trust Certificates Series 2009-1205 (Bank of America N.A. SPA)(a)
4,165,000	0.300	07/01/37	4,165,000
University of Chicago VRDN RB Putters Series 2009-3288Z (JPMorgan Chase & Co. SPA)(a)
3,000,000	0.300	07/01/16	3,000,000
University of Illinois VRDN RB Auxiliary Facilities System Putters Series 2009-3348 (JPMorgan Chase & Co. SPA)(a)
8,995,000	0.300	10/01/16	8,995,000

			124,950,000

Indiana – 2.9%
Indiana Health & Educational Facilities Financing Authority VRDN RB Ascension Health ROCS-RR-II R-11160 Series 2007 (Citibank N.A.)(a)
13,785,000	0.300	11/15/14	13,785,000
Indiana Health Facilities Financing Authority VRDN RB for Ascension Health Series 2005 A-2
24,615,000	0.270	11/01/27	24,615,000
Indiana State Finance Authority Puttable Floating Option Tax-Exempt Receipts VRDN RB P-Floats-PT-4659 for Sisters of St. Francis Health Series 2009 (Bank of America N.A.)(a)
5,000,000	0.300	11/01/33	5,000,000
Indiana State Finance Authority VRDN RB Floater Trust Series 2009-40B (Barclays Bank PLC)(a)
8,835,000	0.310	02/01/28	8,835,000
Indiana State Finance Authority VRDN RB Floaters Series 2007-1885 (Wells Fargo Bank N.A. SPA)(a)
12,945,000	0.300	02/01/27	12,945,000
Indiana State Finance Authority VRDN RB for Trinity Health Putters Series 2009-3611 (JPMorgan Chase & Co.)(a)
20,360,000	0.300	12/01/32	20,360,000
Indiana State Finance Authority VRDN RB for Trinity Health Putters Series 2010-3464 (JPMorgan Chase & Co.)(a)
8,000,000	0.300	12/01/17	8,000,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-1 RMKT (JPMorgan Chase & Co. SPA)
13,400,000	0.250	02/01/35	13,400,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-2 RMKT (Barclays Bank PLC SPA)
70,000,000	0.280	02/01/35	70,000,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-3 RMKT (Barclays Bank PLC SPA)
31,500,000	0.280	02/01/35	31,500,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2005 A-5 RMKT (Bank of New York SPA)
20,000,000	0.260	02/01/35	20,000,000
Indiana State Finance Authority VRDN RB Lease Appropriation Series 2008 A-2 RMKT
40,000,000	0.300	02/01/39	40,000,000
Purdue University VRDN RB Student Facilities System Series 2005 A(b)
2,055,000	0.280	07/01/29	2,055,000
University of Indiana VRDN RB Floater Certificates Series 2009-45C (Wells Fargo & Co. SPA)(a)
22,600,000	0.290	06/01/38	22,600,000

			293,095,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)

Iowa – 0.1%
Iowa Finance Authority Health Facilities VRDN RB Iowa Health System Series 2009 D (Bank of America N.A. LOC)
$4,800,000	0.250	02/15/35	$4,800,000
Iowa Financing Authority VRDN RB Refunding for Trinity Health Series 2000 D (JPMorgan Chase & Co. and Northern Trust Co. SPA)
6,915,000	0.300	12/01/30	6,915,000

			11,715,000

Kansas – 1.2%
City of Topeka GO Temporary Notes Series 2010 B(b)
24,615,000	2.000	10/01/11	24,991,856
Kansas State DOT Highway VRDN RB Putters Series 2008-2969 (JPMorgan Chase & Co. SPA)(a)
3,840,000	0.300	09/01/12	3,840,000
Kansas State DOT Highway VRDN RB Refunding Series 2002 B-2 (Barclays Bank PLC SPA)
16,600,000	0.260	09/01/19	16,600,000
Kansas State DOT Highway VRDN RB Series 2002 B-1 (Dexia Credit Local and Westdeutsche Landesbank AG)
30,550,000	0.260	09/01/19	30,550,000
Kansas State DOT Highway VRDN RB Series 2008 A-1 (Wachovia Bank N.A. SPA)
7,700,000	0.250	09/01/13	7,700,000
Olathe GO Temporary Notes Series 2010 A
31,455,000	1.500	06/01/11	31,712,152

			115,394,008

Maine(a) – 0.1%
Maine Health & Higher Educational Facilities Authority VRDN RB for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase & Co.)
6,955,000	0.300	01/01/17	6,955,000

Maryland – 0.6%
Maryland Health & Higher Education for John Hopkins University CP Series 2010 B (Wells Fargo Bank N.A. SPA)
11,563,000	0.250	09/01/10	11,563,000
4,440,000	0.370	12/01/10	4,440,000
Maryland Industrial Development Financing Authority Port Facilities VRDN RB Refunding for Occidental Petroleum Corp. Series 2010
4,300,000	0.300	03/01/30	4,300,000
Maryland State Austin Trust Certificates GO VRDN Series 2008-1194 (Bank of America N.A.)(a)
5,375,000	0.300	07/15/22	5,375,000
Maryland State Health & Higher Educational Facilities Authority VRDN RB for John Hopkins University Series 2008 B
30,260,000	0.250	07/01/27	30,260,000
Montgomery County CP Series 2010 (State Street Bank and Trust Co. SPA)
4,800,000	0.320	10/27/10	4,800,000

			60,738,000

Massachusetts – 3.0%
Commonwealth of Massachusetts GO RANS Series 2010 C
35,330,000	2.000	06/23/11	35,809,589
Massachusetts Bay Transportation Authority Sales Tax Austin Trust Certificates VRDN RB Series 2008-1111 (Bank of America N.A. SPA)(a)
5,000,000	0.300	07/01/28	5,000,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Putters Series 2006-1387 (JPMorgan Chase & Co. SPA)(a)
13,315,000	0.300	01/01/27	13,315,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB ROCS-RR-II R-11873 Series 2010 (Citibank N.A.)(a)
1,875,000	0.300	07/01/18	1,875,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Senior Series 2008 A-1 (JPMorgan Chase & Co. SPA)
700,000	0.310	07/01/21	700,000
Massachusetts State Austin Trust Certificates GO VRDN Series 2008-1203 (Bank of America N.A. SPA)(a)
9,500,000	0.300	08/01/38	9,500,000
Massachusetts State Austin Trust Certificates VRDN RB for Harvard University Series 2008-3320 (Bank of America N.A. SPA)(a)
1,000,000	0.300	10/01/38	1,000,000
Massachusetts State Austin Trust Certificates VRDN RB for Partners Healthcare Series 2008-1056 (Bank of America N.A. SPA)(a)
3,310,000	0.300	07/01/32	3,310,000
Massachusetts State Development Finance Agency VRDN RB Refunding for Higher Education Smith College Series 2002
10,000,000	0.230	07/01/29	10,000,000
Massachusetts State Development Finance Agency VRDN RB Smith College Series 2007 (Morgan Stanley SPA)
5,410,000	0.290	07/01/37	5,410,000
Massachusetts State DOT Metropolitan Highway System VRDN RB Contract Assistance Series 2010 A-4 (GO of Commonwealth) (Barclays Bank PLC SPA)
12,000,000	0.250	01/01/39	12,000,000
Massachusetts State GO VRDN Putters Series 2010-3699 (AMBAC) (JPMorgan Chase & Co.)(a)
4,100,000	0.330	02/01/26	4,100,000
Massachusetts State GO VRDN Series 2010 A
74,000,000	0.300	02/01/11	74,000,000
Massachusetts State Health & Educational Facilities Authority for Partners Healthcare System CP Series 2010 H-1
5,000,000	0.360	12/01/10	5,000,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Amherst College Series 2003 H
15,340,000	0.430	07/07/11	15,340,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Putters Series 2008-3104 (JPMorgan Chase & Co. SPA)(a)
3,040,000	0.300	10/01/15	3,040,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University ROCS-RR-II R-11514 Series 2008 (Citibank N.A. SPA)(a)
5,390,000	0.300	10/01/15	5,390,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Massachusetts Institute of Technology ROCS-RR-II-11824 Series 2010 (Citibank N.A.)(a)
2,665,000	0.300	01/01/16	2,665,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 2005 F-3 (Citibank N.A. SPA)
2,885,000	0.270	07/01/40	2,885,000
Massachusetts State Health & Educational Facilities for Harvard University CP Series 2010 EE
30,000,000	0.280	09/02/10	30,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts State Housing Finance Agency VRDN RB Series 2003 F RMKT
$1,000,000	0.580	12/01/37	$1,000,000
Massachusetts State School Building Authority Dedicated Sales Tax VRDN RB Floaters Series 2009-3091 (FSA) (AMBAC) (Morgan Stanley Municipal Products)(a)
6,665,000	0.310	08/15/37	6,665,000
Massachusetts State Water Resources Authority CP Series 2010 S-94 (Bayerische Landesbank LOC)
41,400,000	0.390	10/04/10	41,400,000
Massachusetts State Water Resources Authority VRDN RB Putters Series 2008-2848 (AGM) (JPMorgan Chase & Co. SPA)(a)
5,345,000	0.300	02/01/15	5,345,000
University of Massachusetts Building Authority Facilities VRDN RB Senior Community GTD Series 2008 A (Bank of America N.A. SPA)
6,000,000	0.270	05/01/38	6,000,000

			300,749,589

Michigan – 0.3%
Michigan Municipal Bond Authority VRDN RB ROCS-RR-II R-11254 Series 2007 (Citibank N.A. SPA)(a)
3,800,000	0.300	04/01/25	3,800,000
Michigan State Hospital Finance Authority VRDN RB for Ascension Health Credit Series 2010 Subseries F-2
10,000,000	0.250	11/15/47	10,000,000
Michigan State Hospital Finance Authority VRDN RB for Trinity Health Putters Series 2008-2976 (JPMorgan Chase & Co. SPA)(a)
5,110,000	0.300	12/01/14	5,110,000
University of Michigan VRDN RB Hospital Series 2007 B
12,185,000	0.230	12/01/37	12,185,000
University of Michigan VRDN RB Medical Services Plan Series 2006 A
2,900,000	0.250	12/01/27	2,900,000

			33,995,000

Minnesota – 2.1%
Hennepin County GO VRDN Series 2005 A (State Street Bank and Trust Co. SPA)
7,495,000	0.250	12/01/25	7,495,000
Minneapolis Health Care System VRDN RB for Fairview Health Services Series 2008 D (Wells Fargo Bank N.A. LOC)
2,300,000	0.240	11/15/47	2,300,000
Minneapolis VRDN RB University Gateway Project Series 2009 (Wells Fargo Bank N.A. SPA)
5,500,000	0.280	12/01/40	5,500,000
Minnesota State Higher Education Facilities Authority VRDN RB for Carleton College Series 2005 6-D (Wells Fargo Bank N.A. SPA)
14,765,000	0.270	04/01/35	14,765,000
Rochester GO VRDN Wastewater Series 2007 B (Wells Fargo Bank N.A. SPA)
11,200,000	0.270	12/01/26	11,200,000
Rochester Health Care Facilities Mayo Foundation CP Series 2000 (Wells Fargo Bank N.A. SPA)
10,000,000	0.300	09/08/10	10,000,000
15,000,000	0.290	10/18/10	15,000,000
Rochester Health Care Facilities Mayo Foundation CP Series 2001 A (Wells Fargo Bank N.A. SPA)
12,500,000	0.290	10/04/10	12,500,000
Rochester Health Care Facilities VRDN RB Mayo Foundation Series 2002 B RMKT (Bank of America N.A. SPA)
10,750,000	0.290	08/15/32	10,750,000
University of Minnesota VRDN RB Refunding Series 2008 A RMKT (University of Minnesota SPA)
26,250,000	0.310	08/15/31	26,250,000
University of Minnesota VRDN RB Series 1999 A RMKT (U.S. Bank N.A. SPA)
65,040,000	0.310	01/01/34	65,040,000
University of Minnesota VRDN RB Series 2001 C (JPMorgan Chase & Co. SPA)
23,950,000	0.310	12/01/36	23,950,000

			204,750,000

Mississippi – 0.5%
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A
23,675,000	0.230	12/01/30	23,675,000
Mississippi State GO VRDN for Nissan Project Series 2003 C RMKT (Bank of America N.A. SPA)
28,200,000	0.310	11/01/23	28,200,000

			51,875,000

Missouri – 2.2%
Kansas City Special Obligation VRDN RB Refunding for H. Roe Bartle Series 2008 E (Bank of America N.A. LOC)
32,875,000	0.290	04/15/34	32,875,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Kauffman Center Performing Arts Series 2007 A (Bank of America N.A. SPA)
45,455,000	0.260	06/01/37	45,455,000
Missouri State Health & Educational Facilities Authority VRDN RB for BJC Health Systems Series 2005 B (U.S. Bank N.A. SPA)
40,000,000	0.250	05/15/34	40,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for BJC Health Systems Series 2008 A (U.S. Bank N.A. SPA)
15,200,000	0.260	05/15/38	15,200,000
Missouri State Health & Educational Facilities Authority VRDN RB for BJC Health Systems Series 2008 B (U.S. Bank N.A. SPA)
16,000,000	0.250	05/15/38	16,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for Saint Luke’s Health Systems Series 2008 B (Bank of America N.A. LOC)
4,500,000	0.310	11/15/40	4,500,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care System Series 2005 C-2 RMKT (Bank of America N.A. LOC)
2,125,000	0.320	06/01/33	2,125,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care System Series 2005 C-5 RMKT (U.S. Bank N.A. SPA)
10,550,000	0.260	06/01/33	10,550,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3546 (JPMorgan Chase & Co.)(a)
11,395,000	0.300	03/15/16	11,395,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Missouri – (continued)

Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3604 (JPMorgan Chase & Co.)(a)
$8,910,000	0.260	05/15/17	$8,910,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 1996 D (JPMorgan Chase & Co. SPA)
4,800,000	0.230	09/01/30	4,800,000
Missouri State Health & Educational Facilities Authority VRDN RB Putters Series 2008-2587 (JPMorgan Chase & Co. SPA)(a)
7,955,000	0.300	11/15/11	7,955,000
Missouri State Health & Educational Facilities Authority VRDN RB Refunding for Saint Luke’s Systems Series 2008 C (Bank of America N.A. LOC)
5,200,000	0.310	11/15/40	5,200,000
Missouri State Health & Educational Facilities Authority VRDN RB Refunding for Sisters of Mercy Health System Series 2008 A (Bank of America N.A. SPA)
2,435,000	0.250	06/01/16	2,435,000
University of Missouri VRDN RB for Systems Facilities Series 2001 A
8,900,000	0.250	11/01/31	8,900,000

			216,300,000

Montana – 0.3%
Montana Facilities Finance Authority VRDN RB for Sisters of Charity Health Systems Series 2003 (Bank of Montreal SPA)
31,110,000	0.300	12/01/35	31,110,000

Nebraska(a) – 0.1%
Omaha Public Power District Electric VRDN RB ROCS-RR-II R-11291 Series 2007 (Citibank N.A. SPA)
8,530,000	0.300	08/01/12	8,530,000

Nevada – 1.2%
Clark County GO VRDN Austin Trust Certificates Series 2008-1171 (Bank of America N.A. SPA)(a)
9,770,000	0.300	06/01/38	9,770,000
Clark County GO VRDN Putters Series 2009-3366 Z (JPMorgan Chase & Co. SPA)(a)
6,080,000	0.300	07/01/16	6,080,000
Clark County GO VRDN ROCS-RR-II R-11507 Series 2008 (Citibank N.A. SPA)(a)
2,900,000	0.300	06/01/16	2,900,000
Clark County GO VRDN ROCS-RR-II R-11836 Series 2010 (Citibank N.A.)(a)
3,000,000	0.300	06/01/16	3,000,000
Clark County GO VRDN ROCS-RR-II-R-11245WF Series 2007 (AMBAC) (Wells Fargo Bank N.A. SPA)(a)
5,810,000	0.290	11/01/29	5,810,000
Clark County School District GO VRDN ROCS-RR-II R-11297 Series 2007 (Citibank N.A. SPA)(a)
8,705,000	0.300	12/15/15	8,705,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase & Co.)(a)
6,305,000	0.300	01/01/17	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase & Co.)(a)
7,000,000	0.300	01/01/17	7,000,000
Las Vegas Valley Water District CP Series 2010 (BNP Paribas SPA)
10,000,000	0.400	10/04/10	10,000,000
15,000,000	0.340	12/01/10	15,000,000
Las Vegas Valley Water District GO VRDN Putters Series 2010-3725 (JPMorgan Chase & Co.)(a)
4,690,000	0.300	02/01/16	4,690,000
Nevada State GO Bonds Refunding for Capital Improvement Series 2005 A
9,325,000	5.000	02/01/11	9,503,430
Nevada State GO VRDN Series 2009-3421 (JPMorgan Chase & Co. SPA)(a)
9,115,000	0.300	06/01/16	9,115,000
Truckee Meadows Water Authority CP Series 2010 (Lloyds TSB Bank PLC LOC)
18,250,000	0.320	09/16/10	18,250,000

			116,128,430

New Hampshire – 0.3%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Floaters Series 2009-3051 (Morgan Stanley & Co.)(a)
8,000,000	0.300	06/01/39	8,000,000
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Floaters Series 2009-3069X (Morgan Stanley & Co.)(a)
7,000,000	0.300	06/01/39	7,000,000
Rockingham County GO TANS Series 2010
12,000,000	0.750	12/22/10	12,012,800

			27,012,800

New Jersey – 0.0%
New Jersey State Turnpike Authority VRDN RB Series 2009 C (Bank of Nova Scotia LOC)
3,900,000	0.270	01/01/24	3,900,000

New Mexico – 0.6%
University of New Mexico VRDN RB Refunding Subordinated Lien Systems Series 2002 C (JPMorgan Chase & Co. SPA)
36,540,000	0.300	06/01/30	36,540,000
University of New Mexico VRDN RB Refunding Subordinated Lien Systems Series 2003 B (JPMorgan Chase & Co. SPA)
25,090,000	0.300	06/01/26	25,090,000

			61,630,000

New York – 16.7%
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 1A RMKT (Bayerische Landesbank and Landesbank Baden-Wurttemberg LOC)
46,900,000	0.350	05/01/33	46,900,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 2A (Westdeutsche Landesbank AG LOC)
48,100,000	0.320	05/01/33	48,100,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 2B (Bayerische Landesbank LOC)
3,940,000	0.270	05/01/33	3,940,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries 3B RMKT (Westdeutsche Landesbank AG LOC)
34,400,000	0.280	05/01/33	34,400,000
Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Eagle Series 2006-0133 Class A (MBIA) (Citibank N.A.)(a)
11,100,000	0.310	11/15/36	11,100,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

Metropolitan Transportation Authority VRDN RB Dedicated Tax Fund Refunding Series 2008 Subseries B-3 (Lloyds TSB Bank PLC LOC)
$2,000,000	0.260	11/01/34	$2,000,000
Nassau County GO RANS Series 2010
16,500,000	2.000	03/15/11	16,639,764
Nassau County GO RANS Series 2010 A
43,000,000	1.250	03/15/11	43,190,429
Nassau County GO TANS Series 2009 A
60,000,000	1.500	09/15/10	60,026,574
Nassau County GO VRDN Series 2007 B (Bank of America N.A. LOC)
35,600,000	0.300	12/01/24	35,600,000
New York City Austin Trust Certificates GO VRDN Series 2008-1064 (Bank of America N.A. SPA)(a)
9,160,000	0.290	06/01/32	9,160,000
New York City Austin Trust Certificates VRDN RB for Museum of Modern Art VRDN RB Series 2008-3316 (Bank of America N.A. SPA)(a)
7,815,000	0.290	04/01/28	7,815,000
New York City GO VRDN Fiscal Series 2008 Subseries D-4 (Calyon Bank SPA)
8,000,000	0.250	12/01/32	8,000,000
New York City GO VRDN Floaters Series 2009-3000 (Morgan Stanley Municipal Products)(a)
15,000,000	0.300	03/01/21	15,000,000
New York City GO VRDN Floaters Series 2010-3178 (Morgan Stanley & Co.)(a)
4,000,000	0.310	04/01/22	4,000,000
New York City GO VRDN Putters Series 2008-2951 (JPMorgan Chase & Co. SPA)(a)
4,465,000	0.300	10/01/13	4,465,000
New York City GO VRDN Putters Series 2008-3006 (JPMorgan Chase & Co. SPA)(a)
6,660,000	0.300	04/01/16	6,660,000
New York City GO VRDN Putters Series 2008-3181 (JPMorgan Chase & Co. SPA)(a)
6,660,000	0.300	02/15/13	6,660,000
New York City GO VRDN Putters Series 2008-3282 (JPMorgan Chase & Co. SPA)(a)
3,350,000	0.300	11/16/26	3,350,000
New York City GO VRDN Putters Series 2009-3457 (JPMorgan Chase & Co.)(a)
4,245,000	0.300	05/15/17	4,245,000
New York City GO VRDN ROCS-RR-II R-11464 Series 2008 (Citibank N.A. SPA)(a)
5,145,000	0.300	01/16/12	5,145,000
New York City GO VRDN ROCS-RR-II R-11515 Series 2008 (Citibank N.A. SPA)(a)
5,940,000	0.300	03/15/12	5,940,000
New York City GO VRDN ROCS-RR-II R-11668 Series 2008 (Citibank N.A. SPA)(a)
35,695,000	0.300	12/01/25	35,695,000
New York City GO VRDN ROCS-RR-II R-11747 Series 2009 (Citibank N.A.)(a)
22,525,000	0.300	05/15/17	22,525,000
New York City GO VRDN Series 1993 Subseries E-3 (Westdeutsche Landesbank AG LOC)
8,200,000	0.260	08/01/23	8,200,000
New York City GO VRDN Series 1996 Subseries J-2 RMKT (Westdeutsche Landesbank AG LOC)
58,600,000	0.300	02/15/16	58,600,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank LOC)
4,810,000	0.300	08/01/20	4,810,000
New York City GO VRDN Series 2003 Subseries A-3 (BNP Paribas LOC)
23,975,000	0.270	08/01/31	23,975,000
New York City GO VRDN Series 2005 Subseries F-4 (Royal Bank of Scotland LOC)
1,860,000	0.300	09/01/35	1,860,000
New York City GO VRDN Series 2008 Subseries B-3 (TD Bank N.A. LOC)
9,000,000	0.250	09/01/27	9,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 2 Gold Street Series 2006 A (FNMA)
35,000,000	0.270	04/15/36	35,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA)
25,900,000	0.270	03/15/36	25,900,000
New York City Municipal Water Finance Authority Austin Trust Certificates VRDN RB Series 2007-1038 (Bank of America N.A. SPA)(a)
12,432,000	0.290	06/15/38	12,432,000
New York City Municipal Water Finance Authority Austin Trust Certificates VRDN RB Series 2008-1192 (Bank of America N.A. SPA)(a)
2,750,000	0.290	06/15/30	2,750,000
New York City Municipal Water Finance Authority Austin Trust Certificates VRDN RB Series 2008-3306 (Bank of America N.A. SPA)(a)
5,000,000	0.290	06/15/31	5,000,000
New York City Municipal Water Finance Authority CP Series 2010 (Bayerische Landesbank and Westdeutsche Landesbank AG SPA)
8,000,000	0.330	09/01/10	8,000,000
21,945,000	0.320	09/15/10	21,945,000
New York City Municipal Water Finance Authority Municipal Trust Receipts VRDN RB Floater Series 2010-29W (Barclays Bank PLC)(a)
4,600,000	0.270	06/15/39	4,600,000
New York City Municipal Water Finance Authority VRDN RB Putters Series 2009-3384 (JPMorgan Chase & Co. SPA)(a)
3,750,000	0.300	12/15/16	3,750,000
New York City Municipal Water Finance Authority VRDN RB Putters Series 2009-3477 (JPMorgan Chase & Co.)(a)
3,795,000	0.300	06/15/17	3,795,000
New York City Municipal Water Finance Authority VRDN RB Putters Series 2009-3561 (JPMorgan Chase & Co.)(a)
6,000,000	0.300	06/15/17	6,000,000
New York City Municipal Water Finance Authority VRDN RB ROCS-RR-II R-11556 Series 2008 (BHAC) (Citibank N.A. SPA)(a)
5,565,000	0.300	06/15/12	5,565,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Eagle Series 2006-0074 Class A (Citibank N.A.)(a)
7,045,000	0.300	06/16/36	7,045,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Putters Series 2008-2559 (JPMorgan Chase & Co. SPA)(a)
1,780,000	0.300	12/15/13	1,780,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Putters Series 2008-3038Z (JPMorgan Chase & Co. SPA)(a)
7,845,000	0.300	06/15/16	7,845,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB ROCS-RR-II R-406 Series 2005 (Citibank N.A. SPA)(a)
$8,000,000	0.300	06/15/13	$8,000,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Second General Series 2009 CC (Barclays Bank PLC SPA)
2,900,000	0.260	06/15/41	2,900,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank SPA)
10,000,000	0.260	06/15/35	10,000,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB ROCS-RR-II R-10381 Series 2009 (Citibank N.A. SPA)(a)
11,000,000	0.300	12/15/12	11,000,000
New York City Municipal Water Finance Authority Water & Sewer VRDN RB ROCS-RR-II R-9301 Series 2008 (Citigroup Financial Products SPA)(a)
5,440,000	0.300	12/15/13	5,440,000
New York City Putters Series 2008-2948 (JPMorgan Chase & Co. SPA)(a)
12,565,000	0.300	04/15/12	12,565,000
New York City Putters Series 2008-2950 (JPMorgan Chase & Co. SPA)(a)
6,115,000	0.300	06/01/14	6,115,000
New York City Transitional Finance Authority Austin Trust Certificates VRDN RB Series 2008-1190 (Bank of America N.A. SPA)(a)
3,170,000	0.290	11/01/27	3,170,000
New York City Transitional Finance Authority VRDN RB Eagle Series 2007-0019 Class A (Citibank N.A. SPA)(a)
7,865,000	0.300	11/01/30	7,865,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 1998 A-1 (JPMorgan Chase & Co. SPA)
6,000,000	0.260	11/15/22	6,000,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 1998 A-1 (Westdeutsche Landesbank AG SPA)
82,150,000	0.310	11/15/28	82,150,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 1998 A-2 (Bank of Nova Scotia SPA)
39,845,000	0.250	11/15/27	39,845,000
New York City Transitional Finance Authority VRDN RB Putters Series 2008-3283 (JPMorgan Chase & Co. SPA)(a)
3,495,000	0.300	05/01/15	3,495,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-1 Subseries 1B (Societe Generale)
11,760,000	0.260	11/01/22	11,760,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-1 Subseries 1E (Bayerische Landesbank SPA)(b)
450,000	0.220	11/01/22	450,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3G (Bank of New York SPA)
52,960,000	0.270	11/01/22	52,960,000
New York City Transitional Finance Authority VRDN RB ROCS-RR-II R-10344 Series 2009 (Citibank N.A.)(a)
6,240,000	0.300	08/01/12	6,240,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B3 (Wells Fargo Bank N.A. SPA)
5,000,000	0.240	04/01/29	5,000,000
New York City Trust Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2009-3502 (JPMorgan Chase Bank & Co.)(a)
3,200,000	0.330	01/01/37	3,200,000
New York State Dormitory Authority Austin Trust Certificates VRDN RB Series 2008-1195 (Bank of America N.A. SPA)(a)
20,800,000	0.290	07/01/48	20,800,000
New York State Dormitory Authority Municipal Trust Receipts VRDN RB for Cornell University Floater Series 2010-58B (Barclays Bank PLC)(a)
5,035,000	0.270	07/01/40	5,035,000
New York State Dormitory Authority Municipal Trust Receipts VRDN RB for Cornell University Floater Series 2010-59B (Barclays Bank PLC)(a)
2,535,000	0.270	07/01/40	2,535,000
New York State Dormitory Authority Personal Income Tax Secondary Issues VRDN RB Eagle Series 2006-0047 Class A (Citibank N.A.)(a)
23,400,000	0.300	03/15/35	23,400,000
New York State Dormitory Authority Personal Income Tax Secondary Issues VRDN RB Eagle Series 2006-0164 Class A (Citibank N.A.)(a)
10,060,000	0.300	03/15/36	10,060,000
New York State Dormitory Authority Personal Income Tax Secondary Issues VRDN RB ROCS-RR-II-R-11777 Series 2009 (Citibank N.A.)(a)
4,000,000	0.300	02/15/17	4,000,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2008-3160 (JPMorgan Chase & Co. SPA)(a)
6,660,000	0.300	03/15/15	6,660,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2008-3280 (JPMorgan Chase & Co.)(a)
5,000,000	0.300	09/15/16	5,000,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2009-3397 (JPMorgan Chase & Co. SPA)(a)
10,540,000	0.300	03/15/17	10,540,000
New York State Dormitory Authority Secondary Issues VRDN RB Eagle Series 2006-0138 (Citibank N.A. SPA)(a)
18,000,000	0.300	12/15/35	18,000,000
New York State Dormitory Authority Secondary Issues VRDN RB Eagle Series 2007-0096 Class A (Citibank N.A.)(a)
7,000,000	0.300	03/15/37	7,000,000
New York State Dormitory Authority Secondary Issues VRDN RB for Columbia University Trust Receipts Series 2006-K1 Reg. D (Citibank N.A.)(a)
8,400,000	0.300	05/29/14	8,400,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS RR II R-11535 Series 2008 (Citibank N.A.)(a)
2,770,000	0.300	07/01/16	2,770,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-11560 for Memorial Sloan-Kettering Hospital Series 2008 (Citibank N.A. SPA)(a)
2,100,000	0.300	07/01/16	2,100,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-11722 Series 2009 (Citibank N.A. SPA)(a)
5,735,000	0.300	07/01/16	5,735,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-11814 Series 2009 (Citibank N.A.)(a)
7,500,000	0.310	07/01/17	7,500,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-12121 Series 2007 (Citibank N.A. SPA)(a)
8,920,000	0.300	04/01/15	8,920,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II-R-11720 Series 2009 (Citibank N.A. SPA)(a)
3,750,000	0.300	03/15/32	3,750,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

New York State Dormitory Authority VRDN RB Floater Certificates for New York University Series 2009-91C (Wells Fargo Bank N.A.)(c)
$11,995,000	0.450	07/01/39	$11,995,000
New York State Dormitory Authority VRDN RB for Mental Health Services Series 2003 Subseries D 2E (BNP Paribas SPA)
4,955,000	0.260	02/15/31	4,955,000
New York State Dormitory Authority VRDN RB Putters for Cornell University Series 2009-3383 (JPMorgan Chase & Co. SPA)(a)
2,000,000	0.300	01/01/17	2,000,000
New York State Dormitory Authority VRDN RB Putters for Memorial Sloan-Kettering Hospital Series 2008-3171 (JPMorgan Chase & Co. SPA)(a)
34,255,000	0.300	07/01/16	34,255,000
New York State Dormitory Authority VRDN RB Putters for Memorial Sloan-Kettering Hospital Series 2008-3201 (JPMorgan Chase & Co. SPA)(a)
10,020,000	0.300	01/01/30	10,020,000
New York State Dormitory Authority VRDN RB Putters for New York University Series 2008-3233Z (JPMorgan Chase & Co.)(a)
8,770,000	0.300	07/01/32	8,770,000
New York State Dormitory Authority VRDN RB Putters for New York University Series 2009-3607 (JPMorgan Chase & Co.)(a)
6,800,000	0.300	07/01/17	6,800,000
New York State Dormitory Authority VRDN RB Putters for Rockefeller University Series 2009-3320 (JPMorgan Chase & Co. SPA)(a)
12,510,000	0.300	07/01/11	12,510,000
New York State Dormitory Authority VRDN RB Putters for Vassar College Series 2008-3204 (JPMorgan Chase & Co. SPA)(a)
5,825,000	0.300	07/01/37	5,825,000
New York State Dormitory Authority VRDN RB Putters Series 2008-3209 (JPMorgan Chase & Co. SPA)
4,100,000	0.300	01/01/30	4,100,000
New York State Dormitory Authority VRDN RB Putters Series 2009-3518 (JPMorgan Chase & Co.)(a)
3,840,000	0.300	02/15/33	3,840,000
New York State Dormitory Authority VRDN RB Putters Series 2010-3698Z (JPMorgan Chase & Co.)(a)
5,000,000	0.300	03/15/14	5,000,000
New York State Dormitory Authority VRDN RB Putters Series 2010-3792Z (JPMorgan Chase & Co.)(a)
6,435,000	0.300	03/15/17	6,435,000
New York State Dormitory Authority VRDN RB Secondary Issues Series 2007-1861 (Wells Fargo Bank)(a)
5,315,000	0.300	07/01/39	5,315,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Putters Series 2008-2870 (JPMorgan Chase & Co. SPA)(a)
3,620,000	0.300	12/15/15	3,620,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Putters Series 2008-2871 (JPMorgan Chase & Co. SPA)(a)
3,640,000	0.300	06/15/37	3,640,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Putters Series 2008-3195Z (JPMorgan Chase & Co. SPA)(a)
19,995,000	0.260	06/15/11	19,995,000
New York State Housing Finance Agency Service Contract VRDN RB Refunding Series 2003 I (Landesbank Hessen-Thueringen LOC)
29,200,000	0.300	03/17/31	29,200,000
New York State Housing Finance Agency VRDN RB 100 Maiden Lane Series 2004 A RMKT (FNMA)
28,790,000	0.280	05/15/37	28,790,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA)
17,200,000	0.270	05/15/34	17,200,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA)
28,800,000	0.270	11/15/36	28,800,000
New York State Local Government Assistance Corp. Austin Trust Certificates VRDN RB Series 2008-3506 (AGM) (Bank of America N.A.)(a)
3,710,000	0.290	04/01/16	3,710,000
New York State Local Government Assistance Corp. VRDN RB Series 1993 A (Bayerische Landesbank and Westdeutsche Landesbank AG LOC)
138,425,000	0.300	04/01/22	138,425,000
New York State Local Government Assistance Corp. VRDN RB Series 1994 B (Bayerische Landesbank and Westdeutsche Landesbank AG LOC)
7,995,000	0.340	04/01/23	7,995,000
New York State Local Government Assistance Corp. VRDN RB Series 1995 C (Landesbank Hessen-Thueringen LOC)
2,000,000	0.310	04/01/25	2,000,000
New York State Urban Development Corp. Personal Income Tax VRDN RB Floater Trust Series 2009 6W-Reg. D (Barclays Bank PLC)(a)
2,000,000	0.270	03/15/37	2,000,000
Port Authority of New York & New Jersey VRDN RB Putters Series 2008-3094 (JPMorgan Chase & Co. SPA)(a)
11,660,000	0.300	09/15/12	11,660,000
Port Authority of New York & New Jersey VRDN RB Putters Series 2008-3095 (JPMorgan Chase & Co.)(a)
4,445,000	0.300	12/01/13	4,445,000
Port Authority of New York & New Jersey VRDN RB ROCS RR II R 11793 Series 2009 (GO of Authority)(a)
1,500,000	0.310	03/15/27	1,500,000
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II R-664 Series 2006 (Citibank N.A.)(a)
1,200,000	0.310	10/01/14	1,200,000
Tompkins County IDA VRDN RB for Cornell University Civic Facility Series 2002 A (JPMorgan Chase & Co. SPA)
33,945,000	0.270	07/01/30	33,945,000
Triborough Bridge & Tunnel Authority Austin Trust Certificates VRDN RB Series 2008-1184 (Bank of America N.A. SPA)(a)
4,600,000	0.290	11/15/33	4,600,000
Triborough Bridge & Tunnel Authority Austin Trust Certificates VRDN RB Series 2008-1188 (Bank of America N.A. SPA)(a)
3,000,000	0.290	11/15/33	3,000,000
Triborough Bridge & Tunnel Authority VRDN RB Floaters Series 2009-3083 (Morgan Stanley Municipal Products)(a)
5,475,000	0.310	11/15/37	5,475,000
Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2008-3063 (JPMorgan Chase & Co. SPA)(a)
9,995,000	0.300	05/15/16	9,995,000
Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2008-3093 (JPMorgan Chase & Co. SPA)(a)
6,670,000	0.300	11/15/11	6,670,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
New York – (continued)

Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2010-3685 (GO of Authority) (JPMorgan Chase & Co.)(a)
$3,200,000	0.300	11/15/16	$3,200,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (Bank of America N.A. SPA)
26,495,000	0.290	01/01/32	26,495,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-4 (Landesbank Baden-Wurttemberg SPA)
2,990,000	0.310	01/01/32	2,990,000
Triborough Bridge & Tunnel Authority VRDN RB ROCS-RR-II R-11665 Series 2008 (Citibank N.A.)(a)
5,000,000	0.310	05/15/25	5,000,000

			1,656,138,767

North Carolina – 6.0%
Buncombe County Metropolitan Sewer District Systems VRDN RB Refunding Series 2008 A (Bank of America N.A. SPA)
2,100,000	0.310	07/01/31	2,100,000
Buncombe County Metropolitan Sewer District Systems VRDN RB Refunding Series 2008 B (Bank of America N.A. SPA)
20,605,000	0.310	07/01/29	20,605,000
Cary GO VRDN Public Improvement Series 2006 (Bank of New York SPA)
8,715,000	0.270	06/01/27	8,715,000
Charlotte Douglas International Airport VRDN RB Refunding Series 2008 D (Bank of America N.A. LOC)
5,305,000	0.310	07/01/34	5,305,000
Charlotte VRDN COPS Transit Projects Series 2004 B (Bank of America N.A. SPA)
11,095,000	0.310	06/01/14	11,095,000
Charlotte Water & Sewer Systems VRDN RB Putters Series 2009-3443 (JPMorgan Chase & Co. SPA)(a)
5,980,000	0.300	07/01/16	5,980,000
Charlotte Water & Sewer Systems VRDN RB Refunding Series 2002 C (Bank of America N.A. SPA)
25,050,000	0.310	06/01/25	25,050,000
Charlotte-Mecklenburg Hospital Authority Health Care Systems VRDN RB for Carolinas Healthcare Series 2007 G (AGM) (Bank of America N.A. LOC)
18,000,000	0.310	01/15/41	18,000,000
Charlotte-Mecklenburg Hospital Authority Health Care Systems VRDN RB for Carolinas Healthcare Series 2007 H RMKT (Wachovia Bank N.A. LOC)
16,205,000	0.230	01/15/45	16,205,000
Charlotte-Mecklenburg Hospital Authority Health Care Systems VRDN RB Refunding for Carolinas Healthcare Series 2005 B (Bank of America N.A. SPA)
1,500,000	0.230	01/15/26	1,500,000
Durham GO VRDN Public Improvement Series 1993 (Wachovia Bank N.A. SPA)
2,975,000	0.320	02/01/11	2,975,000
2,570,000	0.320	02/01/12	2,570,000
3,375,000	0.320	02/01/13	3,375,000
East Carolina University VRDN RB Series 2004 (Wachovia Bank N.A. SPA)
8,945,000	0.290	05/01/24	8,945,000
Forsyth County GO VRDN Series 2004 A (Wachovia Bank N.A. SPA)
8,450,000	0.290	03/01/25	8,450,000
Forsyth County GO VRDN Series 2004 B (Wachovia Bank N.A. SPA)
6,685,000	0.290	03/01/25	6,685,000
Greensboro Enterprise System VRDN RB Series 1998 B (Bank of America N.A. SPA)
2,110,000	0.310	06/01/24	2,110,000
Greensboro Enterprise System VRDN RB Series 2005 B (Bank of America N.A. SPA)
11,250,000	0.310	06/01/30	11,250,000
Greensboro GO VRDN Public Improvement Series 1994 B (Wachovia Bank N.A. SPA)
1,050,000	0.330	04/01/12	1,050,000
Greensboro GO VRDN Public Improvement Series 2003 B (Bank of America N.A. SPA)
1,985,000	0.310	02/01/22	1,985,000
Greensboro GO VRDN Public Improvement Series 2008 B (Bank of America N.A. SPA)
8,250,000	0.310	02/01/28	8,250,000
Guilford County GO VRDN Series 2004 C (Bank of America N.A. SPA)
29,650,000	0.290	10/01/20	29,650,000
Mecklenburg County GO VRDN for Public Improvement Series 2000 C (Bank of America N.A. SPA)
2,200,000	0.300	02/01/16	2,200,000
2,200,000	0.300	02/01/20	2,200,000
Mecklenburg County GO VRDN Series 2003 B (Landesbank Hessen-Thueringen SPA)
11,530,000	0.310	02/01/23	11,530,000
Mecklenburg County GO VRDN Series 2004 B (Landesbank Hessen-Thueringen SPA)
3,310,000	0.290	02/01/24	3,310,000
Mecklenburg County GO VRDN Series 2006 A
21,670,000	0.290	02/01/26	21,670,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2005-0060 Class A (Citibank N.A. SPA)(a)
15,600,000	0.300	10/01/41	15,600,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2006-0012 A (Citibank N.A. SPA)(a)
26,365,000	0.300	10/01/41	26,365,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2007-0015 A (Landesbank Hessen-Thueringen SPA)(a)
10,890,000	0.300	07/01/42	10,890,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Eagle Series 2007-0016 Class A (Landesbank Hessen-Thueringen SPA)(a)
16,060,000	0.300	10/03/44	16,060,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Putters Series 2008-3186Z (JPMorgan Chase & Co.)(a)
18,900,000	0.260	10/01/14	18,900,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Putters Series 2009-3333 (JPMorgan Chase & Co. SPA)(a)
10,300,000	0.300	10/01/16	10,300,000
North Carolina Capital Facilities Finance Agency VRDN RB for Wake Forest University Series 2004 A
10,410,000	0.280	01/01/20	10,410,000
North Carolina Medical Care Commission Health Care Facilities Municipal Trust Receipts VRDN RB for Duke University Health System Floater Series 2010-31W (Barclays Bank PLC)(a)
2,000,000	0.310	06/01/42	2,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
North Carolina – (continued)

North Carolina Medical Care Commission Health Care Facilities VRDN RB for Wakemed, Inc. Series 2009 C (Wachovia Bank N.A. LOC)
$16,355,000	0.290	10/01/26	$16,355,000
North Carolina Medical Care Commission Health Care System GO VRDN for Duke University Hospital Project Series 1993 A (Wachovia Bank N.A. SPA)
11,020,000	0.260	06/01/23	11,020,000
North Carolina Medical Care Commission Hospital VRDN RB for Moses Cone Health Systems Series 2004 A
2,100,000	0.270	10/01/35	2,100,000
North Carolina State GO VRDN for Public Improvement Series 2002 D (Landesbank Hessen-Thueringen SPA)
41,040,000	0.310	05/01/21	41,040,000
North Carolina State GO VRDN Putters Series 2008-2768 (JPMorgan Chase & Co. SPA)(a)
7,055,000	0.300	03/16/15	7,055,000
North Carolina State GO VRDN Refunding Series 2002 E (Bayerische Landesbank SPA)
47,970,000	0.270	06/01/19	47,970,000
North Carolina State GO VRDN ROCS RR-II R-11847 Series 2010 (Citibank N.A.)(a)
800,000	0.300	05/01/18	800,000
North Carolina State University Raleigh VRDN RB General Series 2008 A (Bank of America N.A. SPA)
2,500,000	0.290	10/01/28	2,500,000
Raleigh Comb Enterprise System VRDN RB Eagle Series 2007-0010 A (Landesbank Hessen-Thueringen SPA)(a)
4,950,000	0.300	03/01/36	4,950,000
Raleigh VRDN RB ROCS-RR-II R-645 Series 2006 (Citibank N.A. SPA)(a)
19,325,000	0.300	03/01/14	19,325,000
Union County Enterprise System VRDN RB Series 2009
10,370,000	0.310	06/01/34	10,370,000
University of North Carolina Hospital Chapel Hill VRDN RB Refunding Series 2003 B (Wachovia Bank N.A. SPA)
4,335,000	0.290	02/01/29	4,335,000
University of North Carolina VRDN RB Eagle Tax-Exempt Trust Series 2005-3014 Class A (Citibank N.A. SPA)(a)
15,345,000	0.300	12/01/34	15,345,000
University of North Carolina VRDN RB ROCS-RR-II R-11292 for Chapel Hill Hospital Series 2007 (Citibank N.A. SPA)(a)
3,070,000	0.300	12/01/15	3,070,000
Wake County GO VRDN for Public Improvement Series 2003 B (Lloyds TSB Bank PLC SPA)
11,750,000	0.270	04/01/17	11,750,000
2,700,000	0.270	04/01/18	2,700,000
Wake County GO VRDN for Public Improvement Series 2003 C (Lloyds TSB Bank PLC SPA)
8,150,000	0.270	04/01/19	8,150,000
2,700,000	0.270	04/01/20	2,700,000
Wake County GO VRDN Public Improvements Series 2003 B (Lloyds TSB Bank PLC SPA)
2,600,000	0.270	04/01/16	2,600,000
Wake County GO VRDN School Series 2007 A (Bank of America N.A. SPA)
3,600,000	0.280	03/01/26	3,600,000
Wake County GO VRDN Series 2004 B (Landesbank Hessen-Thueringen SPA)
10,005,000	0.270	04/01/21	10,005,000
Wake County VRDN RB Putters Series 2009-3553 (JPMorgan Chase & Co.)(a)
3,375,000	0.300	06/01/17	3,375,000
Wilmington VRDN RB Refunding Series 2002 (Wachovia Bank N.A. SPA)
12,660,000	0.290	06/01/15	12,660,000

			597,060,000

North Dakota – 0.7%
Mercer County for Basin Electric and Power Cooperative CP Series 2010
64,925,000	0.320	10/01/10	64,925,000

Ohio – 2.9%
Allen County Hospital Facilities VRDN RB for Catholic Healthcare Series 2010 C (Bank of Nova Scotia LOC)
27,400,000	0.250	06/01/34	27,400,000
Cleveland Clinic VRDN RB Floater Certificates Series 2008-59C (Wells Fargo & Co. SPA)(a)
19,800,000	0.290	01/03/33	19,800,000
Cleveland Waterworks VRDN RB Series 2008 Q (Bank of America N.A. LOC)
8,500,000	0.310	01/01/33	8,500,000
Columbus GO VRDN Putters Series 2007-2365 (JPMorgan Chase & Co. SPA)(a)
4,360,000	0.300	09/01/15	4,360,000
Columbus GO VRDN Sanitation Sewer System Series 2006-1
8,185,000	0.230	12/01/26	8,185,000
Columbus Sewer VRDN RB Putters Series 2008-2456 (JPMorgan Chase & Co. SPA)(a)
4,405,000	0.300	12/01/15	4,405,000
Kent State University VRDN RB General Receipts Series 2008 B (Bank of America N.A. LOC)
13,085,000	0.270	05/01/32	13,085,000
Montgomery County VRDN RB Catholic Health Series 2004 B-1 (Bank of New York SPA)
13,500,000	0.280	03/01/27	13,500,000
Montgomery County VRDN RB Catholic Health Series 2004 B2 (Bayerische Landesbank SPA)
12,000,000	0.280	03/01/27	12,000,000
Montgomery County VRDN RB for Catholic Health Putters Series 2009-3622 (JPMorgan Chase & Co.)(a)
4,190,000	0.300	05/01/33	4,190,000
Ohio State GO VRDN Common Schools Series 2005 A
20,435,000	0.240	03/15/25	20,435,000
Ohio State GO VRDN Common Schools Series 2006 C
22,980,000	0.240	06/15/26	22,980,000
Ohio State GO VRDN for Infrastructure Improvement Series 2001 B
12,500,000	0.240	08/01/21	12,500,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2003 B
32,525,000	0.270	08/01/17	32,525,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2003 D
13,185,000	0.270	02/01/19	13,185,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2004 A
7,005,000	0.240	02/01/23	7,005,000
Ohio State Higher Educational Facility VRDN RB for Cleveland Clinic Putters Series 2008-3140 (JPMorgan Chase & Co. SPA)(a)
3,190,000	0.300	01/01/16	3,190,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Ohio – (continued)

Ohio State Higher Educational Facility VRDN RB for Oberlin College Project Series 2008 (U.S. Bank N.A. SPA)
$4,800,000	0.280	10/01/48	$4,800,000
Ohio State Hospital Facility Commission VRDN RB for Cleveland Health Clinic Putters Series 2009-3551 (JPMorgan Chase & Co.)(a)
14,245,000	0.280	01/01/33	14,245,000
Ohio State Hospital Facility Commission VRDN RB for Cleveland Health Clinic Putters Series 2009-3555Z (JPMorgan Chase & Co.)(a)
7,995,000	0.300	01/01/17	7,995,000
Ohio State Hospital Facility Commission VRDN RB for Cleveland Health Clinic Putters Series 2009-3558Z (JPMorgan Chase & Co.)(a)
5,000,000	0.300	01/01/17	5,000,000
Ohio State University for Cleveland Clinic CP Series 2010
19,500,000	0.380	03/15/11	19,500,000
Ohio State University General Receipts VRDN RB Series 1999 B1(b)
5,810,000	0.180	12/01/29	5,810,000

			284,595,000

Oklahoma – 0.3%
Oklahoma State Turnpike Authority VRDN RB Refunding Second Series 2006 D Convertible (Lloyds TSB Bank PLC SPA)
31,650,000	0.270	01/01/28	31,650,000

Oregon – 1.7%
Clackamas County Providence Health Services CP Series 2010
10,000,000	0.340	02/01/11	10,000,000
Oregon Health Sciences University VRDN RB Series 2009 B-2 (U.S. Bank N.A. LOC)
4,770,000	0.260	07/01/27	4,770,000
Oregon State GO TANS Series 2010 A
80,000,000	2.000	06/30/11	81,061,315
Oregon State GO VRDN Welfare Series 1985 73-H (Bayerische Landesbank SPA)
53,400,000	0.300	12/01/19	53,400,000
Portland Sewer System RB for Second Lien Series 2010 A
17,130,000	2.000	03/01/11	17,275,437
Umatilla County Hospital Facility Authority VRDN RB Catholic Health Series 1997 B (Bayerische Landesbank N.A. SPA)
5,500,000	0.320	12/01/24	5,500,000

			172,006,752

Pennsylvania – 1.8%
Downingtown Area School District Municipal Products, Inc. Trust GO VRDN Floater Certificates Series 2010 E-13 (Royal Bank of Canada)(a)
7,470,000	0.290	05/01/30	7,470,000
Geisinger Authority Health System VRDN RB Series 2009 C (Wells Fargo Bank N.A. SPA)
2,600,000	0.220	06/01/39	2,600,000
Geisinger Health Systems Authority VRDN RB Series 2002 (Fleet National Bank SPA)
37,300,000	0.250	11/15/32	37,300,000
Lancaster County Hospital Authority VRDN RB Health System of Lancaster General Hospital Series 2008 (Bank of America N.A. LOC)
8,800,000	0.290	07/01/41	8,800,000
Lehigh County General Purpose Authority VRDN RB for Muhlenberg College Series 2008 (Bank of America N.A. LOC)
4,350,000	0.310	11/01/37	4,350,000
Northampton County General Purpose Authority VRDN RB for Higher Education Lehigh University Series 2004 (JPMorgan Chase & Co. SPA)
29,225,000	0.310	05/15/34	29,225,000
Pennsylvania Economic Development Financing Authority VRDN RB for Jefferson Health System Series 2005 A (Bank of America N.A. SPA)
5,440,000	0.310	05/15/38	5,440,000
Pennsylvania State GO VRDN ROCS-RR-II R-11056 (Citibank N.A. SPA)(a)
3,700,000	0.300	05/01/15	3,700,000
Pennsylvania State GO VRDN ROCS-RR-II R-11505 Series 2008 (Citibank N.A. SPA)(a)
3,400,000	0.300	08/01/15	3,400,000
Pennsylvania State Higher Educational Facilities VRDN RB University Health System Series 2008 A (Bank of America N.A. LOC)
5,200,000	0.310	01/01/38	5,200,000
Pennsylvania State Turnpike Commission VRDN RB Series 2008 B-3 (Bank of America N.A. LOC)
2,900,000	0.310	12/01/38	2,900,000
Pennsylvania State Turnpike Commission VRDN RB Series 2008 B-4 (Bank of America N.A. LOC)
20,320,000	0.300	12/01/38	20,320,000
St. Mary’s Hospital Authority Bucks County VRDN RB for Catholic Healthcare Series 2004 B (Landesbank Hessen-Thueringen SPA)
7,900,000	0.320	03/01/32	7,900,000
St. Mary’s Hospital Authority Bucks County VRDN RB for Catholic Healthcare Series 2004 C
10,450,000	0.320	05/01/44	10,450,000
University of Pittsburgh of the Commonwealth System of Higher Education RANS Series 2010
25,000,000	2.000	05/31/11	25,283,856
University of Pittsburgh VRDN RB Floaters Series 2009-38C (Wells Fargo & Co.)(a)
4,000,000	0.290	09/15/35	4,000,000
Washington County Authority VRDN RB Refunding for University of Pennsylvania Series 2004
3,855,000	0.230	07/01/34	3,855,000

			182,193,856

Puerto Rico(a) – 0.8%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3036 (Morgan Stanley Municipal Products SPA)
66,495,000	0.350	08/01/57	66,495,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floaters Series 2009-3101 (Morgan Stanley Municipal Products)
11,250,000	0.350	08/01/57	11,250,000

			77,745,000

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities VRDN RB for Brown University Series 2001 B
5,250,000	0.300	09/01/32	5,250,000
Rhode Island Health & Educational Building Corp. Higher Educational Facilities VRDN RB for Brown University Putters Series 2009-3517 (JPMorgan Chase & Co.)(a)
16,645,000	0.300	09/01/15	16,645,000

			21,895,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)

South Carolina – 0.8%
Charleston Waterworks & Sewer VRDN RB Capital Improvements Series 2006 B (Wachovia Bank N.A. SPA)
$36,000,000	0.300	01/01/35	$36,000,000
Charleston Waterworks & Sewer VRDN RB Refunding System Series 2007 (Bank of America N.A. SPA)
6,000,000	0.310	01/01/28	6,000,000
Columbia Waterworks & Sewer System Municipal Trust Receipts VRDN RB Floater Series 2010-42W (Barclays Bank PLC)(a)
3,000,000	0.310	02/01/40	3,000,000
Columbia Waterworks & Sewer System Municipal Trust Receipts VRDN RB Floater Series 2010-43W (Barclays Bank PLC)(a)
3,750,000	0.310	02/01/40	3,750,000
South Carolina State GO VRDN ROCS-RR-II R-692WF Series 2006 (Wells Fargo Bank SPA)(a)
1,860,000	0.290	10/01/18	1,860,000
South Carolina State Public Service Authority Municipal Trust Receipts VRDN RB for Santee Cooper Floater Series 2010-50B (Barclays Bank PLC)(a)
4,565,000	0.310	01/01/40	4,565,000
South Carolina State Public Service Authority VRDN RB Floaters Series 2009-3065X (Morgan Stanley Municipal Products)(a)
12,800,000	0.300	01/01/38	12,800,000
South Carolina Transportation Infrastructure Bank VRDN RB Refunding Series 2003 B1 RMKT (Bank of America N.A. LOC)
6,770,000	0.310	10/01/31	6,770,000
University of South Carolina Municipal Trust Receipts VRDN RB Floater Series 2010-57W (Barclays Bank PLC)(a)
5,850,000	0.310	06/01/40	5,850,000

			80,595,000

Tennessee – 1.1%
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB for Vanderbilt University Floater Trust Series 2010-14B (Barclays Bank PLC)(a)
3,500,000	0.310	10/01/39	3,500,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB for Vanderbilt University Putters Series 2009-3528 (JPMorgan Chase & Co.)(a)
5,000,000	0.300	04/01/17	5,000,000
Rutherford County Ascension Health & Educational Facilities Board VRDN RB Floaters Series 2010-3160 (Morgan Stanley & Co.)(a)
3,250,000	0.310	11/15/40	3,250,000
Rutherford County Ascension Health Municipal Trust Receipts VRDN RB Floater Series 2010-25W (Barclays Bank PLC)(a)
2,000,000	0.310	11/15/40	2,000,000
Shelby County Health Educational & Housing Facilities Board VRDN RB for St. Jude Children’s Hospital Putters Series 2008-2915Z (JPMorgan Chase & Co. SPA)(a)
3,630,000	0.300	07/01/14	3,630,000
Tennessee State GO CP Series 2010 C (Tennessee Consolidated Retirement System SPA)
25,000,000	0.360	09/01/10	25,000,000
61,950,000	0.300	10/01/10	61,950,000
Tennessee State School Board Authority CP Series 2010 (State Street Bank & Trust Co. SPA)
7,000,000	0.300	09/17/10	7,000,000

			111,330,000
Texas – 10.9%
Aledo ISD GO VRDN for School Building Series 2006 (PSF-GTD) (Bank of America N.A. SPA)
7,860,000	0.300	08/01/35	7,860,000
Austin ISD GO VRDN Putters Series 2009-3554 (JPMorgan Chase & Co.)(a)
3,525,000	0.300	08/01/17	3,525,000
Austin ISD GO VRDN ROCS RR-II R-11750 Series 2009 (Citibank N.A.)(a)
4,000,000	0.300	08/01/16	4,000,000
Bexar County Municipal Trust Receipts GO VRDN Floater Series 2010-67B (Barclays Bank PLC)(a)
5,185,000	0.310	06/15/30	5,185,000
City of Arlington CP Series 2010 A
3,200,000	0.400	09/13/10	3,200,000
City of Austin GO Bonds for Public Improvement Series 2010 A(b)
5,288,000	3.000	09/01/11	5,413,590
Cypress-Fairbanks ISD GO VRDN Putters Series 2006-1308 (PSF-GTD) (JPMorgan Chase & Co. SPA)(a)
6,495,000	0.300	02/15/14	6,495,000
Cypress-Fairbanks ISD GO VRDN Putters Series 2008-3084Z (PSF-GTD) (JPMorgan Chase & Co. SPA)(a)
4,995,000	0.300	02/15/15	4,995,000
Dallas Area Rapid Transit Sales Tax VRDN RB ROCS-RR-II R-11716 Series 2009 (Citibank N.A. SPA)(a)
8,285,000	0.300	12/01/40	8,285,000
Dallas Area Rapid Transit Sales Tax VRDN RB ROCS-RR-II R-12317 Series 2010 (AGM) (AMBAC) (Citibank N.A.)(a)(b)
4,000,000	0.300	06/01/15	4,000,000
Dallas Area Rapid Transit VRDN RB Putters Series 2010-3687Z (AMBAC) (JPMorgan Chase & Co.)(a)
2,000,000	0.350	06/01/15	2,000,000
Dallas Children’s Medical Center VRDN RB Putters Series 2009-3509 (JPMorgan Chase & Co.)(a)
4,995,000	0.300	02/15/33	4,995,000
Dallas ISD GO VRDN Putters Series 2010-3795 (PSF-GTD) (JPMorgan Chase & Co.)(a)
2,500,000	0.300	08/15/13	2,500,000
Denton ISD GO VRDN for School Building Series 2006 B (PSF-GTD) (Bank of America N.A. SPA)
5,995,000	0.300	08/01/35	5,995,000
Denton ISD GO VRDN Putters Series 2008-2603 (PSF-GTD) (JPMorgan Chase & Co. SPA)(a)
3,695,000	0.300	08/15/15	3,695,000
Eagle Mountain and Saginaw ISD GO VRDN Floater Certificates Series 2008 53C (PSF-GTD) (Wells Fargo & Co. SPA)(a)
26,770,000	0.290	08/15/48	26,770,000
El Paso County Hospital District GO VRDN Putters Series 2008-2747 (AGM) (JPMorgan Chase & Co.)(a)
2,000,000	0.350	02/15/16	2,000,000
El Paso Water & Sewer Systems CP Series 2010 (JPMorgan Chase & Co. SPA)
9,000,000	0.400	01/04/11	9,000,000
Fort Bend ISD GO VRDN Floaters Series 2008 25C-1 3C7 (PSF-GTD) (Wells Fargo & Co.)(a)
9,905,000	0.290	08/15/34	9,905,000
Frisco ISD GO VRDN Floater Series 2008-19C (PSF-GTD) (Wells Fargo & Co. SPA)(a)
14,555,000	0.290	08/15/40	14,555,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Texas – (continued)

Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007-0067 (PSF-GTD) (U.S. Bank N.A. SPA)(a)
$10,170,000	0.290	02/16/37	$10,170,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children’s Hospital Putters Series 2009-3463 (JPMorgan Chase & Co.)(a)
4,995,000	0.300	04/01/21	4,995,000
Harris County Flood Control District GO VRDN Putters Series 2009-3562 (AGM) (JPMorgan Chase & Co.)(a)
3,995,000	0.300	04/01/15	3,995,000
Harris County GO TANS Series 2010
20,500,000	1.500	02/28/11	20,616,926
10,000,000	1.750	02/28/11	10,069,328
21,500,000	2.000	02/28/11	21,675,504
Harris County GO VRDN ROCS-RR-II R-10360 Series 2009 (Citibank N.A. SPA)(a)
7,175,000	0.300	10/01/14	7,175,000
Harris County Health Facilities Development Corp. VRDN RB for Texas Children’s Hospital Putters Series 2009-3491Z (JPMorgan Chase & Co.)(a)
4,995,000	0.300	04/01/33	4,995,000
Harris County Toll Road Authority RB Refunding Senior Lien Series 2010 A-2
30,000,000	2.000	08/15/11	30,470,507
Harris County Toll Road Authority VRDN RB Floaters Series 2009-3060X (Morgan Stanley Municipal Products)(a)
6,125,000	0.310	08/15/38	6,125,000
Harris County Toll Road Authority VRDN RB Putters Series 2009-3425 (JPMorgan Chase & Co. SPA)(a)
7,845,000	0.300	02/15/17	7,845,000
Harris County VRDN RB Putters Series 2009-3418 (AGM) (JPMorgan Chase & Co. SPA)(a)
1,700,000	0.300	08/15/27	1,700,000
Houston Community College GO VRDN Putters Series 2009-3356 (AMBAC) (JPMorgan Chase & Co. SPA)(a)
3,510,000	0.350	02/15/12	3,510,000
Houston GO CP Series 2010 E-1 (Banco Bilbao Vizcaya SPA)
6,000,000	0.360	11/01/10	6,000,000
Houston Higher Education Finance Corp. VRDN RB for Rice University Eagle Series 2007-0077 A (Citibank N.A. SPA)(a)
13,860,000	0.300	05/15/47	13,860,000
Houston Higher Education Finance Corp. VRDN RB for Rice University Floaters Series 2007-2042 (Wells Fargo Bank N.A. SPA)(a)
18,860,000	0.300	11/15/33	18,860,000
Houston Higher Education Finance Corp. VRDN RB for Rice University ROCS-RR-II R-11066 (Citibank N.A. SPA)(a)
4,570,000	0.300	05/15/15	4,570,000
Houston Higher Education Finance Corp. VRDN RB Refunding for Rice University Project Series 2006 A (JPMorgan Chase & Co. SPA)
42,055,000	0.300	11/15/29	42,055,000
Houston Utility Systems Municipal Products, Inc. Trust VRDN RB Floater Certificates Series 2010 E-14 (Royal Bank of Canada LOC)(a)
25,000,000	0.290	05/15/34	25,000,000
Irving ISD Puttable Floating Options Tax-Exempts Receipts GO VRDN P-Floats-PT-3954 Series 2007 (PSF-GTD) (Wells Fargo Bank SPA)(a)
8,900,000	0.300	02/15/29	8,900,000
Judson ISD GO VRDN Floaters Series 2007-1859 (PSF-GTD) (Wells Fargo Bank N.A. SPA)(a)
3,950,000	0.300	02/01/35	3,950,000
Lower Colorado River Authority Transportation Contract CP Series 2010 (JPMorgan Chase & Co. SPA)
8,500,000	0.270	09/01/10	8,500,000
Lower Colorado River Authority VRDN RB Putters Series 2008-2994 (BHAC) (JPMorgan Chase & Co. SPA)(a)
5,815,000	0.300	05/15/13	5,815,000
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Putters Series 2009-3510 (JPMorgan Chase & Co.)(a)
4,995,000	0.300	02/15/33	4,995,000
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Putters Series 2009-3513 (JPMorgan Chase & Co.)(a)
20,000,000	0.300	02/15/33	20,000,000
North East ISD Eclipse Funding Trust GO VRDN Solar Eclipse Series 2007-0101 (PSF-GTD) (U.S. Bank N.A. SPA)(a)
5,155,000	0.300	08/01/37	5,155,000
North East ISD GO VRDN Eagle Series 2007-0123 A (PSF-GTD) (Banco Bilbao Vizcaya Argentaria SPA)(a)
8,935,000	0.310	08/01/37	8,935,000
North East ISD GO VRDN Putters Series 2007-2058 (PSF-GTD) (JPMorgan Chase & Co.)(a)
9,000,000	0.300	08/01/15	9,000,000
North Texas Municipal Water District Austin Trust Certificates VRDN RB Series 2008-1174 (Bank of America N.A. SPA)(a)
9,105,000	0.300	09/01/33	9,105,000
Plano GO VRDN Floater Series 2007-1862 (Wells Fargo & Co. SPA)(a)
2,915,000	0.300	09/01/27	2,915,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 A
18,200,000	0.250	12/01/39	18,200,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 B
20,000,000	0.250	12/01/39	20,000,000
Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2009 C
45,600,000	0.250	12/01/39	45,600,000
Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 B
40,000,000	0.250	04/01/40	40,000,000
Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 C
58,000,000	0.250	04/01/40	58,000,000
Rice University CP Series 2010
10,000,000	0.350	10/04/10	10,000,000
Round Rock ISD GO VRDN Putters Series 2009-3341 (JPMorgan Chase & Co. SPA)(a)
4,995,000	0.300	08/01/16	4,995,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2008-2957 (JPMorgan Chase & Co. SPA)(a)
9,995,000	0.300	02/01/16	9,995,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2008-3247 (JPMorgan Chase & Co.)(a)
4,090,000	0.300	02/01/27	4,090,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Texas – (continued)

San Antonio Electric & Gas Systems VRDN RB Putters Series 2009-3344 (JPMorgan Chase & Co. SPA)(a)
$3,200,000	0.300	02/01/17	$3,200,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2009-3560 (JPMorgan Chase & Co.)(a)
9,260,000	0.300	02/01/17	9,260,000
San Antonio Electric & Gas Systems VRDN RB ROCS-RR-II R-11277 Series 2007 (Citibank N.A. SPA)(a)
5,070,000	0.300	02/02/15	5,070,000
San Antonio Electric & Gas Systems VRDN RB Systems Junior Lien Series 2003 (Bank of America N.A. SPA)
31,800,000	0.290	02/01/33	31,800,000
San Antonio Water System VRDN RB Putters Series 2009-3340 (JPMorgan Chase & Co. SPA)(a)
6,890,000	0.300	11/15/16	6,890,000
Spring Branch GO VRDN Putters Series 2009-3377 (PSF-GTD) (JPMorgan Chase & Co. SPA)(a)
4,500,000	0.300	02/01/15	4,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Health Resources Series 2008 A (Texas Health Resources SPA)
6,500,000	0.300	11/15/33	6,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Texas Health Resources Series 2008 F (Bank of America N.A. SPA)
25,550,000	0.310	11/15/33	25,550,000
Tarrant County Cultural Educational Facilities Finance Corp. VRDN RB ROCS-RR-II R-11857 Series 2010 D (Citibank N.A.)(a)
4,200,000	0.320	05/15/36	4,200,000
Tarrant County Health Resources VRDN RB Series 2008-1197 (Bank of America N.A. SPA)(a)
4,375,000	0.300	11/15/47	4,375,000
Tarrant County Health Resources VRDN RB Series 2008-1201 (Bank of America N.A. SPA)(a)
5,790,000	0.300	02/15/36	5,790,000
Texas A&M University System CP Series 2010
23,000,000	0.350	10/05/10	23,000,000
Texas A&M University Municipal Trust Receipts VRDN RB Floaters Series 2010-39W (Barclays Bank PLC)(a)
2,500,000	0.310	05/15/39	2,500,000
Texas State GO VRDN Eagle Series 2006-0125 Class A (Citibank N.A.)(a)
20,040,000	0.300	04/01/33	20,040,000
Texas State GO VRDN Floater Trust Series 2010-18B (Barclays Bank PLC)(a)
7,745,000	0.310	04/01/37	7,745,000
Texas State GO VRDN Floaters Series 2010-3197 (Morgan Stanley & Co.)(a)
5,360,000	0.310	04/01/37	5,360,000
Texas State GO VRDN Putters Series 2008-2568 (JPMorgan Chase & Co. SPA)(a)
1,175,000	0.300	10/01/15	1,175,000
Texas State TRANS Series 2010
171,000,000	2.000	08/31/11	173,767,726
Texas State Transportation Commission GO VRDN Floaters Series 2005 K15 Reg. D (Citibank N.A. SPA)(a)
3,790,000	0.300	04/01/13	3,790,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase & Co. SPA)(a)
6,635,000	0.300	04/01/15	6,635,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2902 (JPMorgan Chase & Co. SPA)(a)
14,395,000	0.300	04/01/15	14,395,000
University of Houston VRDN RB Floater Certificates Series 2009-30C (Wells Fargo Bank N.A.)(a)
7,710,000	0.290	02/15/34	7,710,000
University of Texas Permanent University Fund VRDN RB ROCS-RR-II R-11290 Series 2007 (Citibank N.A. SPA)(a)
4,965,000	0.300	07/01/13	4,965,000
University of Texas VRDN RB Refunding Financing System Series 2007 B
27,370,000	0.200	08/01/34	27,370,000
University of Texas VRDN RB ROCS-RR-II R-11077 Series 2007 (Citibank N.A. SPA)(a)
4,085,000	0.300	02/15/15	4,085,000

			1,085,883,581

Utah – 2.3%
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2005 D (Wells Fargo & Co. SPA)
7,600,000	0.230	05/15/37	7,600,000
Riverton Hospital Revenue VRDN RB for IHC Health Services, Inc. Putters Series 2007-1762 (JPMorgan Chase & Co. SPA)(a)
54,500,000	0.300	05/15/12	54,500,000
State of Utah GO VRDN Floaters Series 2009-2987 (Morgan Stanley & Co.)(a)
2,200,000	0.300	07/01/22	2,200,000
University of Utah VRDN RB Auxiliary & Campus Facilities Series 1997 A (JPMorgan Chase & Co. SPA)
6,000,000	0.300	04/01/27	6,000,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A. SPA)
59,000,000	0.250	05/15/35	59,000,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (U.S. Bank N.A. SPA)
51,700,000	0.250	05/15/35	51,700,000
Weber County Hospital VRDN RB for IHC Health Services, Inc. Series 2000 C (Landesbank Hessen-Thueringen SPA)
42,100,000	0.260	02/15/35	42,100,000

			223,100,000

Virginia – 1.1%
City of Richmond CP Series 2010 (Bank of America N.A. LOC)
6,500,000	0.320	09/09/10	6,500,000
Fairfax County IDA VRDN RB for Inova Health System Floaters Series 2005-1168 (Morgan Stanley Municipal Products)(a)
3,330,000	0.310	08/15/23	3,330,000
Fairfax County IDA VRDN RB for Inova Health System Project ROCS-RR-II R-11733 Series 2009 (Citibank N.A. SPA)(a)
6,660,000	0.300	11/15/29	6,660,000
Fairfax County IDA VRDN RB for Inova Health System Project Series 2005 A-1 (Landesbank Baden-Wurttemberg SPA)
2,000,000	0.260	05/15/35	2,000,000
Fairfax County IDA VRDN RB for Inova Health System Project Series 2005 A-2
8,705,000	0.250	05/15/35	8,705,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Virginia – (continued)

Fairfax County VRDN RB for Inova Health System Project Putters Series 2009-3394 (JPMorgan Chase & Co. SPA)(a)
$5,495,000	0.300	11/15/29	$5,495,000
Montgomery County IDA VRDN RB for Virginia Technical Foundation Series 2005 (Bank of America N.A. LOC)
260,000	0.270	06/01/35	260,000
University of Virginia VRDN RB Eagle Series 2006-0017 Class A (Citibank N.A. SPA)(a)
14,775,000	0.300	06/01/37	14,775,000
University of Virginia VRDN RB Putters Series 2008-3188Z (JPMorgan Chase & Co. SPA)(a)
20,745,000	0.260	06/01/16	20,745,000
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College Series 2006 B (Wachovia Bank N.A. SPA)
9,085,000	0.250	02/01/26	9,085,000
Virginia College Building Authority Educational Facilities VRDN RB for University of Richmond Project Series 2004 (Bank of America N.A. SPA)
14,300,000	0.310	08/01/34	14,300,000
Virginia College Building Authority Educational Facilities VRDN RB for University of Richmond Project Series 2006 (Wachovia Bank N.A. SPA)
1,155,000	0.250	11/01/36	1,155,000
Virginia Commonwealth University Health System Authority VRDN RB General Series 2005 C (AMBAC) (Wachovia Bank N.A. LOC)
1,725,000	0.270	07/01/30	1,725,000
Virginia State Public School Authority RB for School Educational Technology Notes Series 2010 X
10,790,000	2.000	04/15/11	10,899,734
Virginia State Resources Authority Clean Water VRDN RB Floaters Series 2008-2917 (Morgan Stanley Municipal Products SPA)(a)
4,490,000	0.310	10/01/28	4,490,000
Virginia State Resources Authority VRDN RB Clean Water Putters Series 2008-3036 (JPMorgan Chase & Co. SPA)(a)
3,370,000	0.300	10/01/15	3,370,000

			113,494,734

Washington – 1.6%
Energy Northwest Electric VRDN RB Putters Series 2007-2301 (JPMorgan Chase & Co. SPA)(a)
7,995,000	0.300	07/01/14	7,995,000
Energy Northwest Electric VRDN RB Putters Series 2008-2965 (JPMorgan Chase & Co. SPA)(a)
4,800,000	0.300	01/01/12	4,800,000
King County GO VRDN Series 2009 A (Bank of America N.A. SPA)
31,750,000	0.310	06/01/29	31,750,000
King County Municipal Trust Receipts VRDN RB Floater Series 2010-66W (Barclays Bank PLC)(a)
2,500,000	0.310	01/01/33	2,500,000
King County Sewer District Municipal Trust Receipts GO VRDN Floater Series 2009-1W Reg. D (AGC-ICC) (Barclays Bank PLC)(a)
3,000,000	0.310	01/01/39	3,000,000
King County Sewer District Puttable Floating Option Tax-Exempt Receipt VRDN RB P-Floats-PT-4685 Series 2010 (Merrill Lynch & Co.)(a)
7,500,000	0.320	01/01/45	7,500,000
King County Sewer District VRDN RB ROCS-RR-II R-12316 Series 2010 (NATL-RE) (Citibank N.A.)(a)(b)
2,800,000	0.300	01/01/13	2,800,000
King County Sewer System VRDN RB Junior Lien Series 2001 A (Landesbank Hessen-Thueringen LOC)
5,325,000	0.340	01/01/32	5,325,000
King County Sewer System VRDN RB Junior Lien Series 2001 B (Landesbank Hessen-Thueringen LOC)
17,150,000	0.310	01/01/32	17,150,000
King County Sewer System VRDN RB ROCS-RR-II R-11717 Series 2009 (Citibank Bank N.A. SPA)(a)
5,650,000	0.300	01/01/16	5,650,000
King County VRDN RB Floater Certificates Series 2008 46C (Wells Fargo Bank N.A. SPA)
9,940,000	0.290	01/01/40	9,940,000
Washington State GO VRDN Putters Series 2008-2599 (JPMorgan Chase & Co. SPA)(a)
4,500,000	0.300	01/01/16	4,500,000
Washington State GO VRDN Putters Series 2008-3054 (JPMorgan Chase & Co. SPA)(a)
3,035,000	0.300	07/01/13	3,035,000
Washington State GO VRDN Putters Series 2008-3087 (JPMorgan Chase & Co. SPA)(a)
2,080,000	0.300	07/01/16	2,080,000
Washington State GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank & Co.)(a)
10,000,000	0.300	02/01/17	10,000,000
Washington State GO VRDN Series 1996 A (Landesbank Hessen-Thueringen SPA)
5,400,000	0.300	06/01/20	5,400,000
Washington State Health Austin Trust Certificates VRDN RB Series 2008-1180 (Bank of America N.A. SPA)(a)
10,635,000	0.300	10/01/35	10,635,000
Washington State Health Care Facilities Authority VRDN RB Seattle Children’s Hospital Floater Certificates Series 2009 51C (Wells Fargo & Co.)(a)
10,990,000	0.290	10/01/38	10,990,000
Washington State Higher Education Facilities Authority VRDN RB Refunding for Seattle Pacific University Series 2008 (U.S. Bank N.A. LOC)
11,600,000	0.260	10/01/30	11,600,000

			156,650,000

Wisconsin – 1.4%
Wisconsin State Health & Educational Facilities Authority Sisters Hospital CP Series 2003 B (AGM LOC)
22,375,000	0.600	10/05/10	22,375,000
20,000,000	0.650	11/02/10	20,000,000
Wisconsin State Health & Educational Facilities Authority Sisters Hospital CP Series 2010
7,400,000	0.400	01/04/11	7,400,000
Wisconsin State Health & Educational Facilities Authority Sisters Hospital Services CP Series 2010
11,475,000	0.600	10/04/10	11,475,000
Wisconsin State Health & Educational Facilities Authority VRDN RB Children’s Hospital Floater Certificates Series 2009-58C (Wells Fargo & Co.)(a)
9,815,000	0.290	08/15/37	9,815,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority VRDN RB Floater Trust for Children’s Hospital Series 2009-15W (Barclays Bank PLC)(a)
$5,250,000	0.310	08/15/37	$5,250,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Froedtert & Community Health System Floater Series 2009-3122X (Morgan Stanley Municipal Products)(a)
23,135,000	0.300	04/01/39	23,135,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Froedtert & Community Health System Putters Series 2009-3613 (JPMorgan Chase & Co.)(a)
8,660,000	0.300	04/01/29	8,660,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Ministry Health Care, Inc. Series 2010 C
20,000,000	0.310	08/01/36	20,000,000
Wisconsin State Health & Educational Facilities Authority VRDN RB Gundersen Lutheran Series 2008 A (Wells Fargo Bank N.A. LOC)
4,715,000	0.290	05/01/20	4,715,000
Wisconsin State Health & Educational Facilities Authority VRDN RB Gundersen Lutheran Series 2008 B (Wells Fargo Bank N.A. LOC)
7,500,000	0.290	05/01/33	7,500,000

			140,325,000

TOTAL INVESTMENTS – 99.9%			$9,915,093,111

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			8,805,876

NET ASSETS – 100.0%			$9,923,898,987

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2010, these securities amounted to $2,974,024,000 or approximately 30.0% of net assets.

(b)	All or a portion represents a forward commitment.

(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2010, these securities amounted to $11,995,000 or approximately 0.1% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final maturity date on the security, the demand date for puttable securities or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC-ICC	—	Associated General Contractors-Interstate Commerce Commission
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
DOT	—	Department of Transportation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
GTD	—	Guaranteed
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bond
IHC	—	International Health Care
ISD	—	Independent School District
LOC	—	Letter of Credit
LTD	—	Limited
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
RR	—	Revenue Refunding
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations – 100.0%

United States Treasury Bills
$1,314,200,000	0.150%	09/02/10	$1,314,194,524
1,060,000,000	0.170	09/16/10	1,059,924,917
57,200,000	0.120	10/07/10	57,193,136
4,270,400,000	0.135	10/07/10	4,269,823,496
110,000,000	0.140	10/07/10	109,984,600
944,850,000	0.265	10/07/10	944,599,615
50,000,000	0.130	10/14/10	49,992,236
250,000,000	0.135	10/14/10	249,959,687
3,300,000,000	0.145	10/14/10	3,299,428,458
2,855,300,000	0.150	10/14/10	2,854,788,425
124,600,000	0.115	10/21/10	124,580,099
232,000,000	0.130	10/21/10	231,958,111
1,850,000,000	0.140	10/21/10	1,849,640,278
930,000,000	0.145	10/21/10	929,812,708
37,500,000	0.200	11/12/10	37,485,000
United States Treasury Notes
238,000,000	1.500	10/31/10	238,422,309
62,500,000	1.250	11/30/10	62,655,228
274,000,000	0.875	12/31/10	274,517,135
87,000,000	0.875	04/30/11	87,351,158
218,000,000	4.875	04/30/11	224,647,661
200,000,000	5.125	06/30/11	207,745,310
201,000,000	1.000	07/31/11	202,138,557
36,000,000	4.875	07/31/11	37,464,197
100,000,000	1.000	08/31/11	100,681,469

TOTAL INVESTMENTS – 100.0%			$18,818,988,314

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			4,443,949

NET ASSETS – 100.0%			$18,823,432,263

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate or annualized yield on date of purchase for discounted securities.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments
August 31, 2010

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations – 25.7%

United States Treasury Bills
$439,000,000	0.265%	10/07/10	$438,883,665
75,000,000	0.200	11/12/10	74,970,000
648,565,000	0.230	11/12/10	648,266,660
United States Treasury Notes
250,000,000	1.500	10/31/10	250,443,602
125,000,000	1.250	11/30/10	125,310,457
463,000,000	0.875	12/31/10	463,878,152
74,000,000	0.875	04/30/11	74,298,686
184,000,000	4.875	04/30/11	189,610,870
350,000,000	5.125	06/30/11	363,554,204
249,000,000	1.000	07/31/11	250,411,375
31,000,000	4.875	07/31/11	32,260,836
229,000,000	1.000	08/31/11	230,580,527
75,000,000	1.000	09/30/11	75,540,620

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$3,218,009,654

Repurchase Agreements(a) – 74.2%

Barclays Capital, Inc.
$250,000,000	0.240%	09/01/10	$250,000,000
Maturity Value: $250,001,667
Collateralized by U.S. Treasury Notes, 2.000% to 3.500%, due 11/30/13 to 05/15/20. The aggregate market value of the collateral, including accrued interest, was $255,000,104.
HSBC Securities (USA), Inc.
500,000,000	0.240	09/01/10	500,000,000
Maturity Value: $500,003,333

Collateralized by U.S. Treasury Bonds, 7.875% to 8.000%, due 02/15/21 to 11/15/21 and U.S. Treasury Notes, 4.125% to 4.625%, due 10/31/11 to 05/15/15. The aggregate market value of the collateral, including accrued interest, was $510,001,161.

Joint Repurchase Agreement Account I
8,346,200,000	0.240	09/01/10	8,346,200,000
Maturity Value: $8,346,255,641
UBS Securities LLC
196,200,000	0.220	09/01/10	196,200,000
Maturity Value: $196,201,199
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 11/15/10 to 05/15/20. The aggregate market value of the collateral, including accrued interest, was $200,126,254.

TOTAL REPURCHASE AGREEMENTS			$9,292,400,000

TOTAL INVESTMENTS – 99.9%			$12,510,409,654

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			6,935,879

NET ASSETS – 100.0%			$12,517,345,533

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Unless noted, all repurchase agreements were entered into on August 31, 2010. Additional information on Joint Repurchase Agreement Account I appears on page 51.

Interest rates represent either the stated coupon rate or annualized yield on date of purchase for discounted securities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2010, certain Funds had undivided interests in the Joint Repurchase Agreement Account I, as follows:

Fund	Principal Amount

Government	$74,500,000

Money Market	51,600,000

Treasury Obligations	8,346,200,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$500,000,000	0.240%	09/01/10	$500,003,333

Barclays Capital, Inc.	487,300,000	0.240	09/01/10	487,303,249

BNP Paribas Securities Co.	2,500,000,000	0.240	09/01/10	2,500,016,667

Credit Suisse Securities (USA) LLC	640,000,000	0.240	09/01/10	640,004,267

Deutsche Bank Securities, Inc.	250,000,000	0.240	09/01/10	250,001,667

JPMorgan Securities	2,000,000,000	0.240	09/01/10	2,000,013,333

RBS Securities, Inc.	2,000,000,000	0.240	09/01/10	2,000,013,333

UBS Securities LLC	95,000,000	0.240	09/01/10	95,000,633

TOTAL				$8,472,356,482

At August 31, 2010, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

U.S. Treasury Bill	0.000%	09/30/10

U.S. Treasury Interest-Only Stripped Securities	0.000	11/15/10 to 02/15/37

U.S. Treasury Notes	0.625 to 8.750	04/30/11 to 08/15/20

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/10 to 05/15/20

The aggregate market value of the collateral, including accrued interest, was $8,641,759,334.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)
August 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2010, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Government	$17,570,000,000

Money Market	3,755,000,000

Prime Obligations	7,315,000,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$100,000,000	0.240%	09/01/10	$100,000,667

Banc of America Securities LLC	1,650,000,000	0.250	09/01/10	1,650,011,458

Barclays Capital, Inc.	5,827,000,000	0.240	09/01/10	5,827,038,846

Barclays Capital, Inc.	1,500,000,000	0.250	09/01/10	1,500,010,417

BNP Paribas Securities Co.	5,500,000,000	0.240	09/01/10	5,500,036,667

BNP Paribas Securities Co.	2,500,000,000	0.250	09/01/10	2,500,017,361

Citibank N.A.	250,000,000	0.260	09/01/10	250,001,805

Citigroup Global Markets, Inc.	1,250,000,000	0.260	09/01/10	1,250,009,028

Credit Suisse Securities (USA) LLC	600,000,000	0.200	09/01/10	600,003,333

Credit Suisse Securities (USA) LLC	840,000,000	0.240	09/01/10	840,005,600

Deutsche Bank Securities, Inc.	3,425,000,000	0.250	09/01/10	3,425,023,785

JPMorgan Securities	455,000,000	0.250	09/01/10	455,003,160

Merrill Lynch & Co., Inc.	850,000,000	0.250	09/01/10	850,005,903

Morgan Stanley & Co.	930,000,000	0.250	09/01/10	930,006,458

RBS Securities, Inc.	1,500,000,000	0.250	09/01/10	1,500,010,417

UBS Securities LLC	475,000,000	0.250	09/01/10	475,003,298

Wells Fargo Securities LLC	3,000,000,000	0.260	09/01/10	3,000,021,667

TOTAL				$30,652,209,870

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At August 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	5.410%	04/17/36

Federal Home Loan Bank	5.625	03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 7.000	10/18/10 to 08/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal National Mortgage Association	0.000 to 8.500	09/13/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	07/15/11 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 9.500	04/15/13 to 08/20/40

U.S. Treasury Bills	0.000	09/16/10 to 07/28/11

U.S. Treasury Bonds	6.000 to 8.000	11/15/21 to 02/15/26

U.S. Treasury Interest-Only Stripped Security	0.000	11/15/24

U.S. Treasury Notes	0.625 to 11.250	05/31/11 to 05/15/20

The aggregate market value of the collateral, including accrued interest, was $31,281,402,549.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities
August 31, 2010

	Federal	Government
	Fund	Fund

Assets:

Investments in securities, at value based on amortized cost — unaffiliated issuers	$16,663,697,494	$11,545,825,279
Repurchase agreements, at value based on amortized cost — unaffiliated issuers	—	19,373,200,000
Repurchase agreements, at value based on amortized cost — affiliated issuers	—	850,000,000
Cash	179	64,115
Receivables:
Investment securities sold	—	—
Interest	3,703,850	16,854,823
Fund shares sold	223	512,456
Reimbursement from investment adviser	—	—
Other assets	66,350	199,858

Total assets	16,667,468,096	31,786,656,531

Liabilities:

Due to custodian	—	—
Payables:
Investment securities purchased	200,000,000	—
Amounts owed to affiliates	2,722,535	4,889,140
Fund shares redeemed	—	15,176
Dividend distribution	160,585	1,819,441
Accrued expenses	232,908	736,750

Total liabilities	203,116,028	7,460,507

Net Assets:

Paid-in capital	16,464,338,921	31,779,062,499
Undistributed (distributions in excess of) net investment income (loss)	13,147	133,525
Accumulated net realized gain (loss) from investments	—	—

NET ASSETS	$16,464,352,068	$31,779,196,024

Net asset value, offering and redemption price per share	$1.00	$1.00

Net Assets:
FST Shares	$12,958,372,298	$26,136,101,978
FST Select Shares	105,245,110	1,225,359,577
FST Preferred Shares	285,290,796	783,465,908
FST Capital Shares	72,407,404	859,593,508
FST Administration Shares	579,217,435	2,397,533,869
FST Premier Shares	1,479,302,409	1,000
FST Service Shares	774,348,308	377,138,184
FST Class B Shares	—	—
FST Class C Shares	—	—
FST Resource Shares	1,000	1,000
FST Cash Management Shares	210,167,308	1,000

Total Net Assets	$16,464,352,068	$31,779,196,024

Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Shares	12,958,361,951	26,135,987,668
FST Select Shares	105,245,026	1,225,354,218
FST Preferred Shares	285,290,568	783,462,481
FST Capital Shares	72,407,347	859,589,749
FST Administration Shares	579,216,972	2,397,523,384
FST Premier Shares	1,479,301,228	1,000
FST Service Shares	774,347,689	377,136,535
FST Class B Shares	—	—
FST Class C Shares	—	—
FST Resource Shares	1,000	1,000
FST Cash Management Shares	210,167,140	1,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money	Prime	Tax-Exempt	Tax-Exempt	Tax-Free	Treasury	Treasury
Market	Obligations	California	New York	Money Market	Instruments	Obligations
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$11,436,174,685	$19,012,710,861	$243,461,278	$176,988,256	$9,915,093,111	$18,818,988,314	$3,218,009,654
5,396,700,000	8,676,400,000	—	—	—	—	9,292,400,000
175,000,000	200,000,000	—	—	—	—	—
32,321	69,778	8,495	22,746	—	74,531	27,338

—	—	—	—	58,976,521	—	—
4,537,934	4,653,146	296,619	282,588	9,061,782	7,735,613	9,404,710
6,762,796	631,675	—	—	400,764	2,904	279,799
—	—	60,539	51,804	—	—	—
91,914	109,169	909	907	64,093	79,871	67,805

17,019,299,650	27,894,574,629	243,827,840	177,346,301	9,983,596,271	18,826,881,233	12,520,189,306

—	—	—	—	2,730,348	—	—

—	—	—	—	54,336,768	—	—
2,438,087	4,099,963	44,792	29,143	1,447,024	2,657,217	2,321,980
3,916,542	2,291,624	—	—	579,970	633,120	200,001
1,124,879	1,799,347	—	—	194,291	40,987	149,350
857,591	921,615	67,961	60,632	408,883	117,646	172,442

8,337,099	9,112,549	112,753	89,775	59,697,284	3,448,970	2,843,773

17,010,967,801	27,885,494,623	243,710,468	177,221,852	9,922,988,455	18,823,402,453	12,517,346,488
(5,250)	768,692	—	642	(356)	—	—
—	(801,235)	4,619	34,032	910,888	29,810	(955)

$17,010,962,551	$27,885,462,080	$243,715,087	$177,256,526	$9,923,898,987	$18,823,432,263	$12,517,345,533

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$15,510,366,101	$22,977,394,343	$83,316,306	$49,859,346	$8,900,260,475	$16,123,700,384	$8,654,413,526
368,196,007	106,849,404	—	—	51,855,881	184,151,044	199,594,748
97,072,041	350,483,862	—	—	42,240,354	309,220,234	206,609,953
81,639,801	325,649,459	—	—	10,406,372	110,982,670	223,475,606
780,325,668	3,194,693,926	160,395,988	127,395,346	315,835,053	1,427,256,293	1,875,928,179
1,000	1,000	—	—	544,327,623	370,800,746	125,135,742
173,359,932	757,825,969	1,756	799	44,690,210	297,318,892	1,232,185,779
—	7,827,262	—	—	—	—	—
—	29,972,507	—	—	—	—	—
1,000	134,763,348	—	—	14,282,019	1,000	1,000
1,001	1,000	1,037	1,035	1,000	1,000	1,000

$17,010,962,551	$27,885,462,080	$243,715,087	$177,256,526	$9,923,898,987	$18,823,432,263	$12,517,345,533

15,510,363,953	22,977,416,019	83,299,142	49,848,036	8,899,398,160	16,123,674,849	8,654,414,186
368,195,932	106,849,505	—	—	51,850,855	184,150,753	199,594,763
97,072,021	350,484,193	—	—	42,236,259	309,219,744	206,609,969
81,639,785	325,649,766	—	—	10,405,363	110,982,494	223,475,623
780,324,508	3,194,696,941	160,362,946	127,366,450	315,804,493	1,427,254,033	1,875,928,322
1,000	1,000	—	—	544,274,858	370,800,159	125,135,752
173,359,896	757,826,683	1,756	799	44,685,878	297,318,421	1,232,185,873
—	7,827,269	—	—	—	—	—
—	29,972,536	—	—	—	—	—
1,000	134,763,475	—	—	14,280,635	1,000	1,000
1,001	1,000	1,036	1,035	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2010

	Federal	Government
	Fund	Fund

Investment income:

Interest income — from unaffiliated issuers	$41,206,221	$100,629,962
Interest income — from affiliated issuers	—	1,543,516

Total investment income	41,206,221	102,173,478

Expenses:

Fund-Level Expenses:
Management fees	36,990,616	89,782,662
Transfer Agent fees	1,804,420	4,379,642
Custody and accounting fees	882,230	2,014,061
Registration fees	158,368	198,204
Printing and mailing costs	73,664	174,553
Professional fees	63,591	65,225
Trustee fees	47,753	122,658
Other	501,587	676,213

Subtotal	40,522,229	97,413,218
Class Specific Expenses:
FST Service Share Fees	3,935,743	2,596,315
FST Administration Share Fees	1,658,475	6,376,766
FST Premier Share fees(a)	357,458	1
FST Preferred Share fees	333,536	795,438
FST Capital Share fees	187,621	1,345,103
FST Cash Management Share fees(a)	91,448	2
Distribution fees — FST Cash Management Shares(a)	54,869	1
FST Select Share fees	42,686	535,738
FST Resource Share fees(a)	2	2
Distribution fees — FST Resource Share fees(a)	1	1
Distribution and Service fees — FST Class B Shares(a)	—	—
Distribution and Service fees — FST Class C Shares(a)	—	—

Total expenses	47,184,068	109,062,585

Less — expense reductions	(10,585,007)	(27,544,595)

Net expenses	36,599,061	81,517,990

NET INVESTMENT INCOME (LOSS)	$4,607,160	$20,655,488

Net realized gain from investment transactions	2,109,903	6,096,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,717,063	$26,752,123

(a)	FST Premier, FST Resource, FST Cash Management (for all Funds except Tax-Exempt California and Tax-Exempt New York Funds), FST Class B and FST Class C Shares (for Prime Obligations Fund only) commenced operations on May 14, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money	Prime	Tax-Exempt	Tax-Exempt	Tax-Free	Treasury	Treasury
Market	Obligations	California	New York	Money Market	Instruments	Obligations
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$54,838,501	$78,798,521	$800,488	$663,196	$31,478,997	$25,609,166	$34,347,929
371,217	735,793	—	—	—	—	5,713

55,209,718	79,534,314	800,488	663,196	31,478,997	25,609,166	34,353,642

39,476,852	59,274,908	980,181	818,486	20,235,123	40,909,307	37,878,505
1,925,700	2,891,459	92,467	79,440	987,079	1,995,576	1,847,732
967,332	1,371,633	63,977	56,256	238,548	950,652	544,814
50,984	168,253	27,691	13,190	127,302	139,448	175,554
108,805	122,446	12,896	12,824	88,153	101,281	97,336
76,678	75,711	90,500	84,874	69,736	61,547	51,708
49,209	70,111	13,068	13,211	27,133	46,116	40,141
1,608,673	1,364,033	23,976	22,120	422,809	632,631	165,280

44,264,233	65,338,554	1,304,756	1,100,401	22,195,883	44,836,558	40,801,070

1,570,100	4,104,521	7	206	317,986	1,139,643	4,698,586
3,087,592	9,139,393	311,350	275,188	846,602	3,175,907	5,651,514
1	1	—	—	175,443	84,349	30,505
59,052	863,876	—	—	47,562	290,021	282,945
106,218	671,093	—	—	140,522	201,750	442,754
2	2	5	5	2	2	2
1	1	5	5	1	1	1
12,733	32,062	—	—	25,422	51,732	113,835
2	3,719	—	—	461	2	2
1	1,116	—	—	138	1	1
—	5,725	—	—	—	—	—
—	28,586	—	—	—	—	—

49,099,935	80,188,649	1,616,123	1,375,805	23,750,022	49,779,966	52,021,215

(11,580,465)	(22,936,981)	(840,707)	(733,956)	(5,240,549)	(21,664,512)	(16,989,771)

37,519,470	57,251,668	775,416	641,849	18,509,473	28,115,454	35,031,444

$17,690,248	$22,282,646	$25,072	$21,347	$12,969,524	$(2,506,288)	$(677,802)

2,868,981	5,645,872	22,611	34,741	1,185,376	2,816,824	1,588,112

$20,559,229	$27,928,518	$47,683	$56,088	$14,154,900	$310,536	$910,310

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

From operations:

Net investment income	$4,607,160	$57,732,828	$504,951,772
Net realized gain (loss) from investment transactions	2,109,903	7,179,362	6,424,870

Net increase in net assets resulting from operations	6,717,063	64,912,190	511,376,642

Distributions to shareholders:

From net investment income:
FST Shares	(4,584,300)	(55,977,760)	(455,548,376)
FST Select Shares	(15,758)	(182,634)	(1,260,815)
FST Preferred Shares	—	(711,833)	(8,631,884)
FST Capital Shares	—	(77,666)	(480,119)
FST Administration Shares	—	(782,935)	(19,286,914)
FST Premier Shares(a)	(5,960)	—	—
FST Service Shares	—	—	(19,743,664)
FST Resource Shares(a)	(1)	—	—
FST Cash Management Shares(a)	(1,141)	—	—
From net realized gains:
FST Shares	(3,025,966)	(5,848,391)	(5,405,109)
FST Select Shares	(30,932)	(24,639)	(15,066)
FST Preferred Shares	(66,582)	(121,284)	(96,805)
FST Capital Shares	(23,829)	(28,704)	(8,435)
FST Administration Shares	(126,381)	(266,862)	(273,165)
FST Premier Shares(a)	(2,320)	—	—
FST Service Shares	(144,417)	(247,486)	(282,447)
FST Cash Management Shares(a)	(354)	—	—

Total distributions to shareholders	(8,027,941)	(64,270,194)	(511,032,799)

From share transactions (at $1.00 per share):

Proceeds from sales of shares	71,872,286,984	71,578,933,218	116,586,733,084
Reinvestment of distributions	6,035,743	49,648,242	418,589,268
Cost of shares redeemed	(78,193,543,616)	(83,453,479,514)	(99,331,054,440)

Net increase (decrease) in net assets resulting from share transactions	(6,315,220,889)	(11,824,898,054)	17,674,267,912

NET INCREASE (DECREASE)	(6,316,531,767)	(11,824,256,058)	17,674,611,755

Net assets:

Beginning of period	22,780,883,835	34,605,139,893	16,930,528,138

End of period	$16,464,352,068	$22,780,883,835	$34,605,139,893

Undistributed (distributions in excess of) net investment income (loss)	$13,147	$338,186	$338,186

*	The Funds changed their fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund			Money Market Fund
For the Fiscal	For the Period	For the Fiscal	For the Fiscal	For the Period	For the Fiscal
Year Ended	January 1, 2009 to	Year Ended	Year Ended	January 1, 2009 to	Year Ended
August 31, 2010	August 31, 2009*	December 31, 2008	August 31, 2010	August 31, 2009*	December 31, 2008

$20,655,488	$144,700,386	$572,063,641	$17,690,248	$80,696,483	$637,557,196
6,096,635	26,168,569	32,246,331	2,868,981	3,457,635	(2,642,218)

26,752,123	170,868,955	604,309,972	20,559,229	84,154,118	634,914,978

(20,201,627)	(134,603,209)	(457,814,607)	(17,629,257)	(77,737,720)	(591,297,803)
(453,858)	(3,612,545)	(21,069,146)	(45,391)	(144,107)	(2,485,877)
—	(1,467,837)	(16,862,397)	(15,094)	(288,565)	(3,678,008)
—	(1,791,486)	(15,886,153)	(503)	(155,269)	(1,045,447)
—	(3,225,309)	(51,375,415)	—	(1,858,811)	(20,921,327)
(1)	—	—	(1)	—	—
—	—	(9,055,923)	—	(512,011)	(15,486,516)
(1)	—	—	(1)	—	—
(1)	—	—	(1)	—	—

(10,902,114)	(29,515,660)	(15,193,030)	(4,073,647)	(1,678,802)	—
(506,039)	(889,653)	(387,283)	(7,621)	(2,286)	—
(199,829)	(445,122)	(309,031)	(13,819)	(6,953)	—
(216,704)	(651,412)	(419,528)	(15,549)	(4,716)	—
(648,824)	(2,030,160)	(1,352,923)	(287,665)	(112,950)	—
—	—	—	—	—	—
(130,109)	(356,460)	(218,665)	(81,296)	(37,835)	—
—	—	—	—	—	—

(33,259,107)	(178,588,853)	(589,944,101)	(22,169,845)	(82,540,025)	(634,914,978)

269,983,240,049	247,795,009,026	220,115,862,932	114,401,381,002	105,488,222,804	160,213,384,096
12,829,202	98,830,513	298,483,724	15,815,837	59,432,669	367,425,033
(297,944,028,994)	(245,161,652,880)	(177,117,234,724)	(121,377,719,878)	(101,353,012,736)	(164,925,882,658)

(27,947,959,743)	2,732,186,659	43,297,111,932	(6,960,523,039)	4,194,642,737	(4,345,073,529)

(27,954,466,727)	2,724,466,761	43,311,477,803	(6,962,133,655)	4,196,256,830	(4,345,073,529)

59,733,662,751	57,009,195,990	13,697,718,187	23,973,096,206	19,776,839,376	24,121,912,905

$31,779,196,024	$59,733,662,751	$57,009,195,990	$17,010,962,551	$23,973,096,206	$19,776,839,376

$133,525	$974,666	$974,666	$(5,250)	$1,605,366	$2,815,814

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Prime Obligations Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

From operations:

Net investment income	$22,282,646	$98,195,774	$1,327,513,100
Net realized gain (loss) from investment transactions	5,645,872	9,507,514	(114,800,827)
Payment by affiliate relating to certain investment transactions	—	—	100,000,000

Net increase in net assets resulting from operations	27,928,518	107,703,288	1,312,712,273

Distributions to shareholders:

From net investment income:
FST Shares	(22,148,262)	(84,330,843)	(1,096,404,359)
FST Select Shares	(66,595)	(257,816)	(7,822,892)
FST Preferred Shares	(67,361)	(3,278,308)	(41,721,735)
FST Capital Shares	—	(1,621,813)	(23,599,227)
FST Administration Shares	—	(6,836,786)	(115,102,019)
FST Premier Shares(a)	(1)	—	—
FST Service Shares	—	(836,251)	(37,709,073)
FST Class B Shares(a)	(105)	—	—
FST Class C Shares(a)	(249)	—	—
FST Resource Shares(a)	(72)	—	—
FST Cash Management Shares(a)	(1)	—	—
From net realized gains:
FST Shares	(5,181,921)	—	—
FST Select Shares	(31,649)	—	—
FST Preferred Shares	(216,812)	—	—
FST Capital Shares	(109,266)	—	—
FST Administration Shares	(834,324)	—	—
FST Service Shares	(192,648)	—	—
FST Cash Management Shares(a)	—	—	—

Total distributions to shareholders	(28,849,266)	(97,161,817)	(1,322,359,305)

From share transactions (at $1.00 per share):

Proceeds from sales of shares	151,234,241,213	153,178,348,911	353,293,122,864
Reinvestment of distributions	12,224,157	38,035,058	441,214,406
Cost of shares redeemed	(160,870,186,524)	(148,651,885,869)	(367,185,329,610)

Net increase (decrease) in net assets resulting from share transactions	(9,623,721,154)	4,564,498,100	(13,450,992,340)

NET INCREASE (DECREASE)	(9,624,641,902)	4,575,039,571	(13,460,639,372)

Net assets:

Beginning of period	37,510,103,982	32,935,064,411	46,395,703,783

End of period	$27,885,462,080	$37,510,103,982	$32,935,064,411

Undistributed (distributions in excess of) net investment income (loss)	$768,692	$7,335,312	$6,301,355

*	The Funds changed their fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource, FST Cash Management, FST Class B and FST Class C Shares (for Prime Obligations Fund only) commenced operations on May 14, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Tax-Exempt California Fund			Tax-Exempt New York Fund
For the Fiscal	For the Period	For the Fiscal	For the Fiscal	For the Period	For the Fiscal
Year Ended	January 1, 2009 to	Year Ended	Year Ended	January 1, 2009 to	Year Ended
August 31, 2010	August 31, 2009*	December 31, 2008	August 31, 2010	August 31, 2009*	December 31, 2008

$25,072	$88,567	$9,834,970	$21,347	$75,387	$6,749,574
22,611	(17,992)	137,775	34,741	45,638	95,250
—	—	—	—	—	—

47,683	70,575	9,972,745	56,088	121,025	6,844,824

(6,347)	(52,876)	(2,688,492)	(4,353)	(32,206)	(1,109,971)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(18,723)	(35,687)	(7,144,806)	(16,989)	(43,229)	(5,638,323)
—	—	—	—	—	—
(1)	(4)	(1,660)	(5)	(6)	(1,214)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(1)	—	(12)	—	—	(12)

—	—	(30,540)	(8,573)	—	(17,116)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(113,884)	(37,760)	—	(99,934)
—	—	(88)	(13)	—	(17)
—	—	—	(1)	—	—

(25,072)	(88,567)	(9,979,482)	(67,694)	(75,441)	(6,866,587)

943,545,212	822,532,838	3,900,399,008	574,845,657	859,052,986	3,919,710,279
24,870	66,672	8,968,390	67,226	74,300	6,804,928
(1,012,492,710)	(1,157,506,490)	(3,932,735,958)	(691,147,875)	(1,061,534,914)	(3,740,745,810)

(68,922,628)	(334,906,980)	(23,368,560)	(116,234,992)	(202,407,628)	185,769,397

(68,900,017)	(334,924,972)	(23,375,297)	(116,246,598)	(202,362,044)	185,747,634

312,615,104	647,540,076	670,915,373	293,503,124	495,865,168	310,117,534

$243,715,087	$312,615,104	$647,540,076	$177,256,526	$293,503,124	$495,865,168

$—	$—	$—	$642	$642	$(1,880)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Tax-Free Money Market Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

From operations:

Net investment income (loss)	$12,969,524	$25,077,901	$222,486,070
Net realized gain from investment transactions	1,185,376	1,000,995	555,789

Net increase in net assets resulting from operations	14,154,900	26,078,896	223,041,859

Distributions to shareholders:

From net investment income:
FST Shares	(12,796,147)	(24,075,811)	(196,975,638)
FST Select Shares	(94,696)	(138,485)	(1,009,573)
FST Preferred Shares	(20,559)	(105,864)	(2,971,334)
FST Capital Shares	(17,081)	(351,761)	(5,282,301)
FST Administration Shares	(31,502)	(374,979)	(11,472,694)
FST Premier Shares(a)	(3,889)	—	—
FST Service Shares	(5,997)	(31,025)	(4,774,530)
FST Resource Shares(a)	(8)	—	—
FST Cash Management Shares(a)	(1)	—	—
From net realized gains:
FST Shares	(1,113,411)	—	(1,278,622)
FST Select Shares	(9,348)	—	(5,181)
FST Preferred Shares	(5,789)	—	(12,127)
FST Capital Shares	(16,014)	—	(38,562)
FST Administration Shares	(40,609)	—	(44,166)
FST Premier Shares(a)	—	—	—
FST Service Shares	(10,181)	—	(33,405)
FST Resource Shares(a)	—	—	—
FST Cash Management Shares(a)	—	—	—

Total distributions to shareholders	(14,165,232)	(25,077,925)	(223,898,133)

From share transactions (at $1.00 per share):

Proceeds from sales of shares	32,397,881,092	19,307,931,291	53,482,338,331
Reinvestment of distributions	10,746,469	18,946,839	152,563,776
Cost of shares redeemed	(32,574,489,792)	(19,955,423,598)	(53,686,012,030)

Net increase (decrease) in net assets resulting from share transactions	(165,862,231)	(628,545,468)	(51,109,923)

NET INCREASE (DECREASE)	(165,872,563)	(627,544,497)	(51,966,197)

Net assets:

Beginning of period	10,089,771,550	10,717,316,047	10,769,282,244

End of period	$9,923,898,987	$10,089,771,550	$10,717,316,047

Undistributed (distributions in excess of) net investment income (loss)	$(356)	$—	$—

*	The Funds changed their fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Treasury Instruments Fund			Treasury Obligations Fund
For the Fiscal	For the Period	For the Fiscal	For the Fiscal	For the Period	For the Fiscal
Year Ended	January 1, 2009 to	Year Ended	Year Ended	January 1, 2009 to	Year Ended
August 31, 2010	August 31, 2009*	December 31, 2008	August 31, 2010	August 31, 2009*	December 31, 2008

$(2,506,288)	$5,409,763	$243,260,466	$(677,802)	$5,548,103	$236,371,046
2,816,824	10,309,376	70,239,515	1,588,112	22,778,788	7,560,120

310,536	15,719,139	313,499,981	910,310	28,326,891	243,931,166

—	(5,405,155)	(202,660,734)	—	(5,548,103)	(173,788,449)
—	(4,608)	(615,484)	—	—	(71,214)
—	—	(4,738,432)	—	—	(3,576,007)
—	—	(682,617)	—	—	(3,941,099)
—	—	(28,977,214)	—	—	(36,977,912)
—	—	—	—	—	—
—	—	(5,585,985)	—	—	(18,016,365)
—	—	—	—	—	—
—	—	—	—	—	—

(2,052,770)	(18,856,496)	(49,214,094)	(5,616,055)	(16,253,523)	(4,462,424)
(17,618)	(120,062)	(152,795)	(92,152)	(167,543)	(16,681)
(27,620)	(231,620)	(875,864)	(41,520)	(262,204)	(96,874)
(12,289)	(59,197)	(312,628)	(42,047)	(374,926)	(140,157)
(121,551)	(1,589,561)	(6,555,921)	(295,598)	(2,568,365)	(747,149)
(1,874)	—	—	(715)	—	—
(21,266)	(335,766)	(1,368,327)	(135,049)	(1,032,580)	(512,866)
(1)	—	—	(1)	—	—
(1)	—	—	(1)	—	—

(2,254,990)	(26,602,465)	(301,740,095)	(6,223,138)	(26,207,244)	(242,347,197)

66,294,789,848	33,745,614,688	136,939,196,109	119,273,233,562	95,529,181,255	110,129,345,005
1,675,411	19,857,585	206,267,487	2,742,669	10,339,103	147,912,604
(68,136,154,904)	(50,042,475,454)	(111,967,016,159)	(128,256,361,211)	(90,042,631,001)	(111,517,640,087)

(1,839,689,645)	(16,277,003,181)	25,178,447,437	(8,980,384,980)	5,496,889,357	(1,240,382,478)

(1,841,634,099)	(16,287,886,507)	25,190,207,323	(8,985,697,808)	5,499,009,004	(1,238,798,509)

20,665,066,362	36,952,952,869	11,762,745,546	21,503,043,341	16,004,034,337	17,242,832,846

$18,823,432,263	$20,665,066,362	$36,952,952,869	$12,517,345,533	$21,503,043,341	$16,004,034,337

$—	$1,235,189	$1,187,938	$—	$1,654,032	$1,608,257

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements
August 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-Diversified

Federal, Government, Money Market, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified

Prime Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource and FST Cash Management	Diversified

Tax-Exempt California and Tax-Exempt New York	FST, FST Administration, FST Service and FST Cash Management	Non-Diversified

The FST Premier, FST Resource, and FST Cash Management Shares (for all Funds except Tax-Exempt California and Tax-Exempt New York Funds), and FST Class B and FST Class C Shares (for Prime Obligations Fund only) commenced operations on May 14, 2010. FST Class B and FST Class C Shares are generally not available for purchase, although shareholders invested in Class B and Class C Shares of other Goldman Sachs Funds may exchange their shares for FST Class B and FST Class C Shares, respectively (and shareholders of FST Class B and FST Class C Shares may continue to reinvest dividends and capital gains into FST Class B and FST Class C Shares, respectively). FST Class B Shares are subject to a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the date the original shares subject to the CDSC were acquired. FST Class C Shares are subject to a CDSC of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.
Effective June 1, 2010, the Institutional Liquid Assets (“ILA”) Tax-Exempt California and ILA Tax-Exempt New York Portfolios changed their names to the “Goldman Sachs Financial Square Tax-Exempt California Fund” and “Goldman Sachs Financial Square Tax-Exempt New York Fund”, respectively.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Funds’ policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and accumulated unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of settled shares of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds. Long-term capital gain distributions, if any, are declared and paid annually.
The above are available to be carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Forward Commitment Transactions — The Funds may enter into forward commitment transactions which involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. The purchased securities in the forward commitment transactions do not begin to accrue interest income until the settlement date of these securities. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations when entering into a forward commitment.

F. Repurchase Agreements — Certain Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. Under these agreements, the Fund is permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2—Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;
Level 3—Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of August 31, 2010. While assets are reported at amortized cost, the Levels below are based on valuation characteristics of the investments’ market value.

Federal	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$7,932,738,070	$8,730,959,424	$—

Government	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$177,199,385	$10,355,357,777	$—
Corporate Obligations (including repurchase agreements)	—	21,236,468,117	—

Total	$177,199,385	$31,591,825,894	$—

Money Market	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$182,499,865	$2,526,487,171	$—
Corporate Obligations (including repurchase agreements and time deposits)	—	13,861,172,240	—
Municipal Debt Obligations	—	437,715,409	—

Total	$182,499,865	$16,825,374,820	$—

Prime Obligations	Level 1	Level 2	Level 3

U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$310,827,931	$5,573,085,643	$—
Corporate Obligations (including repurchase agreements)	—	20,354,817,556	—
Municipal Debt Obligations	—	1,650,379,731	—

Total	$310,827,931	$27,578,282,930	$—

Tax-Exempt California	Level 1	Level 2	Level 3

Municipal Debt Obligations	$—	$243,461,278	$—

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Tax-Exempt New York	Level 1	Level 2	Level 3

Municipal Debt Obligations	$—	$176,988,256	$—

Tax-Free Money Market	Level 1	Level 2	Level 3

Municipal Debt Obligations	$—	$9,915,093,111	$—

Treasury Instruments	Level 1	Level 2	Level 3

U.S. Treasury Obligations	$18,818,988,314	$—	$—

Treasury Obligations	Level 1	Level 2	Level 3

U.S. Treasury Obligations	$3,218,009,654	$—	$—
Corporate Obligations (including repurchase agreements)	—	9,292,400,000	—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund Contractual Fee Table on the following pages summarizes the relevant contractual fee arrangements.

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B. Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service Shares, FST Resource Shares and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of the FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service Shares, FST Resource Shares and FST CMS.

C. Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s FST Class B and FST Class C Shares, has adopted Distribution and Service Plans. Under the respective Distribution and Service Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s FST Class B and FST Class C Shares for distribution services and personal and account maintenance services. These fees are equal to an annual percentage rate of the average daily net assets attributable to both FST Class B and FST Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.
The Trust, on behalf of the FST Resource and FST CMS Shares of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource and FST CMS Shares for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource and FST CMS Shares, which may then be paid by Goldman Sachs to authorized dealers.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s FST Class B and FST Class C Shares’ CDSCs that it retains. During the fiscal year ended August 31, 2010, Goldman Sachs has advised that it retained approximately $300 in CDSCs from FST Class C Shares and nothing from FST Class B Shares, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is calculated daily and paid monthly equal to an annual percentage rate of each Fund’s average daily net assets.

F. Other Agreements — GSAM agreed to limit certain “Other Expense” of the Funds (except for Tax-Exempt California and Tax-Exempt New York Funds) (excluding management fees, transfer agent fees and expenses, FST Class B and FST Class C distribution and service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of each Funds’ average daily net assets. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses.
GSAM has voluntarily agreed to reduce or limit the total operating expenses of the Tax-Exempt California and Tax-Exempt New York Funds (excluding Distribution, Administration, Service and Shareholder Administration plan fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) such that total operating expenses will not exceed 0.434% of the Funds’ average daily net assets. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Tax-Exempt California and Tax-Exempt New York Funds have entered into certain offset agreements with the custodian and transfer agent, which may result in a further reduction of the Funds’ net expenses.

G. Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds except Tax-Exempt California and Tax-Exempt New York Funds											Prime Obligations
		FST	FST	FST	FST	FST	FST	FST				FST		FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource		FST		Class B		Class C
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares		CMS		Shares		Shares

Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.50	0.50		0.50		N/A		N/A
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15	(a)	0.30	(a)	1.00	(b)	1.00	(b)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01

N/A — Fees not applicable to respective share class.
(a)	Distribution (12b-1) fee only.
(b)	Consists of fees paid for distribution services and personal and account maintenance services equal to 0.75% and 0.25%, respectively.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

			FST		FST
	FST		Administration		Service		FST
	Shares		Shares		Shares		CMS

Management Fee	0.35%		0.35%		0.35%		0.35%
Administration, Service and/or Shareholder Administration Fees	N/A		0.15		0.40		0.50
Distribution Fees	N/A		N/A		N/A		0.50	(a)
Transfer Agency Fee	0.01	(b)	0.01	(b)	0.01	(b)	0.01	(b)

N/A — Fees not applicable to respective share class.
(a)	Distribution (12b-1) fee only.
(b)	Prior to June 1, 2010, the transfer agency fee was 0.04%

Fund Effective Net Expenses (After waivers and reimbursements)

During the fiscal year ended August 31, 2010, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fee, respective class-specific fees (consisting of Distribution and Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. With the exception of GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal annually to 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, these waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following tables outline such fees (net of any waivers) and Other Expenses (net of reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the fiscal year ended August 31, 2010. As FST Premier, FST Resource, FST CMS, FST Class B and FST Class C Shares commenced operations during 2010, such ratios are annualized. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of net expenses to average net assets
	for the fiscal year ended August 31, 2010
		FST	FST	FST	FST	FST	FST	FST	FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Class B	Class C	Resource	FST
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.08	0.10	0.11	0.16	0.11	N/A	N/A	0.02	0.01
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.18	0.18	0.15	0.17
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.26	0.28	0.29	0.34	0.29	0.36	0.36	0.35	0.36

N/A — Fees not applicable to respective share class.
(a)	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of net expenses to average net assets
	for the fiscal year ended August 31, 2010
		FST	FST	FST	FST	FST	FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource	FST
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS

Federal
Management Fee(a)	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Administration, Service and/or Shareholder Administration Fees	N/A	0.02	0.04	0.04	0.05	0.04	0.04	0.00	0.00
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.04
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.20	0.22	0.24	0.24	0.25	0.24	0.24	0.20	0.24

Government
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.07	0.07	0.07	0.00	0.07	0.00	0.00
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.12
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.25	0.25	0.25	0.18	0.25	0.18	0.30

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.09	0.11	0.12	0.22	0.11	0.00	0.00
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.30
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.27	0.29	0.30	0.40	0.29	0.18	0.48

Tax-Exempt California
Management Fee(a)	0.22%	N/A	N/A	N/A	0.22%	N/A	0.22%	N/A	0.22%
Administration, Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.08	N/A	N/A	N/A	0.08	N/A	0.08	N/A	0.08

Net Expenses	0.30	N/A	N/A	N/A	0.30	N/A	0.30	N/A	0.30

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of net expenses to average net assets
	for the fiscal year ended August 31, 2010
		FST	FST	FST	FST	FST	FST	FST
	FST	Select	Preferred	Capital	Administration	Premier	Service	Resource	FST
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	CMS

Tax-Exempt New York
Management Fee(a)	0.22%	N/A	N/A	N/A	0.22%	N/A	0.22%	N/A	0.22%
Administration, Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.08	N/A	N/A	N/A	0.08	N/A	0.08	N/A	0.08

Net Expenses	0.30	N/A	N/A	N/A	0.30	N/A	0.30	N/A	0.30

Tax-Free Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.12	0.15	0.12	0.13	0.00	0.00
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.14	0.22
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.18	0.21	0.28	0.30	0.33	0.30	0.31	0.32	0.40

Treasury Instruments
Management Fee(a)	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Administration, Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14

Treasury Obligations
Management Fee(a)	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Administration, Service and/or Shareholder Administration Fees	N/A	0.02	0.02	0.02	0.02	0.02	0.02	0.00	0.00
Distribution and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.01
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Net Expenses	0.19	0.21	0.21	0.21	0.21	0.21	0.21	0.19	0.20

N/A – Fees not applicable to respective share class.
(a)	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2010, expense reductions including any fee waivers and other expense reimbursements were as follows (in thousands):

			Distribution,
			Administration,
			Service and/or
			Shareholder
			Administration
	Management	Transfer Agent	Plans	Custody Fee	Other Expense	Total Expense
Fund	Fee Waivers	Fee Waivers	Fee Waivers	Reduction	Reimbursements	Reductions

Federal	$4,540	$192	$5,831	$22	$—	$10,585

Government	19,776	45	7,718	6	—	27,545

Money Market	8,665	—	2,913	2	—	11,580

Prime Obligations	14,003	—	8,932	2	—	22,937

Tax-Exempt California	360	93	311	—	77	841

Tax-Exempt New York	302	80	275	—	77	734

Tax-Free Money Market	4,442	—	795	4	—	5,241

Treasury Instruments	14,925	1,824	4,901	15	—	21,665

Treasury Obligations	6,369	375	10,242	4	—	16,990

As of August 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

			Distribution
	Management	Transfer Agent	and Service
Fund	Fees	Fees	Fees	Total

Federal	$2,573	$143	$7	$2,723

Government	4,601	288	—	4,889

Money Market	2,295	143	—	2,438

Prime Obligations	3,852	241	7	4,100

Tax-Exempt California	45	—	—	45

Tax-Exempt New York	29	—	—	29

Tax-Free Money Market	1,362	85	—	1,447

Treasury Instruments	2,657	—	—	2,657

Treasury Obligations	2,202	120	—	2,322

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Line of Credit Facility — As of August 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

I. Other Transaction with Affiliate — On September 22, 2008, The Goldman Sachs Group Inc. made a voluntary and irrevocable capital infusion of $100,000,000 to the Prime Obligations Fund. This action was taken to ensure the Fund maintained the highest credit rating possible during a period in which the credit markets endured extremely volatile market conditions.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows:

					Tax-	Tax-	Tax-Free
			Money	Prime	Exempt	Exempt	Money	Treasury	Treasury
	Federal	Government	Market	Obligations	California	New York	Market	Instruments	Obligations

Distributions paid from:
Ordinary Income	$8,027,941	$33,259,107	$22,169,845	$28,849,266	$—	$19,180	$597,676	$2,254,990	$6,223,138
Net long-term capital gains	—	—	—	—	—	27,167	597,676	—	—
Tax-Exempt Income	—	—	—	—	25,072	21,347	12,969,880	—	—

Total distributions	$8,027,941	$33,259,107	$22,169,845	$28,849,266	$25,072	$67,694	$14,165,232	$2,254,990	$6,223,138

The tax character of distributions paid during the fiscal period ended August 31, 2009 was as follows:

					Tax-	Tax-	Tax-Free
			Money	Prime	Exempt	Exempt	Money	Treasury	Treasury
	Federal	Government	Market	Obligations	California	New York	Market	Instruments	Obligations

Distributions paid from:
Ordinary Income	$64,270,194	$178,115,991	$82,378,825	$97,161,817	$—	$—	$—	$26,602,465	$26,207,244
Net long-term capital gains	—	472,862	161,200	—	—	—	—	—	—
Tax-Exempt Income	—	—	—	—	88,567	75,441	25,077,925	—	—

Total distributions	$64,270,194	$178,588,853	$82,540,025	$97,161,817	$88,567	$75,441	$25,077,925	$26,602,465	$26,207,244

The tax character of distributions paid during the fiscal year ended December 31, 2008 was ordinary income for the Federal, Government, Money Market, Prime Obligations, Treasury Instruments and Treasury Obligations Funds.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

5. TAX INFORMATION (continued)

For the Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds, the tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Tax-Exempt	Tax-Exempt	Tax-Free
	California	New York	Money Market

Distributions paid from:
Ordinary Income	$—	$—	$871,701
Tax-Exempt Income	9,828,404	6,749,881	222,359,295
Taxable Income	125,886	83,575	—
Net long-term capital gains	25,192	33,131	667,137

Total Distributions	$9,979,482	$6,866,587	$223,898,133

As of August 31, 2010, the components of accumulated earnings on a tax basis were as follows:

					Tax-	Tax-	Tax-Free
			Money	Prime	Exempt	Exempt	Money	Treasury	Treasury
	Federal	Government	Market	Obligations	California	New York	Market	Instruments	Obligations

Undistributed ordinary income — net	$173,732	$1,952,966	$1,119,629	$2,568,039	$4,619	$34,032	$597,412	$70,797	$148,395
Undistributed Tax Exempt Income — net	—	—	—	—	—	642	193,935	—	—
Undistributed long-term capital gains	—	—	—	—	—	—	313,476	—	—

Total undistributed earnings	$173,732	$1,952,966	$1,119,629	$2,568,039	$4,619	$34,674	$1,104,823	$70,797	$148,395

Capital loss carryforward:[1]
Expiring 2016	—	—	—	(801,235)	—	—	—	—	—
Timing differences (Dividend payable)	(160,585)	(1,819,441)	(1,124,879)	(1,799,347)	—	—	(194,291)	(40,987)	(149,350)

Total accumulated earnings (losses) — net	$13,147	$133,525	$(5,250)	$(32,543)	$4,619	$34,674	$910,532	$29,810	$(955)

[1]	Expiration occurs on August 31 of the year indicated. The Prime Obligations Fund utilized $5,645,872 of capital losses in the current fiscal year.

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations and net operating losses.

	Accumulated	Accumulated
	Net Realized	Undistributed Net
Fund	Gain (Loss)	Investment Income (Loss)

Federal	$325,039	$(325,039)

Government	841,141	(841,141)

Money Market	1,610,616	(1,610,616)

Prime Obligations	6,566,620	(6,566,620)

Treasury Instruments	(1,271,099)	1,271,099

Treasury Obligations	976,230	(976,230)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

A. Interest Rate Risk — In a declining interest rate environment, low yields on the Funds’ securities may have an adverse impact on the Funds’ ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as FST Class B and FST Class C Distribution and Service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, transfer agency and management fees) which can fluctuate daily.

B. Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

C. Portfolio Concentration Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a large percentage of their assets in obligations of issuers within certain states, which makes them subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.
In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by the adverse events currently affecting these states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the Funds’ income, NAV and ability to preserve capital or liquidity could be adversely affected.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Goldman Sachs money market funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Federal Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	61,580,663,393	60,949,178,413	95,446,773,943
Reinvestment of distributions	5,877,637	48,340,006	390,296,824
Shares redeemed	(68,696,813,544)	(72,113,419,286)	(79,726,945,092)

	(7,110,272,514)	(11,115,900,867)	16,110,125,675

FST Select Shares
Shares sold	155,979,906	408,461,186	359,442,777
Reinvestment of distributions	44,331	113,297	47,302
Shares redeemed	(307,227,290)	(241,987,360)	(269,630,420)

	(151,203,053)	166,587,123	89,859,659

FST Preferred Shares
Shares sold	1,032,198,588	1,828,812,056	2,735,581,299
Reinvestment of distributions	30,392	548,287	6,945,566
Shares redeemed	(1,258,819,909)	(1,808,839,758)	(2,566,415,890)

	(226,590,929)	20,520,585	176,110,975

FST Capital Shares
Shares sold	550,538,130	358,946,681	254,718,165
Reinvestment of distributions	4,453	44,454	375,281
Shares redeemed	(635,846,866)	(237,658,210)	(226,655,921)

	(85,304,283)	121,332,925	28,437,525

FST Administration Shares
Shares sold	2,522,755,215	2,702,076,673	7,897,386,576
Reinvestment of distributions	32,726	481,271	9,597,516
Shares redeemed	(2,841,138,645)	(3,275,384,328)	(7,022,983,161)

	(318,350,704)	(572,826,384)	884,000,931

FST Premier Shares(a)
Shares sold	1,531,348,319	—	—
Reinvestment of distributions	8,265	—	—
Shares redeemed	(52,055,356)	—	—

	1,479,301,228	—	—

FST Service Shares
Shares sold	4,228,912,216	5,331,458,209	9,892,830,324
Reinvestment of distributions	37,939	120,927	11,326,779
Shares redeemed	(4,341,918,929)	(5,776,190,572)	(9,518,423,956)

	(112,968,774)	(444,611,436)	385,733,147

FST Resource Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Cash Management Shares(a)
Shares sold	269,890,217	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	(59,723,077)	—	—

	210,167,140	—	—

NET INCREASE (DECREASE) IN SHARES	(6,315,220,889)	(11,824,898,054)	17,674,267,912

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	234,435,096,510	224,021,991,701	182,355,935,294
Reinvestment of distributions	11,723,500	90,898,407	250,189,316
Shares redeemed	(260,201,777,183)	(221,045,603,419)	(143,726,486,878)

	(25,754,957,173)	3,067,286,689	38,879,637,732

FST Select Shares
Shares sold	1,861,462,623	3,363,787,237	5,895,762,249
Reinvestment of distributions	928,980	4,228,623	20,730,074
Shares redeemed	(2,855,102,505)	(2,371,884,896)	(5,132,821,699)

	(992,710,902)	996,130,964	783,670,624

FST Preferred Shares
Shares sold	6,701,619,562	2,710,161,982	4,405,165,458
Reinvestment of distributions	66,635	952,474	7,679,689
Shares redeemed	(6,791,368,012)	(2,860,036,835)	(4,057,557,776)

	(89,681,815)	(148,922,379)	355,287,371

FST Capital Shares
Shares sold	14,682,546,426	7,759,681,275	11,701,527,932
Reinvestment of distributions	58,676	1,832,756	6,731,377
Shares redeemed	(14,845,375,161)	(7,994,944,062)	(10,807,155,964)

	(162,770,059)	(233,430,031)	901,103,345

FST Administration Shares
Shares sold	9,762,142,919	7,974,257,545	12,397,209,009
Reinvestment of distributions	30,716	697,386	8,924,028
Shares redeemed	(10,581,645,343)	(8,752,931,106)	(10,297,995,836)

	(819,471,708)	(777,976,175)	2,108,137,201

FST Premier Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Service Shares
Shares sold	2,540,369,009	1,965,129,286	3,360,262,990
Reinvestment of distributions	20,695	220,867	4,229,240
Shares redeemed	(2,668,760,790)	(2,136,252,562)	(3,095,216,571)

	(128,371,086)	(170,902,409)	269,275,659

FST Resource Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Cash Management Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

NET INCREASE (DECREASE) IN SHARES	(27,947,959,743)	2,732,186,659	43,297,111,932

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	108,081,839,741	99,436,717,861	151,001,014,449
Reinvestment of distributions	15,626,524	57,011,837	337,197,673
Shares redeemed	(114,464,612,774)	(95,956,541,304)	(154,998,013,750)

	(6,367,146,509)	3,537,188,394	(3,659,801,628)

FST Select Shares
Shares sold	1,364,508,787	71,979,946	349,544,061
Reinvestment of distributions	50,891	146,430	2,484,208
Shares redeemed	(1,039,138,594)	(83,436,664)	(380,774,930)

	325,421,084	(11,310,288)	(28,746,661)

FST Preferred Shares
Shares sold	462,674,841	423,598,980	1,188,890,576
Reinvestment of distributions	28,886	286,650	3,555,441
Shares redeemed	(453,298,839)	(424,060,161)	(1,266,239,330)

	9,404,888	(174,531)	(73,793,313)

FST Capital Shares
Shares sold	516,976,285	373,583,446	263,275,228
Reinvestment of distributions	16,016	158,942	1,010,441
Shares redeemed	(511,355,894)	(347,850,691)	(268,195,734)

	5,636,407	25,891,697	(3,910,065)

FST Administration Shares
Shares sold	3,188,439,969	3,241,857,122	5,354,580,747
Reinvestment of distributions	68,016	1,452,169	14,568,311
Shares redeemed	(3,823,262,000)	(2,513,002,932)	(5,859,482,127)

	(634,754,015)	730,306,359	(490,333,069)

FST Premier Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Service Shares
Shares sold	786,938,378	1,940,485,449	2,056,079,035
Reinvestment of distributions	25,504	376,641	8,608,959
Shares redeemed	(1,086,051,777)	(2,028,120,984)	(2,153,176,787)

	(299,087,895)	(87,258,894)	(88,488,793)

FST Resource Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Cash Management Shares(a)
Shares sold	1,001	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,001	—	—

NET INCREASE (DECREASE) IN SHARES	(6,960,523,039)	4,194,642,737	(4,345,073,529)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	117,425,615,749	125,864,446,108	290,149,281,542
Reinvestment of distributions	11,796,301	33,448,137	362,970,659
Shares redeemed	(125,216,039,121)	(120,367,566,920)	(301,510,689,365)

	(7,778,627,071)	5,530,327,325	(10,998,437,164)

FST Select Shares
Shares sold	545,405,225	324,404,380	2,221,385,557
Reinvestment of distributions	92,808	229,737	7,447,772
Shares redeemed	(537,895,208)	(321,222,660)	(2,400,147,966)

	7,602,825	3,411,457	(171,314,637)

FST Preferred Shares
Shares sold	6,838,807,255	9,327,080,055	18,398,316,025
Reinvestment of distributions	174,748	2,069,574	28,342,874
Shares redeemed	(7,714,669,619)	(9,488,719,280)	(18,195,577,799)

	(875,687,616)	(159,569,651)	231,081,100

FST Capital Shares
Shares sold	4,880,554,976	3,901,021,645	10,756,157,422
Reinvestment of distributions	31,937	606,233	6,791,256
Shares redeemed	(5,122,989,608)	(4,110,975,961)	(10,772,852,804)

	(242,402,695)	(209,348,083)	(9,904,126)

FST Administration Shares
Shares sold	15,685,038,552	9,009,126,388	20,007,946,428
Reinvestment of distributions	66,842	1,269,911	17,263,204
Shares redeemed	(16,476,837,481)	(9,085,264,475)	(21,829,342,267)

	(791,732,087)	(74,868,176)	(1,804,132,635)

FST Premier Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Service Shares
Shares sold	5,684,260,968	4,752,270,335	11,760,035,890
Reinvestment of distributions	61,176	411,466	18,398,641
Shares redeemed	(5,799,761,934)	(5,278,136,573)	(12,476,719,409)

	(115,439,790)	(525,454,772)	(698,284,878)

FST Class B Shares(a)
Shares sold	8,616,917	—	—
Reinvestment of distributions	33	—	—
Shares redeemed	(789,681)	—	—

	7,827,269	—	—

FST Class C Shares(a)
Shares sold	31,168,349	—	—
Reinvestment of distributions	242	—	—
Shares redeemed	(1,196,055)	—	—

	29,972,536	—	—

FST Resource Shares(a)
Shares sold	134,771,222	—	—
Reinvestment of distributions	70	—	—
Shares redeemed	(7,817)	—	—

	134,763,475	—	—

FST Cash Management Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

NET INCREASE (DECREASE) IN SHARES	(9,623,721,154)	4,564,498,100	(13,450,992,340)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource, FST Cash Management, FST Class B and FST Class C Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt California Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	89,222,963	59,293,679	388,364,398
Reinvestment of distributions	6,186	31,077	1,841,373
Shares redeemed	(73,834,866)	(138,749,217)	(419,311,817)

	15,394,283	(79,424,461)	(29,106,046)

FST Administration Shares
Shares sold	854,322,097	761,899,864	3,505,323,315
Reinvestment of distributions	18,684	35,595	7,126,986
Shares redeemed	(938,657,692)	(1,016,974,218)	(3,507,156,606)

	(84,316,911)	(255,038,759)	5,293,695

FST Service Shares
Shares sold	151	1,339,295	6,711,295
Reinvestment of distributions	—	—	21
Shares redeemed	(151)	(1,783,055)	(6,267,535)

	—	(443,760)	443,781

FST Cash Management Shares
Shares sold	1	—	—
Reinvestment of distributions	—	—	10
Shares redeemed	(1)	—	—

	—	—	10

NET INCREASE (DECREASE) IN SHARES	(68,922,628)	(334,906,980)	(23,368,560)

*	The Fund changed its fiscal year end from December 31 to August 31.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt New York Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	98,741,861	46,673,142	155,327,016
Reinvestment of distributions	12,653	30,915	1,086,664
Shares redeemed	(99,108,774)	(73,458,475)	(135,805,178)

	(354,260)	(26,754,418)	20,608,502

FST Administration Shares
Shares sold	476,103,195	812,379,844	3,764,383,166
Reinvestment of distributions	54,554	43,379	5,717,274
Shares redeemed	(591,963,512)	(988,076,439)	(3,604,547,008)

	(115,805,763)	(175,653,216)	165,553,432

FST Service Shares
Shares sold	—	—	—
Reinvestment of distributions	18	6	978
Shares redeemed	(74,988)	—	(393,432)

	(74,970)	6	(392,454)

FST Cash Management Shares
Shares sold	601	—	97
Reinvestment of distributions	1	—	12
Shares redeemed	(601)	—	(192)

	1	—	(83)

NET INCREASE (DECREASE) IN SHARES	(116,234,992)	(202,407,628)	185,769,397

*	The Fund changed its fiscal year end from December 31 to August 31.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	29,228,214,988	17,508,072,733	47,956,643,891
Reinvestment of distributions	10,603,503	18,670,076	147,513,567
Shares redeemed	(29,754,884,160)	(17,768,813,213)	(47,515,484,612)

	(516,065,669)	(242,070,404)	588,672,846

FST Select Shares
Shares sold	116,544,303	136,269,921	194,930,312
Reinvestment of distributions	102,985	137,189	890,047
Shares redeemed	(150,457,574)	(91,453,314)	(226,502,211)

	(33,810,286)	44,953,796	(30,681,852)

FST Preferred Shares
Shares sold	76,905,101	56,931,087	823,180,411
Reinvestment of distributions	14,557	42,219	884,714
Shares redeemed	(79,902,161)	(93,966,195)	(962,375,042)

	(2,982,503)	(36,992,889)	(138,309,917)

FST Capital Shares
Shares sold	170,196,387	127,256,334	1,247,652,479
Reinvestment of distributions	1,374	10,569	320,908
Shares redeemed	(322,529,006)	(258,588,498)	(1,271,632,304)

	(152,331,245)	(131,321,595)	(23,658,917)

FST Administration Shares
Shares sold	1,702,709,551	1,070,926,199	2,143,085,486
Reinvestment of distributions	14,709	80,909	1,933,386
Shares redeemed	(1,695,194,674)	(1,125,262,086)	(2,540,229,124)

	7,529,586	(54,254,978)	(395,210,252)

FST Premier Shares(a)
Shares sold	695,943,166	—	—
Reinvestment of distributions	3,880	—	—
Shares redeemed	(151,672,188)	—	—

	544,274,858	—	—

FST Service Shares
Shares sold	393,045,139	408,475,017	1,116,845,752
Reinvestment of distributions	5,455	5,877	1,021,154
Shares redeemed	(419,809,201)	(617,340,292)	(1,169,788,737)

	(26,758,607)	(208,859,398)	(51,921,831)

FST Resource Shares(a)
Shares sold	14,321,457	—	—
Reinvestment of distributions	6	—	—
Shares redeemed	(40,828)	—	—

	14,280,635	—	—

FST Cash Management Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

NET INCREASE (DECREASE) IN SHARES	(165,862,231)	(628,545,468)	(51,109,923)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	56,550,722,443	30,100,521,981	107,607,236,523
Reinvestment of distributions	1,561,575	19,342,879	179,971,525
Shares redeemed	(58,820,732,626)	(44,308,135,666)	(84,488,433,638)

	(2,268,448,608)	(14,188,270,806)	23,298,774,410

FST Select Shares
Shares sold	1,356,841,897	695,313,159	497,125,598
Reinvestment of distributions	17,601	124,642	766,531
Shares redeemed	(1,346,282,637)	(657,254,013)	(392,047,388)

	10,576,861	38,183,788	105,844,741

FST Preferred Shares
Shares sold	2,058,407,188	1,130,635,662	3,387,898,318
Reinvestment of distributions	23,812	153,059	3,613,043
Shares redeemed	(2,070,348,128)	(1,166,139,606)	(3,254,368,207)

	(11,917,128)	(35,350,885)	137,143,154

FST Capital Shares
Shares sold	734,041,666	173,063,976	1,034,685,307
Reinvestment of distributions	6,530	29,842	941,011
Shares redeemed	(688,876,831)	(280,973,442)	(882,872,709)

	45,171,365	(107,879,624)	152,753,609

FST Administration Shares
Shares sold	3,536,045,761	1,240,366,557	20,202,207,926
Reinvestment of distributions	49,160	181,382	15,549,178
Shares redeemed	(3,584,715,048)	(2,846,913,876)	(18,687,527,434)

	(48,620,127)	(1,606,365,937)	1,530,229,670

FST Premier Shares(a)
Shares sold	466,058,547	—	—
Reinvestment of distributions	1,881	—	—
Shares redeemed	(95,260,269)	—	—

	370,800,159	—	—

FST Service Shares
Shares sold	1,592,670,346	405,713,353	4,210,042,437
Reinvestment of distributions	14,852	25,781	5,426,199
Shares redeemed	(1,529,939,365)	(783,058,851)	(4,261,766,783)

	62,745,833	(377,319,717)	(46,298,147)

FST Resource Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Cash Management Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

NET INCREASE (DECREASE) IN SHARES	(1,839,689,645)	(16,277,003,181)	25,178,447,437

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal	For the Period	For the Fiscal
	Year Ended	January 1, 2009 to	Year Ended
	August 31, 2010	August 31, 2009*	December 31, 2008

FST Shares
Shares sold	85,394,066,932	67,460,822,354	86,026,192,902
Reinvestment of distributions	2,422,093	9,811,836	126,955,170
Shares redeemed	(93,680,057,915)	(62,540,627,887)	(85,796,774,424)

	(8,283,568,890)	4,930,006,303	356,373,648

FST Select Shares
Shares sold	468,254,291	885,487,711	392,524,307
Reinvestment of distributions	92,493	155,656	80,822
Shares redeemed	(938,614,414)	(248,701,784)	(359,709,857)

	(470,267,630)	636,941,583	32,895,272

FST Preferred Shares
Shares sold	1,663,686,430	1,065,224,770	602,927,104
Reinvestment of distributions	40,721	174,644	1,783,834
Shares redeemed	(1,761,939,238)	(1,007,316,611)	(1,004,702,743)

	(98,212,087)	58,082,803	(399,991,805)

FST Capital Shares
Shares sold	669,975,983	622,165,585	623,050,585
Reinvestment of distributions	18,467	56,702	2,085,373
Shares redeemed	(776,804,635)	(652,325,096)	(583,383,040)

	(106,810,185)	(30,102,809)	41,752,918

FST Administration Shares
Shares sold	25,889,173,736	22,157,569,902	15,636,676,978
Reinvestment of distributions	74,465	76,169	4,153,721
Shares redeemed	(26,209,539,444)	(21,956,717,502)	(16,432,817,709)

	(320,291,243)	200,928,569	(791,987,010)

FST Premier Shares(a)
Shares sold	135,950,195	—	—
Reinvestment of distributions	719	—	—
Shares redeemed	(10,815,162)	—	—

	125,135,752	—	—

FST Service Shares
Shares sold	5,052,123,995	3,337,910,933	6,847,973,129
Reinvestment of distributions	93,711	64,096	12,853,684
Shares redeemed	(4,878,590,403)	(3,636,942,121)	(7,340,252,314)

	173,627,303	(298,967,092)	(479,425,501)

FST Resource Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

FST Cash Management Shares(a)
Shares sold	1,000	—	—
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	—

	1,000	—	—

NET INCREASE (DECREASE) IN SHARES	(8,980,384,980)	5,496,889,357	(1,240,382,478)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	FST Premier, FST Resource and FST Cash Management Shares commenced operations on May 14, 2010.

FINANCIAL SQUARE FEDERAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$—	(c)	$—	(c)
2010-FST Select Shares	1.00	—	(c)	—	(c)
2010-FST Preferred Shares	1.00	—	(c)	—	(c)
2010-FST Capital Shares	1.00	—	(c)	—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.002	(e)	(0.002	)(e)
2009-FST Select Shares	1.00	0.002	(e)	(0.002	)(e)
2009-FST Preferred Shares	1.00	0.002	(e)	(0.002	)(e)
2009-FST Capital Shares	1.00	0.001	(e)	(0.001	)(e)
2009-FST Administration Shares	1.00	0.001	(e)	(0.001	)(e)
2009-FST Service Shares	1.00	—	(c)(e)	—	(c)(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.025	(e)	(0.025	)(e)
2008-FST Select Shares	1.00	0.024	(e)	(0.024	)(e)
2008-FST Preferred Shares	1.00	0.024	(e)	(0.024	)(e)
2008-FST Capital Shares	1.00	0.023	(e)	(0.023	)(e)
2008-FST Administration Shares	1.00	0.022	(e)	(0.022	)(e)
2008-FST Service Shares	1.00	0.020	(e)	(0.020	)(e)

2007-FST Shares	1.00	0.050		(0.050)
2007-FST Select Shares	1.00	0.049		(0.049)
2007-FST Preferred Shares	1.00	0.049		(0.049)
2007-FST Capital Shares	1.00	0.048		(0.048)
2007-FST Administration Shares	1.00	0.047		(0.047)
2007-FST Service Shares	1.00	0.045		(0.045)

2006-FST Shares	1.00	0.048		(0.048)
2006-FST Select Shares	1.00	0.047		(0.047)
2006-FST Preferred Shares	1.00	0.047		(0.047)
2006-FST Capital Shares	1.00	0.046		(0.046)
2006-FST Administration Shares	1.00	0.045		(0.045)
2006-FST Service Shares	1.00	0.043		(0.043)

2005-FST Shares	1.00	0.030		(0.030)
2005-FST Select Shares	1.00	0.030		(0.030)
2005-FST Preferred Shares	1.00	0.029		(0.029)
2005-FST Capital Shares	1.00	0.029		(0.029)
2005-FST Administration Shares	1.00	0.028		(0.028)
2005-FST Service Shares	1.00	0.025		(0.025)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Net investment income and distributions from net investment income contain $0.0002 and $(0.0002), and $0.0003 and $(0.0003), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income (loss) to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.05%	$12,958,372	0.20%		0.23%		0.03%
1.00	0.02	105,245	0.22		0.25		0.01
1.00	0.01	285,291	0.24		0.33		(0.01)
1.00	0.01	72,407	0.24		0.37		(0.01)
1.00	0.01	579,217	0.25		0.48		(0.01)
1.00	0.01	1,479,302	0.24	(d)	0.58	(d)	0.01	(d)
1.00	0.01	774,348	0.24		0.73		(0.01)
1.00	0.01	1	0.20	(d)	0.73	(d)	0.06	(d)
1.00	0.01	210,167	0.24	(d)	1.03	(d)	0.01	(d)

1.00	0.22	20,069,801	0.21	(d)	0.24	(d)	0.32	(d)
1.00	0.20	256,463	0.24	(d)	0.27	(d)	0.24	(d)
1.00	0.15	511,911	0.31	(d)	0.34	(d)	0.19	(d)
1.00	0.12	157,721	0.36	(d)	0.39	(d)	0.09	(d)
1.00	0.07	897,620	0.44	(d)	0.49	(d)	0.10	(d)
1.00	0.02	887,368	0.53	(d)	0.74	(d)	—	(d)(f)

1.00	2.48	31,185,150	0.21		0.24		2.34
1.00	2.45	89,863	0.24		0.27		2.29
1.00	2.38	491,371	0.31		0.34		2.32
1.00	2.33	36,379	0.36		0.39		1.99
1.00	2.22	1,470,423	0.46		0.49		2.01
1.00	1.97	1,331,954	0.71		0.74		1.88

1.00	5.07	15,074,711	0.20		0.23		4.92
1.00	5.04	1	0.23		0.26		4.91
1.00	4.97	315,256	0.30		0.33		4.80
1.00	4.91	7,941	0.35		0.38		4.77
1.00	4.81	586,405	0.45		0.48		4.71
1.00	4.55	946,214	0.70		0.73		4.42

1.00	4.87	8,565,756	0.20		0.23		4.77
1.00	4.84	1	0.23		0.26		4.60
1.00	4.77	132,530	0.30		0.33		4.66
1.00	4.72	3,613	0.35		0.38		4.62
1.00	4.61	754,867	0.45		0.48		4.54
1.00	4.35	778,820	0.70		0.73		4.27

1.00	3.03	7,555,583	0.20		0.22		3.02
1.00	3.00	3	0.21		0.23		2.99
1.00	2.93	142,604	0.30		0.32		3.15
1.00	2.88	3,772	0.35		0.37		2.84
1.00	2.78	696,899	0.45		0.47		2.78
1.00	2.52	608,554	0.70		0.72		2.56

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$0.001		$(0.001)
2010-FST Select Shares	1.00	0.001		(0.001)
2010-FST Preferred Shares	1.00	—	(c)	—	(c)
2010-FST Capital Shares	1.00	—	(c)	—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.003	(e)	(0.003	)(e)
2009-FST Select Shares	1.00	0.003	(e)	(0.003	)(e)
2009-FST Preferred Shares	1.00	0.002	(e)	(0.002	)(e)
2009-FST Capital Shares	1.00	0.002	(e)	(0.002	)(e)
2009-FST Administration Shares	1.00	0.001	(e)	(0.001	)(e)
2009-FST Service Shares	1.00	0.001	(e)	(0.001	)(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.025	(e)	(0.025	)(e)
2008-FST Select Shares	1.00	0.025	(e)	(0.025	)(e)
2008-FST Preferred Shares	1.00	0.024	(e)	(0.024	)(e)
2008-FST Capital Shares	1.00	0.023	(e)	(0.023	)(e)
2008-FST Administration Shares	1.00	0.022	(e)	(0.022	)(e)
2008-FST Service Shares	1.00	0.020	(e)	(0.020	)(e)

2007-FST Shares	1.00	0.050		(0.050)
2007-FST Select Shares	1.00	0.050		(0.050)
2007-FST Preferred Shares	1.00	0.049		(0.049)
2007-FST Capital Shares	1.00	0.049		(0.049)
2007-FST Administration Shares	1.00	0.047		(0.047)
2007-FST Service Shares	1.00	0.045		(0.045)

2006-FST Shares	1.00	0.049		(0.049)
2006-FST Select Shares	1.00	0.048		(0.048)
2006-FST Preferred Shares	1.00	0.047		(0.047)
2006-FST Capital Shares	1.00	0.047		(0.047)
2006-FST Administration Shares	1.00	0.046		(0.046)
2006-FST Service Shares	1.00	0.043		(0.043)

2005-FST Shares	1.00	0.031		(0.031)
2005-FST Select Shares	1.00	0.030		(0.030)
2005-FST Preferred Shares	1.00	0.030		(0.030)
2005-FST Capital Shares	1.00	0.029		(0.029)
2005-FST Administration Shares	1.00	0.028		(0.028)
2005-FST Service Shares	1.00	0.026		(0.026)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Net investment income and distributions from net investment income contain $0.0005 and $(0.0005), and $0.001 and $(0.001) of net realized capital gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income (loss) to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.08%	$26,136,102	0.18%		0.23%		0.06%
1.00	0.05	1,225,360	0.21		0.26		0.03
1.00	0.02	783,466	0.25		0.33		(0.01)
1.00	0.01	859,594	0.25		0.38		(0.01)
1.00	0.01	2,397,534	0.25		0.48		(0.02)
1.00	0.01	1	0.18	(d)	0.58	(d)	0.25	(d)
1.00	0.01	377,138	0.25		0.73		(0.02)
1.00	0.01	1	0.18	(d)	0.73	(d)	0.25	(d)
1.00	0.01	1	0.30	(d)	1.03	(d)	(0.18	)(d)

1.00	0.29	51,896,720	0.19	(d)	0.24	(d)	0.35	(d)
1.00	0.27	2,218,312	0.22	(d)	0.27	(d)	0.30	(d)
1.00	0.22	873,242	0.29	(d)	0.34	(d)	0.26	(d)
1.00	0.19	1,022,472	0.34	(d)	0.39	(d)	0.23	(d)
1.00	0.13	3,217,353	0.43	(d)	0.49	(d)	0.13	(d)
1.00	0.05	505,564	0.58	(d)	0.74	(d)	(0.01	)(d)

1.00	2.51	48,835,964	0.19		0.24		2.17
1.00	2.48	1,222,242	0.22		0.27		2.24
1.00	2.41	1,022,324	0.29		0.34		2.28
1.00	2.36	1,256,106	0.34		0.39		2.15
1.00	2.25	3,995,979	0.44		0.49		2.06
1.00	2.00	676,581	0.69		0.74		1.85

1.00	5.13	9,944,020	0.18		0.24		4.88
1.00	5.10	438,264	0.21		0.27		4.79
1.00	5.03	666,779	0.28		0.34		4.87
1.00	4.97	354,687	0.33		0.39		4.69
1.00	4.87	1,886,834	0.43		0.49		4.72
1.00	4.61	407,134	0.68		0.74		4.52

1.00	4.95	3,117,679	0.18		0.24		4.89
1.00	4.92	82,500	0.21		0.27		4.83
1.00	4.85	384,397	0.28		0.34		4.74
1.00	4.80	153,254	0.33		0.39		4.71
1.00	4.69	1,150,955	0.43		0.49		4.60
1.00	4.43	374,543	0.68		0.74		4.38

1.00	3.10	2,715,310	0.18		0.23		3.07
1.00	3.07	75,772	0.21		0.26		2.87
1.00	3.00	406,025	0.28		0.33		2.91
1.00	2.95	113,461	0.33		0.38		2.99
1.00	2.85	1,163,046	0.43		0.48		2.86
1.00	2.59	293,121	0.68		0.73		2.58

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$0.001		$(0.001)
2010-FST Select Shares	1.00	0.001		(0.001)
2010-FST Preferred Shares	1.00	—	(c)	—	(c)
2010-FST Capital Shares	1.00	—	(c)	—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.004	(f)	(0.004	)(f)
2009-FST Select Shares	1.00	0.004	(f)	(0.004	)(f)
2009-FST Preferred Shares	1.00	0.003	(f)	(0.003	)(f)
2009-FST Capital Shares	1.00	0.003	(f)	(0.003	)(f)
2009-FST Administration Shares	1.00	0.002	(f)	(0.002	)(f)
2009-FST Service Shares	1.00	0.001	(f)	(0.001	)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.027		(0.027)
2008-FST Select Shares	1.00	0.026		(0.026)
2008-FST Preferred Shares	1.00	0.026		(0.026)
2008-FST Capital Shares	1.00	0.025		(0.025)
2008-FST Administration Shares	1.00	0.024		(0.024)
2008-FST Service Shares	1.00	0.022		(0.022)

2007-FST Shares	1.00	0.051		(0.051)
2007-FST Select Shares	1.00	0.051		(0.051)
2007-FST Preferred Shares	1.00	0.050		(0.050)
2007-FST Capital Shares	1.00	0.050		(0.050)
2007-FST Administration Shares	1.00	0.049		(0.049)
2007-FST Service Shares	1.00	0.046		(0.046)

2006-FST Shares	1.00	0.049		(0.049)
2006-FST Select Shares	1.00	0.049		(0.049)
2006-FST Preferred Shares	1.00	0.048		(0.048)
2006-FST Capital Shares	1.00	0.047		(0.047)
2006-FST Administration Shares	1.00	0.046		(0.046)
2006-FST Service Shares	1.00	0.044		(0.044)

2005-FST Shares	1.00	0.031		(0.031)
2005-FST Select Shares	1.00	0.031		(0.031)
2005-FST Preferred Shares	1.00	0.030		(0.030)
2005-FST Capital Shares	1.00	0.029		(0.029)
2005-FST Administration Shares	1.00	0.029		(0.029)
2005-FST Service Shares	1.00	0.026		(0.026)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0001 and $(0.0001) of net realized gains and distributions from net realized gains for the period ended August 31, 2009.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income (loss) to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.13%	$15,510,366	0.18%		0.23%		0.10%
1.00	0.10	368,196	0.21		0.26		0.11
1.00	0.04	97,072	0.27		0.33		0.03
1.00	0.02	81,640	0.29		0.38		—	(e)
1.00	0.01	780,326	0.30		0.48		(0.01)
1.00	0.01	1	0.40	(d)	0.58	(d)	0.01	(d)
1.00	0.01	173,360	0.29		0.73		(0.02)
1.00	0.01	1	0.18	(d)	0.73	(d)	0.31	(d)
1.00	0.01	1	0.48	(d)	0.97	(d)	(0.22	)(d)

1.00	0.38	21,878,982	0.21	(d)	0.26	(d)	0.55	(d)
1.00	0.36	42,778	0.24	(d)	0.29	(d)	0.60	(d)
1.00	0.32	87,673	0.31	(d)	0.36	(d)	0.46	(d)
1.00	0.28	76,008	0.36	(d)	0.41	(d)	0.38	(d)
1.00	0.22	1,415,175	0.45	(d)	0.51	(d)	0.23	(d)
1.00	0.11	472,480	0.62	(d)	0.76	(d)	0.15	(d)

1.00	2.70	18,340,321	0.19		0.24		2.74
1.00	2.67	54,085	0.22		0.27		2.80
1.00	2.60	87,841	0.29		0.34		2.75
1.00	2.54	50,112	0.34		0.39		2.59
1.00	2.44	684,773	0.44		0.49		2.51
1.00	2.19	559,707	0.69		0.74		2.24

1.00	5.26	22,000,123	0.18		0.23		5.12
1.00	5.23	82,832	0.21		0.26		5.14
1.00	5.15	161,635	0.28		0.33		5.02
1.00	5.10	54,022	0.33		0.38		4.92
1.00	5.00	1,175,106	0.43		0.48		4.87
1.00	4.74	648,195	0.68		0.73		4.63

1.00	4.99	13,911,751	0.18		0.23		4.92
1.00	4.96	28,066	0.21		0.26		4.87
1.00	4.89	97,638	0.28		0.33		4.80
1.00	4.84	13,006	0.33		0.38		4.69
1.00	4.73	616,511	0.43		0.48		4.65
1.00	4.47	486,455	0.68		0.73		4.42

1.00	3.14	10,191,671	0.18		0.22		3.07
1.00	3.11	42,112	0.21		0.25		3.03
1.00	3.04	96,448	0.28		0.32		2.93
1.00	2.99	35,586	0.33		0.37		3.12
1.00	2.88	609,847	0.43		0.47		2.85
1.00	2.63	341,523	0.68		0.72		2.62

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$0.001		$(0.001)
2010-FST Select Shares	1.00	0.001		(0.001)
2010-FST Preferred Shares	1.00	—	(c)	— (c)
2010-FST Capital Shares	1.00	—	(c)	— (c)
2010-FST Administration Shares	1.00	—	(c)	— (c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010-FST Service Shares	1.00	—	(c)	— (c)
2010-FST Class B Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010-FST Class C Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.003		(0.003)
2009-FST Select Shares	1.00	0.003		(0.003)
2009-FST Preferred Shares	1.00	0.003		(0.003)
2009-FST Capital Shares	1.00	0.002		(0.002)
2009-FST Administration Shares	1.00	0.002		(0.002)
2009-FST Service Shares	1.00	0.001		(0.001)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.026	(e)	(0.026)
2008-FST Select Shares	1.00	0.026	(e)	(0.026)
2008-FST Preferred Shares	1.00	0.025	(e)	(0.025)
2008-FST Capital Shares	1.00	0.025	(e)	(0.025)
2008-FST Administration Shares	1.00	0.024	(e)	(0.024)
2008-FST Service Shares	1.00	0.021	(e)	(0.021)

2007-FST Shares	1.00	0.052		(0.052)
2007-FST Select Shares	1.00	0.051		(0.051)
2007-FST Preferred Shares	1.00	0.051		(0.051)
2007-FST Capital Shares	1.00	0.050		(0.050)
2007-FST Administration Shares	1.00	0.049		(0.049)
2007-FST Service Shares	1.00	0.047		(0.047)

2006-FST Shares	1.00	0.049		(0.049)
2006-FST Select Shares	1.00	0.049		(0.049)
2006-FST Preferred Shares	1.00	0.048		(0.048)
2006-FST Capital Shares	1.00	0.047		(0.047)
2006-FST Administration Shares	1.00	0.046		(0.046)
2006-FST Service Shares	1.00	0.044		(0.044)

2005-FST Shares	1.00	0.031		(0.031)
2005-FST Select Shares	1.00	0.031		(0.031)
2005-FST Preferred Shares	1.00	0.030		(0.030)
2005-FST Capital Shares	1.00	0.029		(0.029)
2005-FST Administration Shares	1.00	0.028		(0.028)
2005-FST Service Shares	1.00	0.026		(0.026)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Reflects an increase of $0.002 per share and 0.22%, as a result of a voluntary and irrevocable capital infusion by Goldman Sachs.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

								Ratio of net
Net asset			Net assets	Ratio of net		Ratio of total		investment
value,			end	expenses to		expenses to		income (loss) to
end	Total		of period	average net		average net		average net
of period	return(b)		(in 000’s)	assets		assets		assets

$1.00	0.12%		$22,977,394	0.18%		0.23%		0.10%
1.00	0.09		106,849	0.21		0.26		0.06
1.00	0.04		350,484	0.26		0.33		0.01
1.00	0.02		325,649	0.28		0.38		(0.01)
1.00	0.01		3,194,694	0.29		0.48		(0.01)
1.00	0.01		1	0.34	(d)	0.58	(d)	0.11	(d)
1.00	0.01		757,826	0.29		0.73		(0.01)
1.00	0.01		7,827	0.36	(d)	1.23	(d)	0.02	(d)
1.00	0.01		29,973	0.36	(d)	1.23	(d)	0.01	(d)
1.00	0.01		134,763	0.35	(d)	0.73	(d)	0.01	(d)
1.00	0.01		1	0.36	(d)	1.03	(d)	(0.37	)(d)

1.00	0.32		30,756,777	0.23	(d)	0.28	(d)	0.47	(d)
1.00	0.30		99,249	0.26	(d)	0.31	(d)	0.48	(d)
1.00	0.25		1,226,201	0.33	(d)	0.38	(d)	0.40	(d)
1.00	0.22		568,066	0.38	(d)	0.43	(d)	0.37	(d)
1.00	0.16		3,986,524	0.47	(d)	0.53	(d)	0.24	(d)
1.00	0.06		873,287	0.63	(d)	0.78	(d)	0.12	(d)

1.00	2.64	(d)	25,218,329	0.19		0.24		2.72
1.00	2.61	(d)	95,807	0.22		0.27		2.77
1.00	2.54	(d)	1,385,336	0.29		0.34		2.55
1.00	2.49	(d)	777,173	0.34		0.39		2.48
1.00	2.39	(d)	4,060,108	0.44		0.49		2.45
1.00	2.13	(d)	1,398,311	0.69		0.74		2.19

1.00	5.28		36,224,153	0.18		0.23		5.13
1.00	5.24		267,150	0.21		0.26		5.13
1.00	5.17		1,154,660	0.28		0.33		5.05
1.00	5.12		787,305	0.33		0.38		5.00
1.00	5.01		5,865,430	0.43		0.48		4.90
1.00	4.75		2,097,006	0.68		0.73		4.65

1.00	4.99		18,138,487	0.18		0.23		4.88
1.00	4.96		290,680	0.21		0.26		4.94
1.00	4.89		1,772,244	0.28		0.33		4.79
1.00	4.83		588,310	0.33		0.38		4.78
1.00	4.73		4,610,331	0.43		0.48		4.64
1.00	4.47		1,679,837	0.68		0.73		4.41

1.00	3.14		18,844,076	0.18		0.22		3.10
1.00	3.11		98,894	0.21		0.25		3.08
1.00	3.04		1,756,837	0.28		0.32		2.99
1.00	2.98		478,857	0.33		0.37		3.03
1.00	2.88		3,421,363	0.43		0.47		2.88
1.00	2.62		1,375,066	0.68		0.72		2.64

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$—	(c)	$—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	—	(c)	—	(c)
2009-FST Administration Shares	1.00	—	(c)	—	(c)
2009-FST Service Shares	1.00	—	(c)	—	(c)
2009-FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.016		(0.016	)(e)
2008-FST Administration Shares	1.00	0.014		(0.014	)(e)
2008-FST Service Shares	1.00	0.012		(0.012	)(e)
2008-FST Cash Management Shares	1.00	0.011		(0.011	)(e)

2007-FST Shares	1.00	0.031		(0.031	)(e)
2007-FST Administration Shares	1.00	0.030		(0.030	)(e)
2007-FST Service Shares	1.00	0.027		(0.027	)(e)
2007-FST Cash Management Shares	1.00	0.026		(0.026	)(e)

2006-FST Shares	1.00	0.029		(0.029	)(e)
2006-FST Administration Shares	1.00	0.028		(0.028	)(e)
2006-FST Service Shares	1.00	0.026		(0.026	)(e)
2006-FST Cash Management Shares	1.00	0.023		(0.023	)(e)

2005-FST Shares	1.00	0.020		(0.020)
2005-FST Administration Shares	1.00	0.018		(0.018)
2005-FST Service Shares	1.00	0.016		(0.016)
2005-FST Cash Management Shares	1.00	0.014		(0.014)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.00021, $0.00007 and $0.00028 of distributions from net realized gains for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income (loss) to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.01%	$83,316	0.30%		0.46%		0.01%
1.00	0.01	160,396	0.30		0.61		0.01
1.00	0.01	2	0.30		0.86		0.04
1.00	0.01	1	0.30		0.96		(0.08)

1.00	0.04	67,911	0.44	(d)	0.49	(d)	0.06	(d)
1.00	0.01	244,701	0.49	(d)	0.64	(d)	0.01	(d)
1.00	0.01	2	0.52	(d)	0.89	(d)	0.01	(d)
1.00	0.01	1	0.52	(d)	1.49	(d)	(0.09	)(d)

1.00	1.60	147,340	0.44		0.46		1.56
1.00	1.45	499,754	0.59		0.61		1.42
1.00	1.21	445	0.82		0.86		0.72
1.00	1.05	1	0.84		1.46		1.18

1.00	3.20	176,449	0.43		0.44		3.14
1.00	3.05	494,463	0.58		0.59		2.99
1.00	2.79	2	0.83		0.84		2.73
1.00	2.62	1	1.00		1.44		2.64

1.00	3.03	130,302	0.43		0.44		2.90
1.00	2.87	420,875	0.58		0.59		2.82
1.00	2.62	2	0.83		0.84		2.56
1.00	2.44	10	1.00		1.44		2.35

1.00	1.98	268,806	0.43		0.44		1.99
1.00	1.83	300,545	0.58		0.59		1.79
1.00	1.57	2	0.83		0.83		1.60
1.00	1.40	27,385	1.00		1.44		1.45

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$—	(c)	$—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	—	(c)	—	(c)
2009-FST Administration Shares	1.00	—	(c)	—	(c)
2009-FST Service Shares	1.00	—	(c)	—	(c)
2009-FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.017		(0.017	)(e)
2008-FST Administration Shares	1.00	0.015		(0.015	)(e)
2008-FST Service Shares	1.00	0.013		(0.013	)(e)
2008-FST Cash Management Shares	1.00	0.011		(0.011	)(e)

2007-FST Shares	1.00	0.032		(0.032	)(e)
2007-FST Administration Shares	1.00	0.030		(0.030	)(e)
2007-FST Service Shares	1.00	0.028		(0.028	)(e)
2007-FST Cash Management Shares	1.00	0.026		(0.026	)(e)

2006-FST Shares	1.00	0.030		(0.030	)(e)
2006-FST Administration Shares	1.00	0.029		(0.029	)(e)
2006-FST Service Shares	1.00	0.027		(0.027	)(e)
2006-FST Cash Management Shares	1.00	0.023		(0.023	)(e)

2005-FST Shares	1.00	0.020		(0.020)
2005-FST Administration Shares	1.00	0.018		(0.018)
2005-FST Service Shares	1.00	0.016		(0.016)
2005-FST Cash Management Shares	1.00	0.014		(0.014)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0003, $0.00005 and $0.00008 of distributions from net realized gains for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.03%	$49,859	0.30%		0.46%		0.01%
1.00	0.03	127,395	0.30		0.61		0.01
1.00	0.03	1	0.30		0.86		0.01
1.00	0.03	1	0.30		0.96		(0.03)

1.00	0.04	50,211	0.42	(d)	0.49	(d)	0.07	(d)
1.00	0.01	243,215	0.47	(d)	0.64	(d)	0.02	(d)
1.00	0.01	76	0.47	(d)	0.89	(d)	0.02	(d)
1.00	0.01	1	0.48	(d)	1.49	(d)	0.02	(d)

1.00	1.70	76,958	0.44		0.47		1.67
1.00	1.55	418,830	0.59		0.62		1.48
1.00	1.30	76	0.84		0.87		1.41
1.00	1.14	1	0.90		1.47		1.11

1.00	3.24	56,353	0.43		0.46		3.20
1.00	3.09	253,295	0.58		0.61		3.04
1.00	2.83	468	0.83		0.86		2.79
1.00	2.66	1	1.00		1.46		2.65

1.00	3.04	36,521	0.43		0.45		2.92
1.00	2.89	331,793	0.58		0.60		2.86
1.00	2.63	456	0.83		0.85		2.67
1.00	2.46	1,507	1.00		1.45		2.33

1.00	1.99	100,268	0.43		0.45		1.94
1.00	1.84	206,485	0.58		0.60		1.83
1.00	1.58	72	0.83		0.84		1.34
1.00	1.41	58,291	1.00		1.45		1.35

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$0.002		$(0.002)
2010-FST Select Shares	1.00	0.001		(0.001)
2010-FST Preferred Shares	1.00	0.001		(0.001)
2010-FST Capital Shares	1.00	—	(c)	—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.003		(0.003)
2009-FST Select Shares	1.00	0.002		(0.002)
2009-FST Preferred Shares	1.00	0.002		(0.002)
2009-FST Capital Shares	1.00	0.002		(0.002)
2009-FST Administration Shares	1.00	0.001		(0.001)
2009-FST Service Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.020		(0.020	)(e)
2008-FST Select Shares	1.00	0.020		(0.020	)(e)
2008-FST Preferred Shares	1.00	0.019		(0.019	)(e)
2008-FST Capital Shares	1.00	0.018		(0.018	)(e)
2008-FST Administration Shares	1.00	0.017		(0.017	)(e)
2008-FST Service Shares	1.00	0.015		(0.015	)(e)

2007-FST Shares	1.00	0.035		(0.035	)(e)
2007-FST Select Shares	1.00	0.035		(0.035	)(e)
2007-FST Preferred Shares	1.00	0.034		(0.034	)(e)
2007-FST Capital Shares	1.00	0.033		(0.033	)(e)
2007-FST Administration Shares	1.00	0.032		(0.032	)(e)
2007-FST Service Shares	1.00	0.030		(0.030	)(e)

2006-FST Shares	1.00	0.033		(0.033	)(e)
2006-FST Select Shares	1.00	0.032		(0.032	)(e)
2006-FST Preferred Shares	1.00	0.032		(0.032	)(e)
2006-FST Capital Shares	1.00	0.031		(0.031	)(e)
2006-FST Administration Shares	1.00	0.030		(0.030	)(e)
2006-FST Service Shares	1.00	0.028		(0.028	)(e)

2005-FST Shares	1.00	0.022		(0.022)
2005-FST Select Shares	1.00	0.022		(0.022)
2005-FST Preferred Shares	1.00	0.022		(0.022)
2005-FST Capital Shares	1.00	0.021		(0.021)
2005-FST Administration Shares	1.00	0.020		(0.020)
2005-FST Service Shares	1.00	0.017		(0.017)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0001, $0.0008 and $0.00004 of distributions from net realized gains for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.15%	$8,900,260	0.18%		0.23%		0.14%
1.00	0.12	51,856	0.21		0.26		0.11
1.00	0.06	42,240	0.28		0.33		0.04
1.00	0.03	10,406	0.30		0.37		0.02
1.00	0.02	315,835	0.33		0.48		0.01
1.00	0.01	544,328	0.30	(d)	0.57	(d)	0.01	(d)
1.00	0.02	44,690	0.31		0.73		0.01
1.00	0.01	14,282	0.32	(d)	0.73	(d)	0.01	(d)
1.00	0.01	1	0.40	(d)	1.02	(d)	0.04	(d)

1.00	0.25	9,416,370	0.21	(d)	0.26	(d)	0.37	(d)
1.00	0.23	85,670	0.24	(d)	0.29	(d)	0.33	(d)
1.00	0.18	45,223	0.31	(d)	0.36	(d)	0.30	(d)
1.00	0.15	162,752	0.36	(d)	0.41	(d)	0.24	(d)
1.00	0.09	308,305	0.45	(d)	0.51	(d)	0.14	(d)
1.00	0.01	71,451	0.61	(d)	0.76	(d)	0.03	(d)

1.00	2.00	9,657,508	0.18		0.24		1.95
1.00	1.97	40,707	0.21		0.27		1.98
1.00	1.89	82,211	0.28		0.34		1.87
1.00	1.84	294,058	0.33		0.39		1.84
1.00	1.74	362,529	0.43		0.49		1.73
1.00	1.49	280,303	0.68		0.74		1.52

1.00	3.56	9,069,558	0.18		0.23		3.49
1.00	3.53	71,395	0.21		0.26		3.47
1.00	3.46	220,538	0.28		0.33		3.37
1.00	3.41	317,742	0.33		0.38		3.30
1.00	3.30	757,798	0.43		0.48		3.23
1.00	3.05	332,251	0.68		0.73		2.98

1.00	3.32	6,243,612	0.18		0.23		3.25
1.00	3.29	101,244	0.21		0.26		3.21
1.00	3.22	326,624	0.28		0.33		3.19
1.00	3.17	423,215	0.33		0.38		3.12
1.00	3.07	323,201	0.43		0.48		3.01
1.00	2.81	172,468	0.68		0.73		2.77

1.00	2.26	7,547,716	0.18		0.22		2.23
1.00	2.23	175,764	0.21		0.25		2.20
1.00	2.16	243,181	0.28		0.32		2.16
1.00	2.11	220,902	0.33		0.37		2.24
1.00	2.01	349,087	0.43		0.47		1.98
1.00	1.75	164,979	0.68		0.72		1.79

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$—	(c)	$—	(c)
2010-FST Select Shares	1.00	—	(c)	—	(c)
2010-FST Preferred Shares	1.00	—	(c)	—	(c)
2010-FST Capital Shares	1.00	—	(c)	—	(c)
2010-FST Administration Shares	1.00	—	(c)	—	(c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Service Shares	1.00	—	(c)	—	(c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.001	(f)	(0.001	)(f)
2009-FST Select Shares	1.00	0.001	(f)	(0.001	)(f)
2009-FST Preferred Shares	1.00	0.001	(f)	(0.001	)(f)
2009-FST Capital Shares	1.00	—	(c)(f)	—	(c)(f)
2009-FST Administration Shares	1.00	—	(c)(f)	—	(c)(f)
2009-FST Service Shares	1.00	—	(c)(f)	—	(c)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.016	(f)	(0.016	)(f)
2008-FST Select Shares	1.00	0.015	(f)	(0.015	)(f)
2008-FST Preferred Shares	1.00	0.015	(f)	(0.015	)(f)
2008-FST Capital Shares	1.00	0.014	(f)	(0.014	)(f)
2008-FST Administration Shares	1.00	0.013	(f)	(0.013	)(f)
2008-FST Service Shares	1.00	0.011	(f)	(0.011	)(f)

2007-FST Shares	1.00	0.044	(f)	(0.044	)(f)
2007-FST Select Shares	1.00	0.043	(f)	(0.043	)(f)
2007-FST Preferred Shares	1.00	0.043	(f)	(0.043	)(f)
2007-FST Capital Shares	1.00	0.042	(f)	(0.042	)(f)
2007-FST Administration Shares	1.00	0.041	(f)	(0.041	)(f)
2007-FST Service Shares	1.00	0.039	(f)	(0.039	)(f)

2006-FST Shares	1.00	0.046		(0.046)
2006-FST Select Shares	1.00	0.045		(0.045)
2006-FST Preferred Shares	1.00	0.045		(0.045)
2006-FST Capital Shares	1.00	0.044		(0.044)
2006-FST Administration Shares	1.00	0.043		(0.043)
2006-FST Service Shares	1.00	0.041		(0.041)

2005-FST Shares	1.00	0.028		(0.028)
2005-FST Select Shares	1.00	0.028		(0.028)
2005-FST Preferred Shares	1.00	0.027		(0.027)
2005-FST Capital Shares	1.00	0.027		(0.027)
2005-FST Administration Shares	1.00	0.026		(0.026)
2005-FST Service Shares	1.00	0.023		(0.023)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.
(f)	Net investment income and distributions from net investment income contain $0.0008 and $(0.0008), $0.002 and $(0.002), and $0.001 and $(0.001) of net realized capital gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income (loss) to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.01%	$16,123,700	0.14%		0.23%		(0.01)%
1.00	0.01	184,151	0.14		0.26		(0.02)
1.00	0.01	309,220	0.14		0.33		(0.02)
1.00	0.01	110,983	0.14		0.38		(0.01)
1.00	0.01	1,427,256	0.14		0.48		(0.02)
1.00	0.01	370,801	0.14	(d)	0.58	(d)	—	(d)(e)
1.00	0.01	297,319	0.14		0.73		(0.01)
1.00	0.01	1	0.14	(d)	0.58	(d)	—	(d)(e)
1.00	0.01	1	0.14	(d)	0.73	(d)	0.09	(d)

1.00	0.10	18,393,881	0.20	(d)	0.23	(d)	0.04	(d)
1.00	0.08	173,590	0.23	(d)	0.26	(d)	—	(d)(e)
1.00	0.05	321,168	0.27	(d)	0.33	(d)	(0.04	)(d)
1.00	0.03	65,817	0.30	(d)	0.38	(d)	(0.06	)(d)
1.00	0.02	1,476,015	0.34	(d)	0.48	(d)	(0.09	)(d)
1.00	0.01	234,595	0.35	(d)	0.73	(d)	(0.11	)(d)

1.00	1.57	32,591,735	0.21		0.24		1.05
1.00	1.54	135,437	0.24		0.27		1.01
1.00	1.47	356,612	0.31		0.34		1.15
1.00	1.42	173,751	0.36		0.39		0.64
1.00	1.32	3,083,313	0.46		0.49		0.97
1.00	1.09	612,105	0.69		0.74		0.84

1.00	4.46	9,282,486	0.20		0.24		3.91
1.00	4.43	29,548	0.23		0.27		4.24
1.00	4.36	219,365	0.30		0.34		4.07
1.00	4.31	20,939	0.35		0.39		4.16
1.00	4.20	1,552,156	0.45		0.49		3.89
1.00	3.94	658,252	0.70		0.74		3.51

1.00	4.66	1,907,998	0.20		0.24		4.60
1.00	4.63	33,599	0.23		0.27		4.82
1.00	4.55	161,504	0.30		0.34		4.48
1.00	4.50	17,946	0.35		0.39		4.45
1.00	4.40	869,388	0.45		0.49		4.37
1.00	4.14	218,354	0.70		0.74		4.05

1.00	2.84	1,201,313	0.20		0.24		2.78
1.00	2.81	67	0.23		0.27		2.78
1.00	2.74	133,806	0.30		0.34		3.07
1.00	2.69	6,468	0.35		0.39		2.58
1.00	2.58	537,912	0.45		0.49		2.67
1.00	2.33	268,622	0.70		0.74		2.44

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Net asset			Distributions
	value,	Net		from net
	beginning	investment		investment
Year—Share Class	of period	income (loss)		income(a)

FOR THE FISCAL YEAR ENDED AUGUST 31,

2010-FST Shares	$1.00	$—	(c)	$— (c)
2010-FST Select Shares	1.00	—	(c)	— (c)
2010-FST Preferred Shares	1.00	—	(c)	— (c)
2010-FST Capital Shares	1.00	—	(c)	— (c)
2010-FST Administration Shares	1.00	—	(c)	— (c)
2010-FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010-FST Service Shares	1.00	—	(c)	— (c)
2010-FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)
2010-FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	— (c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,

2009-FST Shares	1.00	0.001		(0.001)
2009-FST Select Shares	1.00	0.001		(0.001)
2009-FST Preferred Shares	1.00	0.001		(0.001)
2009-FST Capital Shares	1.00	0.001		(0.001)
2009-FST Administration Shares	1.00	—	(c)	— (c)
2009-FST Service Shares	1.00	—	(c)	— (c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2008-FST Shares	1.00	0.016		(0.016)
2008-FST Select Shares	1.00	0.016		(0.016)
2008-FST Preferred Shares	1.00	0.015		(0.015)
2008-FST Capital Shares	1.00	0.015		(0.015)
2008-FST Administration Shares	1.00	0.014		(0.014)
2008-FST Service Shares	1.00	0.012		(0.012)

2007-FST Shares	1.00	0.047		(0.047)
2007-FST Select Shares	1.00	0.047		(0.047)
2007-FST Preferred Shares	1.00	0.046		(0.046)
2007-FST Capital Shares	1.00	0.045		(0.045)
2007-FST Administration Shares	1.00	0.044		(0.044)
2007-FST Service Shares	1.00	0.042		(0.042)

2006-FST Shares	1.00	0.048		(0.048)
2006-FST Select Shares	1.00	0.047		(0.047)
2006-FST Preferred Shares	1.00	0.047		(0.047)
2006-FST Capital Shares	1.00	0.046		(0.046)
2006-FST Administration Shares	1.00	0.045		(0.045)
2006-FST Service Shares	1.00	0.043		(0.043)

2005-FST Shares	1.00	0.030		(0.030)
2005-FST Select Shares	1.00	0.030		(0.030)
2005-FST Preferred Shares	1.00	0.029		(0.029)
2005-FST Capital Shares	1.00	0.028		(0.028)
2005-FST Administration Shares	1.00	0.027		(0.027)
2005-FST Service Shares	1.00	0.025		(0.025)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

							Ratio of net
Net asset		Net assets	Ratio of net		Ratio of total		investment
value,		end	expenses to		expenses to		income (loss) to
end	Total	of period	average net		average net		average net
of period	return(b)	(in 000’s)	assets		assets		assets

$1.00	0.04%	$8,654,414	0.19%		0.22%		—	%(d)
1.00	0.02	199,595	0.21		0.25		(0.03)
1.00	0.01	206,610	0.21		0.32		(0.03)
1.00	0.01	223,476	0.21		0.37		(0.02)
1.00	0.01	1,875,928	0.21		0.47		(0.02)
1.00	0.01	125,136	0.21	(e)	0.57	(e)	0.13	(e)
1.00	0.01	1,232,186	0.21		0.72		(0.02)
1.00	0.01	1	0.19	(e)	0.72	(e)	0.10	(e)
1.00	0.01	1	0.20	(e)	1.02	(e)	(0.04	)(e)

1.00	0.14	16,942,168	0.20	(e)	0.23	(e)	0.07	(e)
1.00	0.12	670,028	0.23	(e)	0.26	(e)	(0.01	)(e)
1.00	0.08	304,897	0.29	(e)	0.33	(e)	(0.02	)(e)
1.00	0.06	330,368	0.33	(e)	0.38	(e)	(0.05	)(e)
1.00	0.02	2,196,762	0.37	(e)	0.48	(e)	(0.10	)(e)
1.00	0.01	1,058,820	0.41	(e)	0.73	(e)	(0.12	)(e)

1.00	1.64	12,010,372	0.21		0.24		1.51
1.00	1.61	32,927	0.24		0.27		0.42
1.00	1.54	246,788	0.31		0.34		1.46
1.00	1.49	360,461	0.36		0.39		1.30
1.00	1.39	1,995,689	0.46		0.49		1.40
1.00	1.17	1,357,797	0.67		0.74		1.17

1.00	4.80	11,652,689	0.20		0.24		4.32
1.00	4.77	26	0.23		0.27		4.62
1.00	4.70	646,792	0.30		0.34		4.52
1.00	4.65	318,665	0.35		0.39		4.39
1.00	4.54	2,787,538	0.45		0.49		4.44
1.00	4.28	1,837,123	0.70		0.74		4.19

1.00	4.86	1,855,829	0.20		0.24		4.79
1.00	4.83	4	0.23		0.27		4.75
1.00	4.76	776,080	0.30		0.34		4.69
1.00	4.71	90,897	0.35		0.39		4.79
1.00	4.60	2,353,384	0.45		0.49		4.55
1.00	4.34	1,821,459	0.70		0.74		4.31

1.00	3.00	1,633,047	0.20		0.23		3.00
1.00	2.97	3	0.23		0.26		3.83
1.00	2.90	669,177	0.30		0.33		2.97
1.00	2.85	1,926	0.35		0.38		2.73
1.00	2.75	1,856,730	0.45		0.48		2.78
1.00	2.49	1,036,131	0.70		0.73		2.55

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund (formerly Institutional Liquid Assets Tax-Exempt California Portfolio), Goldman Sachs Financial Square Tax-Exempt New York Fund (formerly Institutional Liquid Assets Tax-Exempt New York Portfolio), Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (collectively, the “Goldman Sachs Financial Square Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Financial Square Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 21, 2010

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2010 (Unaudited)

As a shareholder of FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to FST Class B and FST Class C Shares); and (2) ongoing costs, including management fees, distribution, service and/or shareholder administration fees (with respect to all share classes except FST Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 through August 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Fund				Government Fund				Money Market Fund
				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
FST Shares
Actual	$1,000.00	$1,000.20		$1.00	$1,000.00	$1,000.40		$0.91	$1,000.00	$1,000.80		$0.91
Hypothetical 5% return	1,000.00	1,024.21	+	1.01	1,000.00	1,024.30		0.92	1,000.00	1,024.29	+	0.92

FST Select Shares
Actual	1,000.00	1,000.10		1.11	1,000.00	1,000.20		1.05	1,000.00	1,000.60		1.07
Hypothetical 5% return	1,000.00	1,024.09	+	1.12	1,000.00	1,024.16	+	1.06	1,000.00	1,024.14	+	1.08

FST Preferred Shares
Actual	1,000.00	1,000.00		1.15	1,000.00	1,000.00		1.26	1,000.00	1,000.30		1.39
Hypothetical 5% return	1,000.00	1,024.06	+	1.16	1,000.00	1,023.95	+	1.27	1,000.00	1,023.81	+	1.41

FST Capital Shares
Actual	1,000.00	1,000.00		1.16	1,000.00	1,000.00		1.27	1,000.00	1,000.20		1.54
Hypothetical 5% return	1,000.00	1,024.05	+	1.17	1,000.00	1,023.94	+	1.29	1,000.00	1,023.66	+	1.56

FST Administration Shares
Actual	1,000.00	1,000.00		1.15	1,000.00	1,000.00		1.24	1,000.00	1,000.00		1.62
Hypothetical 5% return	1,000.00	1,024.05	+	1.17	1,000.00	1,023.96	+	1.26	1,000.00	1,023.59	+	1.63

FST Premier Shares(a)
Actual	1,000.00	1,000.00		0.72	1,000.00	1,000.00		0.54	1,000.00	1,000.00		1.21
Hypothetical 5% return	1,000.00	1,014.35	+	0.73	1,000.00	1,014.53	+	0.55	1,000.00	1,013.86	+	1.21

FST Service Shares
Actual	1,000.00	1,000.00		1.15	1,000.00	1,000.00		1.24	1,000.00	1,000.00		1.64
Hypothetical 5% return	1,000.00	1,024.05	+	1.17	1,000.00	1,023.97	+	1.25	1,000.00	1,023.57	+	1.66

FST Resource Shares(a)
Actual	1,000.00	1,000.00		0.60	1,000.00	1,000.00		0.54	1,000.00	1,000.00		0.54
Hypothetical 5% return	1,000.00	1,014.47	+	0.61	1,000.00	1,014.53	+	0.55	1,000.00	1,014.53	+	0.55

FST Cash Management Shares(a)
Actual	1,000.00	1,000.00		0.71	1,000.00	1,000.00		0.90	1,000.00	1,000.00		1.45
Hypothetical 5% return	1,000.00	1,014.36	+	0.71	1,000.00	1,014.16	+	0.91	1,000.00	1,013.62	+	1.46

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2010 (Unaudited) (Continued)

	Prime Obligations				Tax-Exempt California				Tax-Exempt New York
				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
FST Shares
Actual	$1,000.00	$1,000.60		$0.90	$1,000.00	$1,000.00		$1.44	$1,000.00	$1,000.00		$1.36
Hypothetical 5% return	1,000.00	1,024.31	+	0.91	1,000.00	1,023.77	+	1.46	1,000.00	1,023.84	+	1.38

FST Select Shares
Actual	1,000.00	1,000.50		1.05	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,024.16	+	1.06	N/A	N/A		N/A	N/A	N/A		N/A

FST Preferred Shares
Actual	1,000.00	1,000.20		1.32	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,023.89	+	1.33	N/A	N/A		N/A	N/A	N/A		N/A

FST Capital Shares
Actual	1,000.00	1,000.10		1.42	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,023.79	+	1.43	N/A	N/A		N/A	N/A	N/A		N/A

FST Administration Shares
Actual	1,000.00	1,000.00		1.49	1,000.00	1,000.00		1.43	1,000.00	1,000.00		1.36
Hypothetical 5% return	1,000.00	1,023.72	+	1.51	1,000.00	1,023.78	+	1.45	1,000.00	1,023.84	+	1.38

FST Premier Shares(a)
Actual	1,000.00	1,000.00		1.02	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.04	+	1.03	N/A	N/A		N/A	N/A	N/A		N/A

FST Service Shares
Actual	1,000.00	1,000.00		1.48	1,000.00	1,000.00		1.09	1,000.00	1,000.00		1.36
Hypothetical 5% return	1,000.00	1,023.73	+	1.50	1,000.00	1,024.12	+	1.10	1,000.00	1,023.85	+	1.37

FST Class B Shares(a)
Actual	1,000.00	1,000.00		1.08	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,013.98	+	1.09	N/A	N/A		N/A	N/A	N/A		N/A

FST Class C Shares(a)
Actual	1,000.00	1,000.00		1.08	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,013.99	+	1.09	N/A	N/A		N/A	N/A	N/A		N/A

FST Resource Shares(a)
Actual	1,000.00	1,000.00		1.05	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.01	+	1.06	N/A	N/A		N/A	N/A	N/A		N/A

FST Cash Management Shares(a)
Actual	1,000.00	1,000.00		1.08	1,000.00	1,000.00		2.04	1,000.00	1,000.00		1.69
Hypothetical 5% return	1,000.00	1,013.98	+	1.09	1,000.00	1,023.16	+	2.07	1,000.00	1,023.51	+	1.71

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2010 (Unaudited) (Continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
FST Shares
Actual	$1,000.00	$1,000.70		$0.86	$1,000.00	$1,000.00		$0.81	$1,000.00	$1,000.20		$1.00
Hypothetical 5% return	1,000.00	1,024.34	+	0.87	1,000.00	1,024.39	+	0.82	1,000.00	1,024.21	+	1.01

FST Select Shares
Actual	1,000.00	1,000.60		1.01	1,000.00	1,000.00		0.82	1,000.00	1,000.10		1.17
Hypothetical 5% return	1,000.00	1,024.19	+	1.03	1,000.00	1,024.39	+	0.83	1,000.00	1,024.04	+	1.18

FST Preferred Shares
Actual	1,000.00	1,000.20		1.36	1,000.00	1,000.00		0.81	1,000.00	1,000.00		1.15
Hypothetical 5% return	1,000.00	1,023.85	+	1.37	1,000.00	1,024.40	+	0.82	1,000.00	1,024.06	+	1.16

FST Capital Shares
Actual	1,000.00	1,000.10		1.52	1,000.00	1,000.00		0.80	1,000.00	1,000.00		1.13
Hypothetical 5% return	1,000.00	1,023.69	+	1.54	1,000.00	1,024.40	+	0.81	1,000.00	1,024.08	+	1.14

FST Administration Shares
Actual	1,000.00	1,000.00		1.54	1,000.00	1,000.00		0.82	1,000.00	1,000.00		1.10
Hypothetical 5% return	1,000.00	1,023.67	+	1.55	1,000.00	1,024.39	+	0.83	1,000.00	1,024.11	+	1.11

FST Premier Shares(a)
Actual	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.42	1,000.00	1,000.00		0.63
Hypothetical 5% return	1,000.00	1,014.16	+	0.91	1,000.00	1,014.65	+	0.43	1,000.00	1,014.44	+	0.64

FST Service Shares
Actual	1,000.00	1,000.00		1.53	1,000.00	1,000.00		0.81	1,000.00	1,000.00		1.06
Hypothetical 5% return	1,000.00	1,023.67	+	1.55	1,000.00	1,024.40	+	0.82	1,000.00	1,024.14	+	1.08

FST Resource Shares(a)
Actual	1,000.00	1,000.00		0.96	1,000.00	1,000.00		0.42	1,000.00	1,000.00		0.57
Hypothetical 5% return	1,000.00	1,014.10	+	0.97	1,000.00	1,014.65	+	0.43	1,000.00	1,014.50	+	0.58

FST Cash Management Shares(a)
Actual	1,000.00	1,000.00		1.21	1,000.00	1,000.00		0.42	1,000.00	1,000.00		0.60
Hypothetical 5% return	1,000.00	1,013.86	+	1.21	1,000.00	1,014.65	+	0.43	1,000.00	1,014.47	+	0.61

(a)	FST Premier, FST Resource, FST Cash Management (for all Funds except Tax-Exempt California and Tax-Exempt New York Funds), FST Class B and FST Class C Shares (for Prime Obligations Fund only) commenced operations on May 14, 2010.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

	FST	FST Select	FST Preferred	FST Capital	FST Administration	FST Premier	FST Service	FST Class B	FST Class C	FST Resource	FST Cash Management
Fund	Shares	Shares	Shares	Shares	Shares	Shares(a)	Shares	Shares(a)	Shares(a)	Shares(a)	Shares(a)

Federal	0.20%	0.22%	0.24%	0.24%	0.25%	0.24%	0.24%	N/A	N/A	0.20%	0.24%
Government	0.18	0.21	0.25	0.25	0.25	0.18	0.25	N/A	N/A	0.18	0.30
Money Market	0.18	0.21	0.27	0.29	0.30	0.40	0.29	N/A	N/A	0.18	0.48
Prime Obligations	0.18	0.21	0.26	0.28	0.29	0.34	0.29	0.36	0.36	0.35	0.36
Tax-Exempt California	0.30	N/A	N/A	N/A	0.30	N/A	0.30	N/A	N/A	N/A	0.30
Tax-Exempt New York	0.30	N/A	N/A	N/A	0.30	N/A	0.30	N/A	N/A	N/A	0.30
Tax-Free Money Market	0.18	0.21	0.28	0.30	0.33	0.30	0.31	N/A	N/A	0.32	0.40
Treasury Instruments	0.14	0.14	0.14	0.14	0.14	0.14	0.14	N/A	N/A	0.14	0.14
Treasury Obligations	0.19	0.21	0.21	0.21	0.21	0.21	0.21	N/A	N/A	0.19	0.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Financial Square Federal, Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Money Market, Goldman Sachs Financial Square Prime Obligations, Goldman Sachs Financial Square Tax-Free Money Market, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, Goldman Sachs Financial Square Tax-Exempt California (formerly, “Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio”), Goldman Sachs Financial Square Tax-Exempt New York (formerly, “Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio”) Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreements. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Funds invest;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor and transfer agent, to waive certain management, transfer agency, distribution, service and administration fees (as applicable) and reimburse certain expenses of the Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, noting particularly efforts to comply with recent changes to Rule 2a-7, including the implementation of stress testing and liquidity procedures for the Funds and the substantial costs associated with implementing and complying with Rule 2a-7, as amended, going forward.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Trustees considered the Funds’ investment performance in light of their respective investment objectives and the credit parameters. They also considered the difficult yield environment in which the Funds operated throughout much of 2008 and 2009. They noted that despite volatility in the financial markets in 2008 and 2009, the Investment Adviser was able to maintain a stable net asset value and positive yield to meet the demand of the Funds’ investors, in many instances as the result of fee waivers and expense reimbursements. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered: (i) the Investment Adviser’s undertakings to (a) limit the Financial Square Federal, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments and Financial Square Treasury Obligations Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels; (b) limit the Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds’ “total Fund operating expenses” ratios (excluding certain expenses) to certain specified levels; and (c) waive a portion of each Fund’s contractual management fees, and (ii) Goldman Sachs’ undertakings to (a) waive all or portions of certain class-specific fees paid by the Funds (consisting of distribution, service and/or administration fees, as applicable); and (b) waive all or portions of transfer agency fees paid by the Funds (except for Financial Square Money Market and Financial Square Prime Obligations Funds). They noted that the Investment Adviser and Goldman Sachs took some of those steps in order to maintain positive yields for the Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. They considered the amount of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser. They noted that the pending combination of each Fund (with the exception of the Financial Square Government, Financial Square Tax-Exempt New York, and Financial Square Tax-Exempt California Funds) with other money market funds managed by the Investment Adviser may increase the size of the Funds, but were cognizant of the fact that Fund flows in 2010 had thus far been negative. They also observed that the Funds’ level of profitability was lower as a result of fee waivers and expense reimbursements.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (g) the Funds’ access to certain affiliated distribution channels. The Trustees noted the

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2011.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Financial Square Funds — Tax Information (Unaudited)

During the fiscal year ended August 31, 2010, 100% of the distributions from net investment income paid by the Financial Square Tax-Exempt California, Tax-Exempt New York, and Tax-Free Money Market Funds were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Tax-Exempt New York and the Financial Square Tax-Free Money Market Funds designate $27,167 and $597,676 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2010.

During the fiscal year ended August 31, 2010, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $676.9 billion in assets under management as of June 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 3
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International
Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity
International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke*
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Effective August 19, 2010	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus, if available, and/or a Prospectus for a Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550) for the Goldman Sachs Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about a Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contains this and other information about the Fund.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

Copyright ©2010 Goldman, Sachs & Co. All rights reserved. 42314.MF.TMPL / FSAR10 / 240K / 10-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,616,425	$2,839,892	Financial Statement audits. $132,206 and $201,250, represent audit fees borne by the Funds’ adviser, in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$110,517	$140,500	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$894,197	$590,340	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2010 and August 31, 2009 were approximately $1,004,714 and $730,840 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 29, 2010